                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


                            U.S. WIRELESS DATA, INC.
-----------------------------------------------------------------------------
      (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


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/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

[GRAPHIC OMITTED]

New York, NY


To My Fellow Shareholders:

As I complete my first 18 months as your Chief Executive Officer, I am delighted to report that U.S. Wireless Data has been revitalized. We are, in nearly every important respect, a new and far stronger company. We are extremely excited about our future, as we are now well positioned financially and have made great strides in building the infrastructure necessary to move ahead aggressively with our new business plan.

A number of the items that are important to the growth of U.S. Wireless Data require your approval. These matters are explained in detail in the attached Proxy Statement. You will also find a number of historical financial statements included in this mailing. While some of these older financial statements are included as required by the SEC, they no longer accurately reflect U.S. Wireless Data's business since the repositioning of the company and the completion of our financing. Within the next few months, you will be receiving our annual report for the fiscal year ended June 30, 2000. In the interim, your Board of Directors respectfully requests your affirmative vote on the many items of business to be resolved at the meeting of shareholders on September 7, 2000.

I would also like to take this opportunity to welcome our new shareholders. We appreciate the confidence that you have placed in our new management team and in the enormous potential of our technology. Our recently completed private placement, initially intended to raise $25 million, was heavily oversubscribed and ultimately raised more than $55 million. This financing has recapitalized U.S. Wireless Data, and marks a major milestone in the revitalization of the company.

This renewed confidence in U.S. Wireless Data is also being shared by our current and prospective business partners. As a result, we have been rapidly signing new sales channel agreements and we now have more than 60 such agreements in place.

Behind the scenes, we have built both the management and physical infrastructure needed to achieve our goals. Starting at the top of the corporation, we have attracted four excellent new Directors to the Board. We have also hired a core executive team with the skills and experience to drive growth. This team is significantly reorganizing USWD's operations. We have refocused our efforts on Synapse(SM) (formerly called WEPS), our proprietary, neutral gateway that enables wireless transaction processing. The Synapse facility in Colorado is state-of-the-art and is now capable of handling the increased transactional volume that we anticipate. We also continue to enhance our proprietary technology platform with focused research and development. Over the past year, our technical staff alone has increased from three to more than thirty trained specialists.

In summary, U.S. Wireless Data has been reborn. With new leadership, we have revised our business plan, restructured the company's operations, and established new key relationships. We have completed a very successful financing that will provide the means to execute our plan. We are well on our way to achieving our vision, which is to establish Synapse as the standard for wireless transaction processing. I look forward to reporting our progress to you on a regular basis in the future.



/s/  Dean M. Leavitt
------------------------------------
Dean M. Leavitt
Chairman and Chief Executive Officer
August 7, 2000

                               [GRAPHIC OMITTED]

                           U.S. WIRELESS DATA, INC.
                          805 Third Avenue, 8th Floor
                           New York, New York 10022

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of U.S. Wireless Data, Inc.:

     The Annual Meeting of Shareholders of U.S. Wireless Data, Inc. (the "Company") will be held at the New York Marriott East Side, 525 Lexington Avenue, New York, New York 10017 at 2:00 p.m., Eastern time, on September 7, 2000, for the following purposes:

     1. To elect a Board of Directors for the ensuing year;

     2. To consider and act upon a proposal to amend the Company's Articles of Incorporation to increase the total number of authorized shares of capital stock from 55,000,000 to 225,000,000, of which 200,000,000 shall be Common Stock, no par value per share ("Common Stock"), and 25,000,000 shall be Preferred Stock, no par value per share ("Preferred Stock");

     3. To consider and act upon a proposal to authorize the Company to reincorporate in the State of Delaware;

     4. To consider and act upon a proposal to adopt the Company's 2000 Stock Option Plan;

     5. To consider and act upon a proposal to authorize the Board of Directors to amend the Company's Articles of Incorporation to effectuate a one-for-four reverse stock split of the Company's Common Stock;

     6. To ratify the appointment of M.R. Weiser & Co. LLP as the independent auditors and public accountants for the Company for the fiscal year ending June 30, 2000; and

     7. To transact such other business as may properly come before the meeting.

     All shareholders are invited to attend the meeting. Shareholders of record at the close of business on July 14, 2000, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the meeting. A complete list of shareholders entitled to notice of and to vote at the meeting will be open to examination by shareholders beginning 10 days prior to the meeting for any purpose germane to the meeting during normal business hours at the Company's principal office at 805 Third Avenue, 8th Floor, New York, New York 10022.

     Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy and return it in the enclosed envelope.



                                        By Order of the Board of Directors


                                        /s/ Dean M. Leavitt
                                        ------------------------------------
                                        Dean M. Leavitt
                                        Chairman and Chief Executive Officer
New York, New York
August 7, 2000

                           U.S. WIRELESS DATA, INC.
                          805 Third Avenue, 8th Floor
                           New York, New York 10022
                                (212) 750-7766

                             ---------------------
                                PROXY STATEMENT
                            ---------------------
Solicitation and Revocability of Proxy

     This proxy statement ("Proxy Statement") and the accompanying proxy ("Proxy") is furnished in connection with the solicitation by the Board of Directors (the "Board") of U.S. Wireless Data, Inc., a Colorado corporation (the "Company"), for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the New York Marriott East Side, 525 Lexington Avenue, New York, New York 10017 on September 7, 2000 at 2:00 p.m., Eastern Time, and for any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

     The Company will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, certain officers, agents and employees of the Company, without extra remuneration, may also solicit proxies personally by telephone, telefax or other means of communication. In addition to mailing copies of this material to shareholders, the Company may request persons, and reimburse them for their expenses in connection therewith, who hold stock in their names or custody or in the names of nominees for others, to forward such material to those persons for whom they hold stock of the Company and to request their authority for execution of the proxies.

     A shareholder who has given a Proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of the Company, executing and delivering to the Company a later dated Proxy reflecting contrary instructions or appearing at the Annual Meeting and voting in person.

     The mailing address of the Company's principal executive office is 805 Third Avenue, 8th Floor, New York, New York 10022, and its telephone number at this office is (212) 750-7766.


Shares Outstanding, Voting Rights and Proxies

     Holders of shares of the Company's common stock, no par value per share (the "Common Stock"), and the Company's Series C Convertible Preferred Stock (the "Series C Preferred Stock") of record at the close of business on July 14, 2000 (the "Record Date") are entitled to vote at the Annual Meeting or any postponement or adjournment thereof. On the Record Date there were issued and outstanding 32,396,748 shares of Common Stock and 5,586,600 shares of Series C Preferred Stock. Each outstanding share of Common Stock is entitled to one vote. Each holder of Series C Preferred Stock is entitled to one vote for each share of Common Stock issuable upon conversion of the Series C Preferred Stock and votes together with the Common Stock as one class on all matters submitted to a vote of the stockholders of the Company, except that holders of the Series C Preferred Stock are entitled to elect two of the Company's directors (the "Series C Directors") and are entitled to vote separately as a class on the proposal to amend the Company's Articles of Incorporation to increase authorized capital.

     The holders of a majority of the outstanding shares of the Company entitled to vote on the matters proposed herein, present in person or by Proxy, shall constitute a quorum at the Annual Meeting. The approval of a plurality of the shares present in person or represented by Proxy, assuming a quorum at the Annual Meeting, is required for election of five of the seven nominees for director. The holders of a plurality of the shares of Series C Preferred Stock present in person or represented by Proxy, assuming a quorum of holders of Series C Preferred Stock at the Annual Meeting, voting separately as a class, have the right to elect two directors. The approval of a majority of outstanding shares of each class of the Company's stock entitled to vote on the matter is required to approve proposals 2, 3 and 5. In all other matters, the approval of a majority of the shares present in person or represented by Proxy, assuming a quorum at the Annual Meeting, is required for the adoption of such matters.

     The form of Proxy solicited by the Board affords shareholders the ability to specify a choice among approval of, disapproval of, or abstention with respect to, each matter to be acted upon at the Annual Meeting. Shares of Common Stock and Series C Preferred Stock represented by the Proxy will be voted, except as to matters with respect to which authority to vote is specifically withheld. Where the solicited shareholder indicates a choice on the form of Proxy with respect to any matter to be acted upon, the shares will be voted as specified. Abstentions and broker non-votes will not have the effect of votes in opposition to a director or "against" any other proposal to be considered at the Annual Meeting.

     The persons named as proxies are Dean M. Leavitt and Charles I. Leone. All shares of Common Stock and Series C Preferred Stock represented by properly executed proxies which are returned and not revoked will be voted in accordance with the instructions, if any, given therein. If no instructions are provided in a Proxy, the shares of Common Stock and Series C Preferred Stock represented by such Proxy will be voted FOR the Board's nominees for director, FOR the nominees for Series C Directors and FOR the approval of Proposals 2, 3, 4, 5 and 6 and in accordance with the Proxy holder's best judgment as to any other matters raised at the Annual Meeting.


Dissenter's Rights

     Under Colorado law, shareholders are not entitled to dissenter's rights of appraisal on any proposal referred to herein.

     The approximate date on which this Proxy Statement and the accompanying form of Proxy are first being mailed to shareholders is August 7, 2000.

                   INFORMATION RELATING TO VARIOUS PROPOSALS

Information Concerning Directors

     At the time of the Annual Meeting, the Board will consist of seven incumbent members who are seeking to be elected at the meeting to hold office until the next annual or special meeting of shareholders at which a new Board is elected and until their successors shall have been elected and qualified. The Company's Articles of Incorporation and Bylaws presently provide for a Board of no less than three (3) and no more than nine (9) directors. It is intended that the accompanying Proxy will be voted in favor of the following persons to serve as directors, unless the shareholder indicates to the contrary on the Proxy. Each of the nominees is currently a director of the Company.

     Dean M. Leavitt, Alvin C. Rice and Chester N. Winter, all of whom are incumbent directors, have been nominated by the Board for election as directors of the Company. Barry A. Kaplan and Edwin Cooperman, both of whom are incumbent directors, have been nominated by or on behalf of the holders of the Company's Series C Preferred Stock for election as directors of the Company. Amy L. Newmark and Michael S. Falk, both of whom are incumbent directors, have been nominated by the Board pursuant to an agreement which gives Commonwealth the right to designate two individuals for election as directors of the Company. For a further discussion of this right and other transactions with Commonwealth, see "Certain Relationships and Related Transactions--Transactions with Commonwealth and Dean M. Leavitt -- Private Placement." All of the nominees have informed the Company that they are willing to serve, if elected, and management has no reason to believe that any of the nominees will be unavailable. In the event a nominee for director should become unavailable for election, the persons named in the Proxy will vote for the election of any other person who may be recommended and nominated by the Board, the holders of Series C Preferred Stock or Commonwealth, as applicable, for the office of director. The persons named in the accompanying Proxy intend to vote for the election as director of the nominees listed herein. Information regarding directors is set forth below.

     The following table sets forth certain information with respect to each person who is currently a director and/or executive officer of the Company and the individuals nominated and recommended to be elected by the Board and is based on the records of the Company and information furnished to it by such persons. Reference is made to "Security Ownership of Certain Beneficial Owners and Management" for information pertaining to stock ownership by each director and executive officer of the Company and the nominees.


Directors and Executive Officers

     The following table contains certain information with respect to the directors and executive officers of the Company.




        Name            Age                      Principal Occupation                     Director Since
--------------------   -----   -------------------------------------------------------   ---------------
Dean M. Leavitt        40      Chief Executive Officer and Chairman of the Board of      May 1999
                                the Company
Edwin M. Cooperman     56      Chairman of the Board of Directors of Tutor Time          March 2000
                                Learning Systems, Inc.
Michael S. Falk        38      Chief Executive Officer of Commonwealth Associates,       March 2000
                                L.P.
Barry A. Kaplan        44      Managing Director at Goldman, Sachs & Co.                 March 2000
Amy L. Newmark         43      Private Investor                                          March 2000
Alvin C. Rice          76      Vice Chairman of Merchant's Group International, Inc.     June 1998
Chester N. Winter      68      General Partner of Colorado Incubator Fund, L.P.          February 1994

     Dean M. Leavitt. Mr. Leavitt became the Chief Executive Officer and Chairman of the Board of the Company on May 3, 1999. Prior to joining the Company, Mr. Leavitt was President of US Data Capture, Inc., which is headquartered in Greenwich, Connecticut. US Data Capture is a "boutique" credit card processing company which Mr. Leavitt founded in 1991. US Data Capture specializes in formulating and implementing sophisticated credit card acceptance applications for clients such as hospitals, universities, municipalities, publishing houses, professional sports teams and sporting events, transportation companies and other card-accepting organizations. Prior to founding US Data Capture, Mr. Leavitt served as Senior Vice President and Director of Finance at

Rosenschein Properties, a real estate development company, Senior Vice President of Finance at Kellogg Properties, a real estate acquisitions and development firm, and as an associate in the Private Placements Department at Sybedon Corporation, an investment banking firm that served the real estate community. Mr. Leavitt holds a Bachelor of Arts degree in economics and psychology from Emory University in Atlanta, Georgia.

     Alvin C. Rice. Mr. Rice is a Vice Chairman of Merchant's Group International, Inc., a private merchant bank located in San Francisco, California, that he joined on June 1, 1999. Prior to June 1, 1999, and since June 1, 1998, Mr. Rice was affiliated with entrenet Group, LLC, a management and consulting limited liability company, as a senior associate. He became a director of the Company on June 1, 1998. His career in banking, investment banking and commercial business management has spanned over 40 years. He served as Chairman of California Bancorp Systems, Inc. from January 1994 until December 1997 and as Chairman of the First National Bank of Marin from 1989 until December 1993. Mr. Rice has also served as a Director of Memorex Corporation, Fairchild Camera & Instrument Co., and the Montreal Trust Company. He is a cum laude and Phi Beta Kappa graduate of Stanford University from which he received a B.A. degree. He attended the Graduate School of Banking at the University of Wisconsin and Harvard's Advanced Management Program.

     Amy L. Newmark. Ms. Newmark is a private investor in the technology, Internet and telecommunications fields. From 1995 to 1997, she was Executive Vice President-Strategic Planning at Winstar Communications, Inc., a telecommunications, Internet, and media company. From 1993 to 1995, Ms. Newmark was the general partner of Information Age Partners, a hedge fund investing primarily in technology and emerging growth companies. Prior to that she was a securities analyst specializing in telecommunications and technology companies. She is a director of Cereus Technology Partners, Inc., QueryObject Systems Corp., and iQO.com. Ms. Newmark graduated magna cum laude from Harvard College in 1979, and is a Chartered Financial Analyst.

     Barry A. Kaplan. Mr. Kaplan is a Managing Director at Goldman, Sachs & Co. in the Investment Research Department, where he co-heads the firm's U.S. Communications, Media and Entertainment efforts, and covers the wireless communications and cable television industries. Prior to joining Goldman, Sachs in 1986, Mr. Kaplan was an analyst at Bear, Stearns & Co. and A.G. Becker Inc. and, before that, worked in the broadcasting industry. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts and the Media and Entertainment Analysts Association of New York. He is also a member of the Board of Overseers of the Brandeis University Graduate School of International Economics and Finance. Mr. Kaplan graduated from Brandeis University in 1977, and received his MBA from the Wharton School of the University of Pennsylvania in 1980.

     Chester N. Winter. Mr. Winter is a general partner of Colorado Incubator Fund, L.P., a venture capital fund which invests in early stage high technology enterprises, including software, materials, medical and bio-technology, a position he has held since 1991. Since March 1993, he has also been Vice President of Paradigm Partners, LLC, a consulting company. Mr. Winter became a director of the Company in February 1994. From February 1994 until September 1995 he served as Chairman of Highland Energy, Inc., a subsidiary of Eastern Utility Associates. He holds B.A. and M.S. degrees in Economics from the University of Colorado and has completed the Owner/President Management Program at Harvard University Graduate School of Business.

     Edwin M. Cooperman. Mr. Cooperman is Chairman of the Board of Tutor Time Learning Systems, Inc., a privately held company engaged in pre-school education and childcare. He is also a principal of T.C. Solutions, a privately held investment and financial services consulting firm. Previously, Mr. Cooperman was Chairman of the Travelers Bank Group and Executive Vice President, Travelers Group, where he was responsible for strategic marketing, the integration of Travelers brands and products, joint and cross marketing efforts and corporate identity strategies, as well as expanding the Travelers Bank Group's credit card run in portfolios. After joining Travelers in 1991, Mr. Cooperman became Chairman and CEO of Primerica Financial Services Group, which comprises Primerica Financial Services, Benefit Life Insurance Company and Primerica Financial Services Canada. Previous to this, Mr. Cooperman had a distinguished career at American Express. Starting there as an attorney in 1972, he ultimately became Chairman and Co-Chief Executive of Travel Related Services, North America responsible for the core North American businesses of that company, including the American Express Card, American Express Travel Services, American Express Corporate Card, card member investments, insurance, and lending products and services. Mr. Cooperman graduated from Queens College in 1964, earned a J.D. from Ohio State University Law School and an L.L.M. degree from NYU School of Law. He went on to become an associate professor at the U.S. Military Academy at West Point.

     Michael S. Falk. Mr. Falk is the co-founder and currently the Chief Executive Officer of Commonwealth Associates, L.P., a New York-based merchant bank founded in 1988 that specializes in early-stage investments in Internet, technology and telecommunications businesses. Mr. Falk has served as an officer of Commonwealth since 1988 and as its Chief Executive Officer since 1995. Mr. Falk has also served as a director of FutureLink Corporation, an Application Service Provider ("ASP"), since 1999, and as a director of Intelispan, Inc., a managed network services provider, since 2000. Mr. Falk is also a director of EB2B Commerce, Inc. Mr. Falk holds a B.A. degree with honors in Economics from Queens College and attended the Stanford University Executive Program for Smaller Companies.


Committees of the Board-Board Meetings

     The audit committee of the Board was established in May 2000. The audit committee recommends engagement of the Company's independent accountants, approves services performed by such accountants, and reviews and evaluates the Company's accounting system of internal controls. The members of the audit committee are Messrs. Cooperman, Rice and Winter. The audit committee has not yet met as of the date of this Proxy Statement.

     The Company reconstituted its compensation committee as of May 4, 2000, which had theretofore been inactive. The Compensation Committee consists of Messrs. Kaplan and Winter and Ms. Newmark. This Committee approves salaries and other compensation arrangements for the executive officers of the Company. This Committee is also authorized to approve option grants to eligible employees under the Company's stock option plans. The Compensation Committee has met three times since its formation and through August 4, 2000.

     During fiscal year 1999, the Board held 12 meetings and acted once by consent without a meeting. During the nine months ended March 31, 2000, the Board held 12 meetings and acted twice by consent. All directors in office at that time attended more than 75% of the aggregate number of these meetings of the Board.


Other Executive Officers

     The other executive officers of the Company who are not also directors are:




           Name              Age                  Position with the Company                 Officer Since
--------------------------  -----  ------------------------------------------------------  --------------
Charles I. Leone            39     Chief Financial Officer, Chief Operating Officer and    February 2000
                                    Secretary
John H. (Jack) Perveiler    49     Vice President/National Sales Manager                   February 2000
Marc R. Shultz              45     Vice President of Business Development                  January 2000

     Charles I. Leone. Mr. Leone joined the Company as Chief Financial Officer and Chief Operating Officer in February 2000. Mr. Leone previously served as Senior Vice President, Systems and Finance, Retail Division for Phoenix Investment Partners, Ltd., a leading U.S. investment management company ("Phoenix"). Mr. Leone served as Chief Financial Officer and a First Vice President of Zweig/Glaser Advisers and Zweig Securities Corp. and as an executive officer and/or director of various affiliates of such entities. He joined these entities at their formation in 1989 and served with them until their acquisition by Phoenix on March 1, 1999. Prior to that, Mr. Leone was in public accounting at Coopers & Lybrand (now PricewaterhouseCoopers LLP) and McGladrey & Pullen. Mr. Leone is a Certified Public Accountant and received a B.S. in Accounting from C. W. Post Center of Long Island University.

     John H. (Jack) Perveiler. Mr. Perveiler became the Company's Vice President/National Sales Manager in February 2000. Prior to joining the Company, Mr. Perveiler spent five years as Vice President Sales for the Central and Western Regions for Hypercom Corporation. Hypercom Corporation is a world leader in transaction processing providing POS terminals, software, networking and services to the merchant acquiring industry. From 1991 to 1995, he was District Sales Manager for Atalla Corporation, a wholly owned subsidiary of Tandem (now Compaq Computer). While at Atalla he was responsible for the development and sale of the Company's first POS terminal products which resulted in the sale of the new POS terminal to Kmart Corporation. Previous to this, he spent 10 years with Unisys Corporation where he developed and sold custom software applications to the retail banking market. Mr. Perveiler received a B.S. in Psychology from Chicago State University.

     Marc R. Shultz. Mr. Shultz became the Company's Vice President of Business Development in January 2000, after serving as a Senior Account Executive of the Company since May 1999. From May 1997 through May 1999, he was the Director of Sales for Intellect Electronics, the United States division of an international manufacturer of wireless POS terminals. From May 1994 through May 1997, Mr. Shultz designed and sold the iq Transaction Processing System ("iq TPS") for Diebold, Incorporated, the leading manufacturer of ATM machines in the United States. iq TPS combines university identification cards, ATM cards and Smart Cards into a single instrument and was recognized by the Smithsonian Institute with a 1999 Laureate Award as one of the six best innovations in the Finance, Insurance and Real Estate industries worldwide. Mr. Shultz also has experience with Buypass, Incorporated and McDonnell Douglas Payment Systems Company, two of the leading processors in the credit card industry. Mr. Shultz holds a Bachelor of Science degree in Business Administration and Marketing from California State University, Northridge.


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


     The transactions described under the heading "Transactions with Commonwealth and Dean M. Leavitt" are particularly relevant to the proposal to authorize additional Common Stock in light of the fact that there is currently not sufficient authorized Common Stock to permit the conversion or exercise of securities owned by them. The Board believes that the other transactions described below are relevant to the election of directors because these transactions occurred at a time when Messrs. Leavitt, Rice and Winter were members of the Board. To the extent that such transactions relate to their ability to act as directors, shareholders should consider them.


Transactions with Commonwealth and Dean M. Leavitt


Bridge Financing


     On December 23, 1999, the Company entered into an agreement with Commonwealth Associates, LP ("Commonwealth") in connection with the private placement (the "Private Placement") of the Company's Series C Preferred Stock and Common Stock Purchase Warrants. The securities issued in the Private Placement and in the bridge financing described below have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.


     In connection with the engagement of Commonwealth, the Company entered into an agreement with ComVest Capital Management, LLC ("ComVest"), an affiliate of Commonwealth, pursuant to which ComVest lent the Company $1,000,000 and Dean M. Leavitt, the Company's Chairman and Chief Executive Officer lent the Company $100,000 (the "Bridge Financing"). ComVest and Mr. Leavitt subsequently lent the Company an additional $250,000 and $25,000, respectively. The loans were secured by substantially all of the Company's assets pursuant to general security agreements and bore interest at a rate of 8% per annum. The notes were due on the earlier of (x) the date a change of control (as defined in the note) occurs, (y) the date the Company concludes a debt or equity financing in which the Company receives at least $5,000,000 of gross proceeds, or (z) December 30, 2000. The notes included certain negative covenants, including prohibitions on the payment of certain dividends, redemptions and asset sales and limitations on the incurrence of indebtedness, liens and the issuance, prior to March 31, 2000, of securities not specifically exempted. The lenders had the option to convert the outstanding principal amount of the notes into securities issued in connection with any private placement transaction on the same terms as investors in such placement. In addition, the Company agreed to appoint a designee of Commonwealth to the Board and to allow an observer to be present at all meetings of the Board. In addition to the Bridge Financing, the Company also borrowed $125,000 from ComVest and $75,000 from Mr. Leavitt (the "Additional Notes"). The Additional Notes were due on demand and were interest free. The Company repaid the full outstanding amount of the Bridge Financing and the Additional Notes on March 18, 2000, with a portion of the proceeds from the Private Placement described below. The rights of ComVest under the Bridge Financing expired on March 18, 2000, when the loans were repaid.


     In connection with the Bridge Financing, the Company also issued ComVest and Mr. Leavitt warrants to purchase 13,363,363 shares and 1,363,637 shares, respectively, of Common Stock at an exercise price of $.01 per share. These warrants are fully exercisable at any time, subject to certain conditions, including the availability of a sufficient number of shares of Common Stock for issuance upon exercise thereof. On March 10, 2000, Commonwealth and Mr. Leavitt exercised their warrants with respect to 7,920,000 shares and 792,000 shares, respectively. The remaining warrants expire on December 30, 2006. ComVest and Mr. Leavitt have certain demand and "piggyback" registration rights, commencing in June 2000, as to the shares of Common Stock underlying the warrants.

     Currently, the Company does not have enough authorized Common Stock for the remaining warrants to be fully exercised. For a further discussion regarding the Company's need for additional share capital, see Proposal 2:
"Approval of Incorporation of Articles of Incorporation to Increase the Authorized Share Capital." As a result, the Company entered into Economic Participation Agreements with the bridge lenders which are intended to provide the bridge lenders with the economic equivalent of ownership of the shares of Common Stock underlying the warrants in the event that the Company is unable to amend its Articles of Incorporation to increase the number of authorized shares of Common Stock. The Economic Participation Agreements terminate at such time as a sufficient number of shares of our Common Stock is authorized and reserved for issuance upon the exercise of the warrants, unless the Company has failed to amend its Articles of Incorporation by September 15, 2000, in which case the bridge lenders are entitled to liquidated damages which are calculated in accordance with the agreement. If the agreements are not automatically terminated as contemplated by the agreements by September 15, 2000, then the Company shall pay to the bridge lenders on such day a nonconversion fee of $550,000 and, in addition, until such time as the agreements are terminated, the bridge lenders may elect to receive in consideration for canceling the agreements, the greater of (a) $2.5 million in cash or (B) the product of (i) the number of shares as adjusted per the agreement and (ii) the remainder of
(x) the closing asking price of the Common Stock on the last trading date prior to the exercise by the bridge lenders of their liquidation right and (y) $0.01. See Proposal 2: "Approval of Amendment of Articles of Incorporation to Increase the Authorized Share Capital."


Private Placement


     Commonwealth acted as placement agent in the Private Placement which closed on May 31, 2000 pursuant to which 558.66 Units have been sold at $100,000 per Unit for aggregate proceeds of $55,866,000. Each Unit consists of 10,000 shares of the Company's Series C Preferred Stock (which is initially convertible into 66,667 shares of Common Stock) and warrants to purchase Common Stock equal to 25% of the number of shares into which the Series C Preferred Stock is convertible.

     The Series C Preferred Stock has a liquidation preference of $10 per share, plus accrued and unpaid dividends. The holders of Series C Preferred Stock are entitled to vote their shares of Series C Preferred Stock on an as converted basis with the holders of Common Stock as a single class on all matters submitted to a vote of the shareholders, except as otherwise required by applicable law and except that the holders of Series C Preferred Stock voting separately as a class have the right to elect two directors to the Board of Directors.

     Each share of Series C Preferred Stock is convertible at any time, subject to the approval by the shareholders of an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock, at the option of the holder, into a number of shares of Common Stock determined by dividing the liquidation value by the conversion price, initially $1.50 per share, which is subject to adjustment for stock splits, recapitalizations and other similar events. If the Company issues shares of Common Stock at a price per share less than the then current conversion price, then, subject to certain exceptions, the conversion price will be automatically reduced to such lower price and the number of shares issuable upon conversion of the Series C Preferred Stock shall be increased proportionately. The Series C Preferred Stock automatically converts into Common Stock (a) if, at any time after June 17, 2000, the average closing bid price of the Company's Common Stock exceeds 300% of the conversion price for 20 consecutive trading days or (b) upon a public offering of the Company's securities that raises gross proceeds in excess of $30,000,000, provided the shareholders have approved an increase in authorized capital to allow for the conversion of the Series C Preferred Stock.


     The warrants issued in connection with the Private Placement (the "Unit Warrants") are exercisable for a period of seven years for an aggregate number of shares of Common Stock equal to 25% of the number of shares into which the Series C Preferred Stock is convertible, at an exercise price equal to the then conversion price.

The initial exercise price is $1.50 per share, subject to adjustment under the same circumstances as the Series C Preferred Stock. The Unit Warrants are callable for a nominal price at the Company's option on 30 days' notice to the holders of the Unit Warrants if (a) the average closing bid price of the Company's Common Stock for 20 consecutive trading days exceeds 300% of the exercise price, as adjusted, (b) the Company's Common Stock is trading on a national securities exchange or Nasdaq SmallCap or National Market Systems, and
(c) a registration statement covering the shares issuable upon exercise of the Unit Warrants has been declared effective and the shares issuable upon exercise of the Unit Warrants are not otherwise subject to any lock-up restrictions.


     The terms of the Series C Preferred Stock and the Unit Warrants may be amended, modified or waived by an agreement among the Company, Commonwealth and a committee to be designated by Commonwealth whose members hold in the aggregate not less than 20% of the outstanding Series C Preferred Stock and not less than 20% of the outstanding Unit Warrants.


     The Company has agreed to file a registration statement with respect to the shares of Common Stock issuable upon conversion of the Series C Preferred Stock and exercise of the Unit Warrants under the Securities Act by December 2000. The investors also have certain "piggyback" registration rights with respect to the shares of Common Stock issuable upon conversion of the Series C Preferred Stock and the exercise of the Unit Warrants.


     Each investor who purchased Units in the Private Placement agreed that it will not sell, transfer or otherwise dispose of any of the securities sold in the Private Placement for a period of one year following the closing of the transaction. Thereafter, investors may not sell, transfer or dispose of more than 25% of such securities during each of the following four 90-day periods. The lock-up period may be extended by Commonwealth for up to an additional six months from the closing of any public offering that is consummated prior to the end of the initial lock-up period, in which event there shall be no further lock-up at the end of such period. The Company's officers, directors and certain other existing shareholders agreed to substantially the same lock-up provisions as set forth above.


     Several of the Company's officers and directors purchased Units in the Private Placement. Dean M. Leavitt, the Company's Chief Executive Officer and Chairman purchased 2.5 Units, Charles I. Leone, the Company's Chief Financial Officer and Chief Operating Officer purchased 1 Unit and Robert E. Robichaud, the Company's former Chief Financial and Accounting Officer, Treasurer and Secretary purchased .75 of a Unit. Edwin Cooperman, a member of the Board, purchased 1 Unit and each of Michael S. Falk and Amy Newmark, both also members of the Board, purchased 2.5 Units. Barry Kaplan, also a member of the Board, purchased 25 Units. Mr. Kaplan also received from Commonwealth at no charge a warrant to purchase 1.5 Units exercisable at $100,000 per Unit (from the warrants Commonwealth received as compensation in the Private Placement).


     As part of its compensation, Commonwealth received warrants to purchase
139.664 Units, exercisable at $100,000 per Unit, a commission equal to $3,910,620, which is 7% of the gross proceeds raised in the Private Placement, and a structuring fee equal to $1,675,980, which is 3% of the gross proceeds raised in the Private Placement. Pursuant to a prior agreement with Peter J. Solomon Securities Company Limited ("PJSC") relating to financing transactions entered into by the Company, the Company issued to PJSC warrants to purchase
27.933 Units at $100,000 per Unit and paid PJSC a fee of $400,000. The warrants are exercisable commencing on the date of issuance and for seven years thereafter.


     Commonwealth has the right under an Agency Agreement to designate two directors to the Board and the following individuals gave proxies to Commonwealth to vote for the election of such designees: Messrs. Leavitt and Leone, John H. Perveiler, the Company's Vice President/National Sales Manager, Marc R. Shultz, the Company's Vice President of Business Development, and Barry Kaplan, Alvin Rice and Chester Winter, each members of the Board. On March 29, 2000, four new directors joined the Board, including Michael S. Falk, the Chairman of Commonwealth, and Amy L. Newmark, both of whom were designated by Commonwealth.


     As a condition to the completion of the Private Placement, the Company agreed that the exercise price of a warrant owned by Dean M. Leavitt, the Company's Chairman and Chief Executive Officer, to purchase 2,687,500 shares of Common Stock should be reduced from $3.00 per share to $1.465 per share, the market price of the Common Stock on January 4, 2000. See "Executive Compensation -- Current Employment Agreements and Change In Control Provisions Applicable to Executive Officers and Directors."

Transactions with Cardservice International, Inc.


     From August 1994 through the present, Caesar Berger, a director of the Company until May 1999, was also an officer of the Company's largest customer, Cardservice International, Inc. ("CSI"). Roger Peirce, another former officer and director of the Company was a "nonvoting" director of CSI. Sales to CSI approximated $564,000 and $178,000 in fiscal years 1999 and 1998, respectively.


     On October 28, 1998, the Company borrowed the principal amount of $500,000 from the Chief Executive Officer and 50% owner of CSI, Charles Burtzloff. The note bore interest at 8% per annum and was payable in full on the earlier of the receipt by the Company of proceeds from the sale of Common Stock to Mr. Burtzloff or January 1, 1999. In consideration for the loan, the Company also agreed to issue to Mr. Burtzloff a warrant exercisable to purchase 25,000 shares of Common Stock at $3.038 per share. The warrant expires on October 27, 2001. On March 19, 1999, the Company and Mr. Burtzloff agreed to convert the principal and accrued interest on the note into 589,213 shares of Common Stock. The shares were issued on June 24, 1999.

     During fiscal 1996, CSI purchased $162,500 of raw materials (point-of-sale terminal components) on behalf of the Company in exchange for 142,544 shares of Common Stock issued subsequent to June 30, 1996 at 150% of the then current fair market value plus registration rights after one year on all stock owned by CSI. This transaction increased CSI's ownership in the Company from 2% to 5%. At June 30, 1998, CSI had completely divested its stock interest in the Company.

     Additionally, the Company provides sales rebates to CSI on POS-50 units sold by CSI to end users of product built with the raw materials purchased using the amounts advanced from CSI. Through June 30, 1999, a total of $93,000 had been paid under the agreement.


Transactions with Liviakis Financial Communications, Inc. ("LFC") and Certain LFC Affiliates


     In July 1997, the Company entered into a Consulting Agreement with Liviakis Financial Communications, Inc. and its affiliates, Messrs. John Liviakis and Robert B. Prag, pursuant to which LFC agreed to provide the Company with financial and business consulting and public and investor relations services (the "LFC Consulting Agreement"). The Company was obligated to pay LFC consulting fees of $10,000 in cash and 300,000 shares of its Common Stock over the one-year term of the LFC Consulting Agreement. Of the shares, 75% were issued to LFC and 25% to Mr. Prag. Pursuant to the LFC Consulting Agreement, the Company was also obligated to pay LFC cash equal to 2.5% of the gross proceeds received in any direct financing located for the Company by LFC.


     The Company also sold a total of 3,500,000 shares of Common Stock and warrants to purchase up to an additional 1,600,000 shares of Common Stock exercisable at $.01 per share to Mr. Liviakis (2,625,000 shares and 1,200,000 warrants) and Mr. Prag (825,000 shares and 400,000 warrants) in August 1997 for $500,000 in cash. The warrants were exercised during fiscal 1998 and 1999. Pursuant to this transaction, LFC and these affiliates became significant shareholders of the Company. The Common Stock issued for cash, under the LFC Consulting Agreement and upon exercise of the warrants to LFC and its affiliates, has certain registration rights (which include the right to register any other shares of the Company which they may possess at the time of any registration in which they have a right to include shares), including one-time demand rights and unlimited piggyback rights.

     Pursuant to the LFC Consulting Agreement, Messrs. Liviakis and Prag were granted the right to approve the appointment of certain officers and directors of the Company. Messrs. Liviakis and Prag approved the appointment of Messrs. Peirce and Russel to the Board during the first half of fiscal year 1999. Messrs. Liviakis and Prag no longer have the right to approve the appointment of officers and directors of the Company.

     Since the LFC related financing transaction and the LFC Consulting Agreement were entered into by the Company at approximately the same time, the Company treated these transactions as one transaction for accounting purposes. Based on the fair market value of the Common Stock as determined by an independent valuation, the initial 3,500,000 shares of Common Stock and warrants to purchase 1,600,000 shares of Common Stock issued in the transactions, net of cash proceeds received, were valued at approximately $1,285,000 and recorded as prepaid consulting services. The consulting services were amortized on a straight-line basis over the term of the LFC Consulting Agreement commencing with the July 25, 1997 effective date of the agreement. The 300,000 shares which were issuable over the term of the LFC Consulting Agreement were valued as such shares vested, and resulted in an additional $1,085,000 in consulting expenses during fiscal year 1998. All of these shares were included in the registration statement that became effective August 7, 1998. None of the shares were sold under the registration statement prior to the shares being removed from registration by a post-effective amendment filed as of June 24, 1999.

     In December 1997, the Company paid LFC $76,500 in connection with the closing of the sale of $3,060,000 of 8% Convertible Debentures which were due on December 31, 1999 but converted to Series A Preferred Stock in February 1998. The Company paid LFC $50,000 in conjunction with the July 1998 closing of the sale of $2,000,000 of 6% Convertible Subordinated Debentures due July 21, 2000.

     Between October 14 and November 30, 1997, the Company received several bridge loans from LFC in the total amount of $475,000. The Company was obligated to pay LFC interest on the amount borrowed at the rate of 9% per annum. The Company paid LFC the amount due on these loans, with interest at the stated rate, from the proceeds of the sale of the 8% Convertible Debentures sold in December 1997.

     On June 30, 1998, the Company and LFC extended LFC's consulting relationship with the Company through a new consulting agreement covering the period from August 1, 1998 through March 15, 1999 (the "New LFC Agreement"). The terms of the New LFC Agreement are substantially the same as the original LFC Consulting Agreement. For services rendered under the New LFC Agreement, LFC received 290,000 shares of Common Stock, (valued at $4.375 per share) as a signing bonus upon execution of the New LFC Agreement. LFC received 75% of the shares and 25% were issued to Mr. Prag. The Common Stock issued to LFC under the New LFC Agreement has certain registration rights. In conjunction with the New LFC Agreement, LFC agreed to a further lock-up of all shares owned by LFC and its affiliates, pursuant to which they agreed not to sell such shares prior to February 1, 1999, even though certain of those shares were included in the registration statement which became effective August 7, 1998. Under the New LFC Agreement, the Company also agreed to expand its Board of Directors to include two additional outside directors acceptable to LFC. During the first half of fiscal 1999, the appointment of Messrs. Peirce and Russell to the Board was approved by LFC. Messrs. Peirce and Russell have since resigned from the Board.


     On September 22, 1998, the Company borrowed $1,300,000 from LFC under a note due April 1, 1999, with interest at 8% per year. The Company used $1 million of the proceeds to redeem $833,000 of its Series A Preferred Stock. Substantially all available intangible assets of the Company were pledged to secure the note. During the period from November 1998 through February 1999, the Company received bridge loans from LFC totaling an additional $690,000 evidenced by 8% notes payable due April 1, 1999. On March 19, 1999, the Company and LFC agreed to the conversion of $1,990,000 of principal plus accrued interest on the note to 2,344,458 shares of Common Stock at a price of $1.09375 per share. The shares were issued on June 24, 1999.

     On March 12, 1999, LFC guaranteed a $250,000 promissory note due June 12, 1999, bearing interest at 10% issued by the Company in favor of RBB Bank Aktiengesellschaft ("RBB") in connection with a loan of $250,000 by RBB to the Company. The note was repaid in March 2000. For a further discussion of this loan and other transactions with RBB, see "--Transactions with RBB."

     In conjunction with a May 6, 1999 Series B Preferred Stock financing, Mr. Liviakis agreed to transfer a total of 443,077 shares of Common Stock owned by him to the finder who located the cash purchaser of the Series B Preferred Stock. The shares were transferred as "restricted securities" as defined in Rule 144 under the Securities Act and do not have any registration rights. In December 1999, the Company issued 443,077 shares of restricted Common Stock to Mr. Liviakis in replacement for the shares he transferred to the finder.

     On July 1, 1999, the Company entered into an agreement with LFC to provide the Company with public relations and investor relations services through March 15, 2000. The Company issued 690,000 shares of Common Stock (valued at $.60 per share) to LFC for its services under this agreement. LFC was also entitled to receive a 2.5% cash finder's fee for financing located by LFC and a 2% finder's fee based on the "total consideration provided" through any acquisition located by LFC.

     LFC and its present and former affiliates previously agreed not to sell any of the Common Stock acquired in these various transactions prior to March 15, 2000, which is the end of the most recent consulting agreement term.

     In order to induce the lender to enter into the Bridge Financing, Mr. Liviakis, who is the owner of 7,301,958 shares of Common Stock, has agreed to vote in favor of Proposal 2. See Proposal 2: "Approval of Amendment of Articles of Incorporation to Increase the Authorized Share Capital."

     In order to induce Commonwealth to consummate the Private Placement, Mr. Liviakis and LFC agreed that for a period beginning on March 15, 2000 and ending on April 1, 2001 (the "Lock-up Period"), they will not sell, transfer or otherwise dispose of any securities of the Company that were owned by either of them as of March 14, 2000 or acquired during the Lock-up Period, except for up to 1,139,000 shares which may be transferred or sold under certain conditions.


Transactions with RBB Bank


     RBB Bank was the record owner, as agent for various of its clients, of 1,600,000 shares of the Company's Series A Preferred Stock, which it purchased in December 1997. RBB Bank originally purchased as agent for its clients, $1,600,000 of 8% Convertible Subordinated Debentures Due December 31, 1999 (all of which converted to 1,600,000 shares of Series A Preferred Stock as of February 9, 1998) in an "arms-length" transaction, thereby making RBB Bank, as agent for its clients, a significant shareholder of the Company. The Series A Preferred Stock has all been redeemed or converted into Common Stock as described below.


     As of March 12, 1998, the Company and Richard P. Draper and his assignee, Tillicombe International, LDC ("Tillicombe"), entered into an agreement by which Mr. Draper and Tillicombe agreed to allow the Company to assign to third parties the Company's rights in a call option which the Company had on 367,684 shares of Common Stock owned by Tillicombe (the "Call Option") in return for payment to Tillicombe of $25,000 and the release of the Company's voting and option rights as to 30,000 shares which were also subject to the Call Option. The Company originally acquired the Call Option in October 1995, in conjunction with the dissolution of a subsidiary, Direct Data, Inc., which the Company acquired in 1994, in which Mr. Draper was a principal shareholder. Between March 15 and June 15, 1998, the Company sold and assigned the Call Option on 250,000 shares to RBB Bank. RBB Bank purchased the Call Option in five increments of 50,000 share options each, and paid the Company 85% of the average last sale price of the underlying shares over the five days prior to the date of acquiring each Call Option, less the Call Option exercise price of $.25 per share. In each transaction, RBB Bank paid the acquisition price for the Call Option, as well as the exercise price to Tillicombe prior to taking delivery of the shares. The Company realized a total of approximately $997,000 from the sale of these Call Options to RBB Bank.


     Effective July 1, 1998, the Company borrowed $250,000 from RBB Bank and issued a promissory note which was payable in full on or before September 9, 1998. The loan was intended as a short-term bridge loan and was repaid from the proceeds of the Company's 6% Debentures issued on July 22, 1998. In conjunction with this loan, the Company also issued a warrant to RBB Bank to purchase 20,000 shares of Common Stock at $4.375 per share, exercisable through September 9, 2001.


     On July 22, 1998, RBB Bank purchased $1,000,000 of the Company's 6% Convertible Subordinated Debentures due July 21, 2000, together with a warrant to purchase 50,000 shares of Common Stock at $4.50 per share, exercisable through July 21, 2001. The shares underlying the 6% Debentures and the warrants are included in the registration statement filed by the Company with the Securities and Exchange Commission ("SEC") as of June 30, 1999 (SEC File No. 333-81897) which is not yet effective as of the date of this Proxy Statement, and which the Company is likely to withdraw prior to effectiveness, as described below.


     Effective September 17, 1998, the Company and RBB Bank agreed that the Company would redeem 440,583 shares of Series A Preferred Stock held by RBB Bank for $528,700. RBB Bank agreed to refrain from converting any additional shares of Series A Preferred Stock until at least October 15, 1998 after which time one-third of the shares of Series A Preferred Stock could be converted to Common Stock on each of October 15, November 15, and December 15, 1998, respectively. In conjunction with this transaction, the Company agreed to issue Common Stock purchase warrants exercisable to purchase that number of shares of Common Stock equal to five percent (5%) of the number of shares of Series A Preferred Stock held by the participating investor at the end of each one month period, exercisable at the current market price of the Common Stock at each issuance date (the "Series A Redemption Warrants"). The Company issued RBB Bank Series A Redemption

Warrants to purchase: 46,485 shares exercisable at $2.40 per share through October 15, 2001; 35,471 shares exercisable at $3.36 per share through November 15, 2001; and 35,471 shares exercisable at $3.69 per share through December 15, 2001. The Company also agreed to increase the dividend rate from 4% to 8% on the balance of the unconverted Series A Preferred Stock and to file a new registration statement with the SEC by October 31, 1998, to register the shares underlying the Series A Redemption Warrants as well as additional shares issuable upon conversion of the Series A Preferred Stock beyond those included in the SB-2 Registration Statement declared effective August 7, 1998. That registration had included an insufficient number of shares to cover all conversions of Series A Preferred Stock because of a decline in the market price of the Common Stock subsequent to effectiveness of that registration statement. The Company failed to file the required registration statement but included the shares underlying the Series A Redemption Warrants in the registration statement filed with the SEC as of June 30, 1999 (SEC File No. 333-81897). The remaining shares of Series A Preferred Stock were converted into shares of Common Stock on December 20, 1999. As a result of the redemption and conversion of all the outstanding shares of Series A Preferred Stock and the ability of the holders of the Series A Redemption Warrants to sell the shares of Common Stock issuable on exercise under SEC Rule 144, the Company's management has recommended to the Board that the registration statement (SEC File No. 333-81897) filed with the SEC with respect to the Common Stock issuable on conversion of the Series A Preferred Stock be withdrawn.

     On March 12, 1999, the Company borrowed $250,000 from RBB Bank, entering into a note and Common Stock purchase agreement. As part of the agreement, 50,000 shares of Common Stock and a $250,000 promissory note bearing interest at 10% and due June 12, 1999 were issued to RBB Bank. LFC agreed to guarantee the note. In connection with the issuance of the note, the Company also granted RBB Bank a right of first refusal to fund any additional bridge financing needed by the Company, to be exercised within one day of RBB Bank being notified of the terms of any such additional bridge financing. The shares issued under this agreement are restricted securities, and the Company agreed to include the shares in the registration statement filed for the 6% Convertible Debentures and other share issuances. The shares are included in the registration statement filed with the SEC as of June 30, 1999 (SEC File No. 333-81897), which was not yet effective as of the date of filing of this Proxy Statement. The Company's management has recommended to the Board that the registration statement (SEC File No. 333-81897) filed with the SEC with respect to this Common Stock be withdrawn insofar as the shares are now saleable under SEC Rule 144.

     The March 12, 1999 loan from RBB Bank was intended as a short-term bridge loan and was originally required to be repaid from the proceeds of any aggregate equity placements done by the Company that amounted to at least $1,000,000 in equity financing. In April 1999, in conjunction with the closing of the Series B Preferred Stock placement, the gross proceeds of which amounted to $1,500,000, RBB Bank agreed to waive the right to immediate repayment of the $250,000 owed to it. RBB Bank agreed to forbear from initiating an action against the Company to collect the amount due until the earlier of receipt by the Company of funding in the aggregate of at least $2,500,000 or December 1, 1999. The loan was repaid in January, 2000.

     In May 1999, RBB Bank agreed to accept a total of 227,353 shares of the Company's Series B Preferred Stock in lieu of penalties and interest owing through June 30, 1999 on $1,000,000 of the Company's 6% Debentures held by RBB Bank's clients, and to waive certain prior defaults on the 6% Debentures and the related registration rights agreement. RBB Bank also agreed not to declare the 6% Debentures in default for failure to pay interest or register the underlying shares of Common Stock unless and until the holders of the Series B Preferred Stock had the right to require the Company to redeem the Series B Preferred Stock (which occurred as of October 10, 1999).

     On June 30, 1999, the Company filed a registration statement on Form SB-2 (SEC File No. 333-81897) in which RBB Bank is named as selling security holder for shares of Common Stock underlying $1,000,000 of 6% Debentures, various Common Stock purchase warrants (described above), 227,353 shares of Series B Preferred Stock and 50,000 shares of Common Stock, all held by RBB Bank's clients. A total of 4,127,639 shares of Common Stock are included in that registration statement for sale by RBB Bank's clients. As of the date of this Proxy Statement, the registration statement has not yet been declared effective. The Company's management has recommended to the Board that this registration statement be withdrawn insofar as all registration rights intended to be satisfied by that registration have terminated or the shares included in the registration may be presently sold under SEC Rule 144.

     On March 17, 2000, the Company redeemed the 227,353 shares of Series B Preferred Stock and $1,000,000 of 6% Debenture from RBB Bank for a price equal to 125% of the liquidation value or principal amount, as applicable, of the Series B Preferred Stock and 6% Debentures and repaid the remaining principal balance of $225,000 owing on the loan originally made by RBB in March 1999. In connection with the redemption, RBB Bank also waived certain accrued penalties.



Redemption of Series B Preferred Stock

     On May 3, 2000, pursuant to purchase agreements reached with the holders, the Company redeemed the remaining 227,352 outstanding shares of Series B Preferred Stock for an aggregate purchase price of $350,000 and, as an inducement for the redemptions, Common Stock purchase warrants to purchase an aggregate of 25,000 shares of Common Stock at an exercise price of $1.50 per share exercisable through April 30, 2004.


Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers, directors, and persons owning more than ten percent of a registered class of the Company's equity securities ("ten percent shareholders") to file reports of ownership and changes of ownership with the SEC. Officers, directors, and ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file with the SEC.

     To the Company's knowledge, based solely on its review of the copies of such reports and amendments thereto furnished to the Company, and written representations that no other reports were required, the Company believes that during the Company's fiscal year ended June 30, 1999, all Section 16(a) filing requirements applicable to the Company's officers, directors, and ten percent shareholders were met, except as follows: the timely filing of Form 3 by Mr. Leavitt, the Company's current Chief Executive Officer and Chairman of the Board.

                            EXECUTIVE COMPENSATION

     The following table shows all the compensation paid by the Company to its Chief Executive Officer (the "Named Executive Officer") and certain other officers during the fiscal years ended June 30, 1999, 1998 and 1997.


                          Summary Compensation Table



                                                   Annual Compensation
                                         ---------------------------------------
           Name and             Fiscal                             Other Annual
      Principal Position         Year       Salary       Bonus     Compensation
-----------------------------  --------  -----------  ----------  --------------
                                             ($)          ($)           ($)
Rod L. Stambaugh ............   1999      $130,000          --           (6)
 President (1)(5)               1998      $113,333     $34,750           (6)
                                1997      $ 79,881          --           (6)
Evon A. Kelly ...............   1999      $150,000          --           (6)
 Chief Executive Officer (2)    1998      $131,250          --           (6)
                                1997            --          --         --
Roger L. Peirce .............   1999      $ 43,750          --           (6)
 Chief Executive Officer (3)    1998            --          --         --
                                1997            --          --         --
Dean M. Leavitt .............   1999      $ 21,667          --           (6)
 Chief Executive Officer (4)    1998            --          --         --
                                1997            --          --         --
Robert E. Robichaud .........   1999      $125,000          --           (6)
 Chief Financial and            1998      $101,756     $10,417           (6)
 Accounting Officer (5)         1997            --          --         --



                                     Long Term Compensation
                               ----------------------------------
                                Restricted        Securities
           Name and                Stock      Underlying Options     All Other
      Principal Position          Awards       and Warrants (7)     Compensation
-----------------------------  ------------  --------------------  -------------
                                    ($)                                 ($)
Rod L. Stambaugh ............      --             700,000 (8)            --
 President (1)(5)                  --               --                   --
                                   --               --                   --
Evon A. Kelly ...............      --               --                   --
 Chief Executive Officer (2)       --             600,000 (9)            --
                                   --               --                   --
Roger L. Peirce .............      --           1,300,000 (10)           --
 Chief Executive Officer (3)       --               --                   --
                                   --               --                   --
Dean M. Leavitt .............      --           5,375,000                --
 Chief Executive Officer (4)       --               --                   --
                                   --               --                   --
Robert E. Robichaud .........      --             250,000 (11)           --
 Chief Financial and               --              50,000 (12)           --
 Accounting Officer (5)            --               --                   --

------------
 (1) Mr. Stambaugh served as President from October 1996 until August 1997 when Mr. Kelly commenced service as President.

 (2) Mr. Kelly commenced service to the Company as of August 1997 and resigned as CEO and Chairman in August 1998. He served as an employee of the Company under an employment agreement with the Company until August 20, 1999.

 (3) Mr. Peirce served as the Company's CEO and Chairman from August 17, 1998 through March 19, 1999.

 (4) Mr. Leavitt joined the Company May 3, 1999 as CEO and Chairman of the Board and presently serves in that capacity.

 (5) Mr. Robichaud commenced service as of September 1997. The bonus amounts include $25,000 for Mr. Stambaugh and $10,000 for Mr. Robichaud, which were accrued but not paid as of June 30, 1999. Mr. Robichaud left the Company on February 29, 2000, and was paid an aggregate bonus of $100,000 upon the date of his termination of employment.

 (6) No amounts are shown under "Other Annual Compensation", as the aggregate incremental cost to the Company of personal benefits provided to the executive officer did not exceed the lesser of $50,000 or 10% of his annual salary and bonus during the year.

 (7) All options were granted outside the 1992 Stock Option Plan, except certain options issued to Mr. Stambaugh (100,000 option shares) and Mr. Robichaud (100,000 option shares).

 (8) As of December 6, 1999, the date of Mr. Stambaugh's termination, 474,940 of the options had vested.

 (9) Reflects options granted to Mr. Kelly during 1998; of that number 492,000 options had vested as of the date Mr. Kelly left the Company. All of these options have expired unexercised.

(10) Reflects options granted to Mr. Peirce during 1999; of that number 189,583 options had vested as of the date Mr. Peirce left the Company. All of these options have expired unexercised.

(11) Reflects options granted to Mr. Robichaud during 1999, of that number 218,713 options had vested as of the date Mr. Robichaud left the Company.

(12) All of the options have expired unexercised.


Option Grants in Fiscal Year Ended June 30, 1999

     The following table reports information with respect to individual grants of options to the Named Executive Officer and the other executive officers named in the Summary Compensation Table above.


                       Option Grants in Last Fiscal Year
                              (Individual Grants)



                                                         Percent of Total
                                      Number of          Options/Warrants
                                      Securities            Granted to        Exercise Or
                                 Underlying Options/       Employees in        Base Price
             Name                  Warrants Granted      Fiscal Year (1)     ($ Per Share)     Expiration Date
-----------------------------   ---------------------   -----------------   ---------------   ----------------
Rod L. Stambaugh ............        100,000 (4)                1.1               2.653             3/6/00
                                     600,000 (5)                6.5               0.844            12/5/00
Evon A. Kelly ...............          --                       --                  --                  --
Roger L. Peirce (2) .........      1,300,000                   14.1               2.563             9/1/02
Dean M. Leavitt (3) .........      2,687,500                   29.2               0.875             5/6/09
                                   2,687,500                   29.2               1.465             5/6/09
Robert E. Robichaud .........         50,000 (6)                0.5               2.563            5/29/00
                                     250,000 (7)                2.7               0.844             3/1/01

------------
(1) A total of 9,215,000 options and warrants were granted to employees, including executive officers, during fiscal year 1999.

(2) On August 21, 1998, the Company granted options to Mr. Peirce to purchase 1,000,000 shares of the Common Stock at $3.438 per share, the estimated fair market value at date of grant. In November 1998, the Company and Mr. Peirce agreed to cancel the original 1,000,000 share option and the Company granted Mr. Peirce an option to purchase 1,300,000 shares of Common Stock, exercisable at $2.563 per share. As of March 19, 1999, the date Mr. Peirce left the Company, a total of 189,583 of the options were fully vested. All options granted to Mr. Peirce were outside the Company's Amended 1992 Stock Option Plan (the "Plan"). All of the options have expired unexercised.

(3) All warrants granted to Mr. Leavitt were outside the Plan.

(4) 100,000 options were granted to Mr. Stambaugh under the Plan. As of December 6, 1999, the date of Mr. Stambaugh's termination, 25,000 of the options had vested, which were exercised as of March 6, 2000.

(5) 600,000 option were granted to Mr. Stambaugh outside the Plan. As of December 6, 1999, the date of Mr. Stambaugh's termination, 449,940 of the options had vested. The options will expire on December 5, 2000.

(6) 50,000 options were granted to Mr. Robichaud under the Plan. All of the options have expired unexercised.

(7) 250,000 options were granted to Mr. Robichaud outside of the Plan. As of February 29, 2000, the date of Mr. Robichaud's termination, 218,713 of the options had vested.

     As reflected in the following table, reported are the values for "in-the-money" options, which represent the excess, if any, of the market price of the Common Stock as of June 30, 1999 and the exercise price of any existing stock options owned by the Named Executive Officer.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
                                    Values



                                                                      Number of Securities                Value of
                                                                     Underlying Unexercised       Unexercised In-the-Money
                                   Shares                           Options and Warrants at         Options and Warrants
                                 Acquired on         Value                 FY-End (#)                   at FY-End ($)
             Name               Exercise (#)    Realized ($)(1)    Exercisable/Unexercisable    Exercisable/Unexercisable (2)
-----------------------------  --------------  -----------------  ---------------------------  ------------------------------
Rod L. Stambaugh ............       --                --              479,990/375,010 (3)                $22,352/$0
Evon A. Kelly ...............       --                --               456,000/36,000 (4)                       0/0
Roger L. Peirce .............       --                --                    189,583/0                           0/0
Dean M. Leavitt .............       --                --            470,313/4,904,687                           0/0
Robert E. Robichaud .........       --                --              171,913/178,088                           0/0

------------
(1) Calculated by subtracting the average traded price of the underlying shares of the Common Stock on the date of exercise less the exercise price of the option.

(2) Represents the difference between $0.66, the average traded price of the Common Stock at June 30, 1999.

(3) Mr. Stambaugh left the Company as of December 6, 1999. At that date, a total of 554,940 options were vested. Mr. Stambaugh exercised options with respect to 105,000 shares as of March 6, 2000, and has another 449,940 vested options which will expire on December 5, 2000.

(4) In accordance with Mr. Kelly's employment agreement, a maximum of 492,000 of the 600,000 shares granted may become exercisable through the end of his one-year employment term. All of the options have expired unexercised.


Current Employment Agreements and Change In Control Provisions Applicable To Executive Officers and Directors

     Dean M. Leavitt. The Company has an employment agreement with Dean M. Leavitt to act as the Company's Chief Executive Officer and Chairman of the Board. The agreement became effective as of May 3, 1999 and has a term of two years, subject to automatic renewal for one-year terms if not terminated by either party at least one month prior to the end of each term. Mr. Leavitt was originally entitled to receive salary at the rate of $130,000 per year during the first 90 days of the agreement and $200,000 per year thereafter, plus reimbursement of certain customary business expenses. On May 4, 2000, the Board increased his salary to $250,000 per year. In addition, the Board approved the payment of a bonus of $200,000 to Mr. Leavitt for the year ending May 3, 2000, the first anniversary of the effective date of the agreement. If Mr. Leavitt is terminated without "cause" or determines to leave for "good reason" (as these terms are defined in the agreement), Mr. Leavitt is entitled to severance pay for one year, payable at regular pay intervals, at a rate of his base salary at the time of termination for any part of the severance period falling within the initial two-year term or any extension term, and at a negotiated rate for any payments due after such term, but no less than 50% of his base salary at the time of termination. In connection with his employment, the Company also issued warrants to Mr. Leavitt to purchase up to 5,375,000 shares of the Common Stock. Half of the warrants, or 2,687,500, are exercisable at $.875 per share, the exercise price being the estimated fair market value of the underlying stock on May 3, 1999, the date of grant, and vest 10% upon grant with the balance vesting over the following 12 months. The second half of the warrants, or 2,687,500, had an original exercise price of $3.00 per share and vest 50% one year following the grant date with the remaining balance vesting over the following six months. As a condition to the completion of the Private Placement, the Company agreed to reduce the exercise price of the 2,687,500 warrants to $1.465, the market price of the Common Stock on January 4, 2000. All warrants held by Mr. Leavitt immediately prior to termination of employment within six months of a "change of control" or upon a termination by the Company without "cause" or by Mr. Leavitt for "good reason" become immediately vested and exercisable. A "change of control" is defined as any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's capital stock are converted into cash, securities or (other property other than a consolidation or merger of the Company in which the holders of the Company's voting stock immediately prior to the consolidation or merger shall, upon consummation of the consolidation or merger, own at least 50% of the voting stock of the surviving corporation), or any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company; or (b) more than 75% of the Board (including Mr. Leavitt) is replaced with new directors, except that new directors shall not include directors sponsored by Mr. Leavitt or voted in favor of by him in constituting a slate of directors. In case the Company offers any shares of its Common Stock, or any rights, options, or warrants to subscribe for or purchase Common Stock (or securities convertible into or exchangeable for Common Stock), as part of a financing of the Company (and not pursuant to an acquisition, merger, incentive or compensatory arrangement approved by the Board), Mr. Leavitt shall be entitled to subscribe for such Common Stock, or any rights, options, or warrants to subscribe for or purchase Common Stock (or securities convertible into or exchangeable for Common Stock), at such price as shall be so offered in proportion to the holdings Mr. Leavitt would have had his warrant been exercised immediately prior to the offerings in relationship to all of the issued and outstanding equity securities of the Company. Mr. Leavitt has also entered into an indemnification agreement with the Company pursuant to which the Company has agreed to provide the broadest possible indemnification that is available under applicable law.

     Charles I. Leone. The Company has an employment agreement with Charles I. Leone to act as the Company's Chief Financial Officer and Chief Operating Officer. The agreement became effective as of February 11, 2000 and has a term of two years, subject to automatic renewal for one-year terms if not terminated by either party at least ninety days prior to the end of each term. Mr. Leone is entitled to receive a base salary of $175,000 per year, plus reimbursement of customary business expenses. In addition, Mr. Leone is also eligible to receive a bonus of up to $75,000 at the discretion of the Company's Chief Executive Officer. If Mr. Leone is terminated without "cause" or determines to leave for "good reason" (as such terms are defined in the agreement), Mr. Leone is entitled to severance pay for the 150-day period following the termination date, payable at regular pay intervals, at the rate of his base salary at the time of termination. Mr. Leone would also be entitled to receive a pro-rated portion of his annual bonus. Mr. Leone was also granted an option to purchase 350,000 shares of Common Stock at $2.434 per share. The option held by Mr. Leone vests one-third per yearly anniversary and becomes immediately vested and exercisable upon a termination of employment by the Company without "cause" or by Mr. Leone for "good reason" or upon a "change of control" of the Company.


Proposed Executive Bonus Plan

     Management of the Company is in the process of formulating a performance-based bonus plan for the Company's executive officers and key personnel, which may include provisions for cash bonus compensation as well as stock based compensation under the Plan or otherwise. Other than certain contingent bonus compensation that has been offered to certain executive officers of the Company as described above, and which is subject to adoption of criteria by the Board of Directors, the Board has not yet approved the parameters of such a bonus plan.


Amended 1992 Stock Option Plan

     General. The Plan was adopted for the purpose of granting employees, directors and consultants of the Company options to purchase Common Stock so that they may have the opportunity to participate in the growth of the Company and to provide these people with an increased incentive to promote the interests of the Company.

     Administration of the Plan. The Plan is administered by at least two disinterested members of the Board or the Board itself. The Board may from time to time adopt rules and regulations, as it deems advisable for the administration of the Plan, and may alter, amend or rescind any such rules and regulations in its discretion. The Board has the power to interpret, amend or discontinue the Plan.

     Grant of Options. Options may be granted under the Plan for a total of 2,680,000 shares of Common Stock. The Board increased the number of shares underlying options available under the Plan to 2,680,000 from 880,000 on August 6, 1997. This amendment was approved by shareholders at the Annual Meeting of Shareholders held February 6, 1998. Additional grants of options may be made only to employees, directors and consultants of the Company and any parent or subsidiary. The Board determines the terms of options granted under the Plan, including the type of option (which can be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or a non-qualified stock option), the exercise price, the number of shares subject to the option, and the exercisability thereof. The Board also determines, at the time of grant, the period during which the option will be exercisable, subject to the limitations of the Plan. Unless otherwise provided at the time of grant, options to employees vest 25% one year from date of grant and

25% on each yearly anniversary thereafter. An option to purchase 20,000 shares at fair market value is automatically issued under the Plan to each non-employee director as of the anniversary of the date such person became a director. Options granted to non-employee directors' vest 25% at each six-month anniversary thereafter. Information regarding options presently outstanding under the Plan is set forth below.

     Terms and Conditions of Options. The Board may impose on an option any additional terms and conditions which it deems advisable and which are not inconsistent with the Plan. The exercise price of any stock option granted under the Plan must not be less than 100% of the fair market value of a share of Common Stock on the date of grant, except that as to an optionee who at the time an incentive stock option is granted owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price of such incentive stock option must be at least equal to 110% of the fair market value of the shares as of the date prior to the date of the grant. In addition, no incentive stock option can be granted to any employee where the aggregate fair market value of the shares (determined at the date of such option grant) for which such incentive stock options are exercisable for the first time in any calendar year exceeds $100,000. In connection with a merger, sale of all of the Company's assets, or other transaction which results in the replacement of Common Stock with the stock of another corporation, all granted options (including unvested options) become exercisable immediately prior to the consummation of the transaction, unless other provisions are made with respect to those options.

     Exercise of Options. An optionee may exercise less than the entire vested portion of an option, in which case such unexercised, vested portion shall continue to remain exercisable, subject to the terms of the Plan, until the option terminates. Vested options must be exercised within three months of an optionee's termination of employment with the Company.


Federal Income Tax Consequences Applicable to Options Granted Under the Plan

     Incentive Stock Options. The Company anticipates that all options granted under the Plan and treated by the Company as "incentive stock options," that is, a stock option described in Section 422 of the Code, will have the following anticipated (but not guaranteed) federal income tax consequences, among others: the optionee will recognize no income at the time of grant; upon exercise of the incentive stock option, no income will result to any party; if there is no disposition of the shares until a date that is both (i) two years from the grant of an incentive stock option and (ii) one year from its exercise, no amount will be ordinary income and, upon disposition in a taxable transaction, the employee will receive long-term capital gain or loss treatment equal to the difference between the amount realized and the option price; any gain realized upon a disposition other than as set forth above may result in ordinary income tax treatment to the optionee; generally, the Company receives no deduction in connection with the transaction; and, certain optionees may incur alternative minimum tax treatment under the Code upon exercise of an incentive stock option.

     Non-qualified Stock Options. The Company anticipates that all non-qualified stock options granted under the Plan will have the following anticipated (but not guaranteed) federal income tax consequences, among others: the optionee will recognize no income at the time of grant; upon exercise of the non-qualified stock option, the individual to whom the option is granted should be deemed to receive ordinary income at the time of exercise equal to the excess, if any, of the fair market value of the acquired shares at such time over the option price for such shares; if the shares acquired upon the exercise of a non-qualified stock option are disposed of in a taxable transaction, the individual disposing of such shares will have a realized and recognized capital gain or loss equal to the difference, if any, between the amount realized and the adjusted basis of such shares to the holder; such gain or loss will be long-term or short-term depending on whether or not such shares are held for longer than six months; and, the adjusted basis usually (but not always) will include the option price plus any ordinary income described above with respect to such shares.

Form S-8 Registration of Shares of Common Stock Issuable Pursuant to Options Under the Plan or Otherwise

     The Company registered 880,000 shares of Common Stock underlying options issuable under the Plan with the SEC under a Form S-8 Registration Statement that was effective as of September 1995. The Company intends to file another registration statement on Form S-8 in the near future to register all shares issuable pursuant to the exercise of options that have been or may be issued under the Plan, and if Proposal 3 is adopted, the Option Plan.

     In addition, the Company intends to register on Form S-8 the shares underlying option grants issued outside the Plan covering 449,940 shares for Rod L. Stambaugh and 218,713 shares for Robert E. Robichaud, to the extent the options remain outstanding and exercisable at the time the Company files the registration statement.


Options Presently Outstanding Under the Plan

                                                                               Options Exercisable
                                                                               within sixty days of
                                                       Options Outstanding       the Record Date
                                                      ---------------------   ---------------------
Options held by directors .........................           397,781                297,781
Options held by executive officers ................           200,000                 18,056
Options held by former executive officers .........            48,500                 48,500
Options held by employees or consultants ..........           961,250                340,450
                                                              -------                -------
 TOTAL ............................................         1,607,531                704,787
                                                            =========                =======

The weighted average per share exercise price of all options under the Plan as of May 31, 2000, was $2.459.

Options Presently Outstanding Outside the Plan

                                                                               Options Exercisable
                                                                               within sixty days of
                                                       Options Outstanding       the Record Date
                                                      ---------------------   ---------------------
Options held by directors .........................         1,000,000                     --
Options held by executive officers ................           350,000                     --
Options held by former executive officers .........           668,653                668,653
                                                            ---------                -------
 TOTAL ............................................         2,018,653                668,653
                                                            =========                =======

The weighted average per share price of all options outstanding outside the Plan as of May 31, 2000, was $1.434.

Director's Compensation

     Directors who are not employees of the Company receive an annual stock option to purchase 20,000 shares of Common Stock. The grant is made pursuant to the Plan as of the anniversary of the date such person joined the Board of Directors, with an exercise price equal to the market value of the underlying stock as of the date of grant. Options vest 25% on each six-month anniversary following the date of grant. This is the only regular arrangement for compensation of directors. A total of 80,000 stock options were granted to four non-employee directors during the fiscal year ended June 30, 1999.

     On November 23, 1998, the Company's non-employee directors were each granted 50,000 non-qualified stock options exercisable at $2.563 per share for services rendered to the Company. The options vest monthly over a period of 36 months, assuming the director remains a director of the Company through the vesting period.

     On August 5, 1999, the Company's non-employee directors (Messrs. Rice and Winter) were each granted 45,000 non-qualified stock options exercisable at $1.188 per share for services rendered to the Company. The options vested 100% upon grant.

     On March 29, 2000, the Board of Directors approved the grant of a non-qualified stock option to purchase 250,000 shares of Common Stock to each of Messrs. Cooperman, Falk and Kaplan and Ms. Newmark. These options vest one-third per year on the anniversary date of the grant and are exercisable at $1.50 per share.

Report On Repricing Of Stock Options

     On November 23, 1998, the Board terminated options to purchase 1,000,000 shares of Common Stock at an exercise price of $3.438 per share granted on August 21, 1998 to Roger L. Peirce, the Company's Chief Executive Officer at the time, and replaced them with options to purchase 1,300,000 shares of Common Stock, exercisable at $2.563 per share. The market price on November 23, 1998 was $2.563 per share. The original options were intended to promote continuity of employment of Mr. Peirce as a key member of Company management, and to increase incentive and personal interest in the welfare of the Company. The repriced options were intended to accomplish the same objectives. All of the options have expired unexercised.

     For a description of certain warrants owned by Mr. Leavitt which were repriced please see "Executive Compensation-Current Employment Contracts."


        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following tables set forth certain information regarding the beneficial ownership of the Company's Common Stock and Series C Preferred Stock as of May 31, 2000, by (i) each director, (ii) the current Chief Executive Officer, (iii) the Chief Financial Officer, (iv) all persons, including groups, known to the Company to own beneficially more than five percent (5%) of the outstanding Common Stock of the Company, and (v) all executive officers and directors as a group. A person (or group) is deemed to be a beneficial owner of Common Stock that can be acquired by such person or group within 60 days from May 31, 2000 upon the exercise of warrants, options or other rights exercisable for, or convertible into, Common Stock. Although shares of Common Stock underlying the Series C Preferred Stock and certain warrants and options cannot be acquired unless Proposal 2 is approved, such shares are, for purposes of this table, included as beneficially owned as indicated by the footnotes. As of May 31, 2000, there were a total of 32,396,748 shares of Common Stock and 5,586,600 shares of Series C Preferred Stock outstanding.

     Except as otherwise indicated, the address of each of the following persons is c/o U.S. Wireless Data, Inc., 805 Third Avenue, 8th Floor, New York, NY 10022.


Certain Holders of Common Stock



                                                                  Shares of Common Stock
                                                                 Beneficially Owned as of
                                                                     May 31, 2000 (1)
                                                        -------------------------------------------
                                                                  Number of              Percent of
                                                                    Shares                 Class
                                                        -----------------------------   -----------
Dean M. Leavitt .....................................           6,050,960 (2)                16%
Edwin M. Cooperman ..................................              83,334 (3)                 *
Michael S. Falk .....................................             250,002 (4)                 *
Barry A. Kaplan .....................................           2,369,967 (5)                 7%
Amy L. Newmark ......................................             208,335 (6)                 *
Alvin C. Rice .......................................             105,000 (7)                 *
Chester N. Winter ...................................             205,281 (8)                 *
Charles I. Leone ....................................              83,334 (9)                 *
John H. Perveiler ...................................                  --
Marc R. Shultz ......................................                  --
ComVest Capital Management, LLC .....................          25,275,113 (10)               51%
 830 Third Avenue
 New York, New York 10022
John M. Liviakis ....................................           7,301,958 (11)               23%
 495 Miller Avenue, 3rd Floor
 Mill Valley, California 94941
Robert B. Prag ......................................             547,500 (12)                2%
 2455 El Amigo Road
 Del Mar, California 92014
Sandler Capital Partners ............................           4,166,700 (14)               11%
 767 Fifth Avenue
 New York, New York 10022
Peter J. Solomon Securities Company Limited .........           2,327,750 (15)                7%
 787 Fifth Avenue
 New York, New York 10153
All directors and executive officers as a group (10
 persons) ...........................................           9,356,213 (13)               29%

------------
 * Represents less than 1% of outstanding shares.


 (1) Except as specifically indicated in the footnotes to this table, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options, warrants or rights held by that person that are currently exercisable or exercisable, convertible or issuable within 60 days of May 31, 2000, are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.


 (2) Includes 4,478,988 shares which Mr. Leavitt has the right to acquire within 60 days of May 31, 2000, through the exercise of warrants to purchase Common Stock, however, Mr. Leavitt has agreed that the Company is not obligated to reserve the shares of Common Stock underlying these warrants until the approval of Proposal 2 or some other Amendment to the Articles of Incorporation to increase the number of authorized shares of Common Stock. Also includes (i) 166,667 shares of Common Stock issuable upon conversion of 25,000 shares of Series C Preferred Stock, (ii) 41,667 shares of Common Stock issuable upon the exercise of a Unit Warrant and
     (iii) 571,636 shares of Common Stock issuable upon the exercise of a warrant issued in connection with the Bridge Financing. A portion of such securities are not exercisable until the approval of Proposal 2 or some other Amendment to the Articles of Incorporation to increase the number of authorized shares of Common Stock. Does not include 896,012 shares underlying warrants, which are not currently exercisable and 2,500,000 shares of Common Stock underlying options which are subject to the approval of Proposal 4.


 (3) Includes 66,667 shares of Common Stock issuable upon conversion of 10,000 shares of Series C Preferred Stock and 16,667 shares of Common Stock issuable upon the exercise of a Unit Warrant.


 (4) Includes 166,667 shares of Common Stock issuable upon conversion of 25,000 shares of Series C Preferred Stock and 41,667 shares of Common Stock issuable upon the exercise of a Unit Warrant. Does not include 7,920,000 shares of Common Stock owned by ComVest Capital Management, LLC, an entity in which Mr. Falk is a manager and principal member. Mr. Falk disclaims beneficial interest in such shares.


 (5) Includes 1,666,667 shares of Common Stock issuable upon conversion of 250,000 shares of Series C Preferred Stock and 416,667 shares of Common Stock issuable upon exercise of a Unit Warrant. Also includes 125,000 shares of Common Stock issuable upon exercise of a warrant to purchase 1.5 Units and the conversion of the Series C Preferred Stock and exercise of the Unit Warrant contained therein.


 (6) Includes 166,667 shares of Common Stock issuable upon conversion of 25,000 shares of Series C Preferred Stock and 41,667 shares of Common Stock issuable upon the exercise of a Unit Warrant.


 (7) Represents 89,500 shares which Mr. Rice has the right to acquire within 60 days of May 31, 2000, through the exercise of stock options.


 (8) Includes 186,781 shares which Mr. Winter has the right to acquire within 60 days of May 31, 2000, through the exercise of stock options.


 (9) Includes 66,667 shares of Common Stock issuable upon conversion of 10,000 shares of Series C Preferred Stock and 16,667 shares of Common Stock issuable upon the exercise of a Unit Warrant.


(10) The information shown is based on a Schedule 13D dated March 16, 2000, filed on behalf of ComVest Capital Partners, LLC, the owner of ComVest Capital Management, LLC, Michael S. Falk, Robert Priddy and Keith Rosenblum.


(11) The information shown is based upon Schedule 13D (Amendment No. 6) dated May 24, 1999, filed on behalf of Liviakis Financial Consulting, Inc. ("LFC"), John M. Liviakis and Renee A. Liviakis and information known to the Company based on its consulting agreements with LFC and the number of shares issued for the conversion of debt (in the form of notes payable due
     LFC) to equity. John M. and Renee A.

     Liviakis are the owners of LFC. The number of shares shown includes a total of 443,077 shares of common stock owned by Mr. Liviakis as an individual, plus 6,858,881 shares of common stock held by LFC. See "Certain Relationships and Related Transactions-Transactions with Liviakis Financial Communications, Inc. ("LFC") and Certain LFC Affiliates".

(12) Mr. Prag is a former executive officer of LFC. The shares of common stock are owned by Mr. Prag as an individual. See "Certain Relationships and Related Transactions-Transactions with Liviakis Financial Communications, Inc. ("LFC") and Certain LFC Affiliates".

(13) Includes all shares underlying options, warrants and convertible securities as described in footnotes (2)-(9) of this table.

(14) Includes 3,333,350 shares of Common Stock issuable upon conversion of 500,000 shares of Series C Preferred Stock and 833,350 shares of Common Stock issuable upon the exercise of a Unit Warrant.

(15) Issuable upon full conversion of all warrants to purchase 27.933 Units.


Certain Holders of Series C Preferred Stock



                                                            Series C Convertible Preferred
                                                               Stock Beneficially Owned
                                                                 as of May 31, 2000(1)
                                                      -------------------------------------------
                                                               Number of              Percent of
Name of Beneficial Owner                                         Shares                 Class
---------------------------------------------------   ---------------------------   -------------
Dean M. Leavitt ...................................            25,000                      *
Edwin M. Cooperman ................................            10,000                      *
Michael S. Falk ...................................            25,000 (2)                  *
Barry A. Kaplan ...................................           265,000 (3)                  5%
Amy L. Newmark ....................................            25,000                      *
Alvin C. Rice .....................................                --                     --
Chester N. Winter .................................                --                     --
Charles I. Leone ..................................            10,000                      *
John H. Perveiler .................................                --                     --
Marc R. Shultz ....................................                --                     --
ComVest Capital Management, LLC ...................         1,396,643 (4)                 20%(4)
 830 Third Avenue
 New York, New York 10022
Sandler Capital Partners ..........................           500,000                      9%
 767 Fifth Avenue
 New York, New York
All directors and executive officers as a group (10
 persons) .........................................           360,000 (2)                  6%

------------
 * Represents less than 1% of outstanding shares.

(1) To the Company's knowledge, except as otherwise indicated in the footnotes to this table, all persons named in this table have sole voting and investment power with respect to all shares of Series C Preferred Stock shown as beneficially owned by them, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC. The Series C Preferred Stock is not publicly traded or registered under the Exchange Act.

(2) Does not include shares held by ComVest Capital Management, LLC, which is an affiliate of Commonwealth Associates, LP, of which Mr. Falk is currently the Chief Executive Officer.

(3) Includes 15,000 shares of Series C Preferred Stock issuable upon exercise of a warrant to purchase 1.5 Units.

(4) Includes 1,396,643 shares of Series C Preferred Stock issuable upon exercise of warrants to purchase 139.664 Units.

                             PROPOSALS FOR VOTING


PROPOSAL 1: ELECTION OF DIRECTORS

     The Board of Directors has nominated Dean M. Leavitt, Alvin C. Rice and Chester N. Winter for election as directors of the Company. Amy L. Newmark and Michael S. Falk have been nominated for election as directors pursuant to an agreement which gives Commonwealth the right to designate two individuals for election as directors of the Company. The holders of the Company's Common Stock will vote on the election of Ms. Newmark and Messrs. Leavitt, Rice, Winter and Falk (collectively, the "Common Stock Nominees").

     Barry A. Kaplan and Edwin M. Cooperman have been nominated for election as directors of the Company on behalf of the holders of Series C Preferred Stock (the "Series C Preferred Stock Nominees"). The holders of the Company's Series C Preferred Stock will vote on the election of Messrs. Kaplan and Cooperman.


Vote Required

     The approval of a plurality of the shares of Common Stock present in person or represented by proxy, assuming a quorum of the holders of Common Stock at the Annual Meeting, is required for election of the Common Stock Nominees as directors. Cumulative voting in the election of Common Stock Nominees directors is not allowed. The approval by the holders of a plurality of the shares present in person or represented by proxy, assuming a quorum at the Annual Meeting, is required for election of the Common Stock.

     The approval of a plurality of the shares of Series C Preferred Stock present in person or represented by proxy, assuming a quorum of the holders of Series C Preferred Stock at the Annual Meeting, is required for the election of the Series C Preferred Stock Nominees as directors. Cumulative voting in the election of Series C Preferred Stock Nominees is not allowed. The approval by the holders of a plurality of the shares of Series C Preferred Stock in person or represented by proxy, assuming a quorum at the Annual Meeting, is required for election of the Series C Preferred Stock Nominees.

     The Board of Directors recommends a vote FOR election to the Board of Directors of the Company for each of the Common Stock Nominees and the Series C Preferred Stock Nominees.


PROPOSAL 2: APPROVAL OF AMENDMENT OF ARTICLES OF INCORPORATION TO INCREASE THE
             AUTHORIZED SHARE CAPITAL

     The Board has determined that it would be advisable to amend Section A of Article FOURTH of the Company's Articles of Incorporation to increase the authorized share capital of the Company such that the aggregate number of shares which the Company shall have the authority to issue shall be increased from 55,000,000 to 225,000,000, of which 200,000,000 shares shall be designated "Common Stock" and 25,000,000 shares shall be designated "Preferred Stock" (the "Amendment").

     The Board has unanimously adopted and declared it advisable and unanimously recommends to the Company's shareholders that Section A of Article FOURTH of the Company's Articles of Incorporation be amended as described. A copy of Section A of Article FOURTH of the Company's Articles of Incorporation, as proposed to be amended by the resolution adopted by the Board is attached as Annex A.


           INCREASE IN NUMBER OF AUTHORIZED SHARES OF SHARE CAPITAL


General

     The Board has approved, subject to shareholder approval at the Annual Meeting, an increase in the number of authorized shares of Common Stock from 40,000,000 to 200,000,000 and an increase in the number of authorized shares of Preferred Stock from 15,000,000 to 25,000,000, which may be issued in one or more series and as to which the Board is authorized to determine the voting powers, designations, preferences, and rights and the qualifications, limitations, and restrictions thereof, of each such series, including dividend rates, conversion prices, redemption prices, liquidation preferences and voting and other rights; provided, however, the Board may not create any such series of Preferred Stock that ranks senior to, or pari passu with, the Series C Preferred

Stock without the prior written consent of Commonwealth and a committee to be designated by Commonwealth whose members hold in the aggregate not less than 20% of the outstanding Series C Preferred Stock; provided, however, that no such amendment, modification or waiver which would decrease the number of shares of Common Stock issuable upon conversion of the Series C Preferred Stock or increase the conversion price therefor (other than as a result of the waiver or modification of any anti-dilution provisions) may be made without the approval of the holders of at least 50% of the outstanding Series C Preferred Stock.


     The Company requires additional shares of Common Stock and additional shares of Preferred Stock to satisfy all of its current obligations under presently convertible or exercisable securities and options. There are virtually no authorized shares of Common Stock unissued and not reserved for future issuance and the Company does not have adequate Common Stock authorized to permit the conversion of the Series C Preferred Stock, the Unit Warrants, the Warrants issued to Commonwealth and PJSC and shares underlying other outstanding options and warrants.


Common Stock Required to be Reserved



Common Stock outstanding as of May 31, 2000                                                  32,396,748 shares
Common Stock reserved for issuance pursuant to the Company's 2000 Stock
 Option Plan                                                                                 15,000,000 shares
Common Stock required to be reserved for issuance upon exercise of the Bridge
 Warrants                                                                                     6,288,000 shares
Common Stock required to be reserved for issuance upon conversion of Series C
 Preferred Stock                                                                             37,244,000 shares
Common Stock required to be reserved for issuance upon exercise of Unit Warrants              9,311,000 shares
Common Stock required to be reserved for issuance upon exercise of warrants held by
 Commonwealth and PJSC                                                                       13,966,500 shares
Common Stock reserved for issuance pursuant to outstanding options and warrants              10,940,345 shares
Common Stock required to be reserved for lost stock certificates                                397,684 shares
    TOTAL                                                                                   125,544,277 shares(1)


------------
(1) 31,386,069 shares if the reverse stock split is approved.


     In addition, as shown under the heading "Certain Holders of Series C Preferred Stock," officers and directors of the Company beneficially own an aggregate of 360,000 shares of Series C Preferred Stock which is not convertible and an aggregate of 1.5 Unit Warrants which are not exercisable unless Proposal 2 is approved. The ten day trading average of the Common Stock for the ten days prior to the Record Date was $2.1156. The conversion price of the Series C Preferred Stock as of the Record Date was $1.50.


     Shareholders should note that if the reverse split contemplated by Proposal 5 is approved, the reduction in shares outstanding and reserved for issuance will have the effect of authorizing approximately 94,000,000 shares of Common Stock for future issuance, regardless of whether this Proposal 2 is adopted. If both Proposal 2 and Proposal 5 are adopted, the Company will have more authorized Common Stock than it will likely need in the foreseeable future. The Company considered tying the number of shares of authorized Common Stock for which shareholder approval was sought to the adoption of Proposal 5 so that if such Proposal was adopted this Proposal would automatically be adjusted to seek approval for a smaller number of authorized shares of Common Stock. However, the Company believed such approach would be unduly confusing.


     The primary purpose of the Amendment is to provide the Company with enough Common Stock to satisfy its obligations under instruments referred to above, as well as shares for the Option Plan (if such plan is approved by the shareholders at the Annual Meeting) and to provide the flexibility to raise additional capital from the sale of shares of Common Stock and Preferred Stock (in a public offering, private placement or otherwise) and to take advantage of possible future opportunities for which the issuance of additional shares of Com-mon Stock or Preferred Stock may be deemed advisable without the delay and expense incident to calling a special meeting. The Board considers the proposed Amendment desirable because it would provide the Company with the ability to take advantage of future opportunities for the issuance of equity in connection with financings, possible future acquisitions, other programs to facilitate expansion and growth and for other general corporate purposes, including stock dividends, stock splits and employee benefit plans, without the delay and expense incident to the holding of a special meeting of shareholders to consider any specific issuance. Authorized but unissued shares may be issued at such time or times, to such person or persons and for such consideration as the Board of Directors determines to be in the best interests of the Company, without further authorization from the shareholders except as may be required by the rules of the NASDAQ or any stock exchange on which the Common Stock is then listed.


     The authorization of additional shares of Common Stock will not, by itself, have any effect on the rights of holders of existing shares except for possible dilution caused by the exercise or conversion of the instruments referred to above and any additional issuances. Any new shares of Common Stock, when issued, would have the same rights and privileges as the shares of Common Stock presently outstanding, and would be available for issuance at such time and on such terms as the Board of Directors may consider appropriate. Depending on the circumstances, issuance of additional shares of Common Stock could affect the existing holders of shares by diluting the voting power of the outstanding shares. The shareholders do not have pre-emptive rights to purchase additional shares of Common Stock nor will they as a result of this proposal.


     To the extent that any shares of Preferred Stock may be issued, such Preferred Stock may (a) have priority over the Common Stock with respect to dividends and the assets of the Company upon liquidation; (b) have significant voting power; (c) provide for representation of the holders of the Preferred Stock on the Company's Board upon the occurrence of certain events; and (d) require the approval of the Preferred Stock for the taking of certain corporate actions, such as mergers. There are currently 5,586,600 outstanding shares of Series C Preferred Stock (which is the only class of Preferred Stock outstanding), and currently, the Company is authorized to issue up to 2,863,400 additional shares of Preferred Stock.


     Except for (a) the 37,244,000 shares underlying the Series C Preferred Stock, and 9,311,000 shares underlying the Private Placement Warrants and the 5,716,363 shares underlying the warrant issued to ComVest and the 571,637 shares underlying the warrant issued to Mr. Leavitt in the Bridge Financing entered into on December 23, 1999, (b) 5,375,000 shares underlying warrants that Mr. Leavitt has agreed will not be exercised until additional shares of Common Stock are authorized and (c) the 15,000,000 shares to be reserved for issuance if Proposal 3 "Adoption of the Company's 2000 Stock Option Plan" is adopted, there are no other current negotiations, plans, commitments, agreements or understandings relating to the issuance of any additional shares of Common Stock or Preferred Stock. The timing of the actual issuance of additional shares will depend upon market conditions, the specific purpose for which the stock is to be issued and other similar factors.


Possible Anti-Takeover Effects of Amendment


     The issuance of additional shares of Common Stock or Preferred Stock may be deemed to have an anti-takeover effect since such shares may be used, under certain circumstances, to create voting impediments to frustrate persons seeking to effect a takeover or otherwise gain control of the Company. The increase in authorized Common Stock or Preferred Stock may also be viewed as having the effect of discouraging an attempt by another person or entity, through the acquisition of a substantial number of shares of the Common Stock, to acquire control of the Company, since the issuance of additional shares may be used to dilute such person's ownership of shares of the Company's voting stock. Moreover, "blank check" preferred stock may be used for adoption of a shareholder rights plan or "poison pill."


     To the extent that any shares of Preferred Stock (including Preferred Stock convertible into Common Stock) may be issued on other than a pro rata basis to current shareholders, the present ownership position of current shareholders may be diluted. Such shares also could be used to dilute the stock ownership of persons seeking to obtain control of the Company, and thereby defeat a possible takeover attempt which (if shareholders were offered a premium over the market value of their shares) might be viewed as being beneficial to shareholders of the Company. Management of the Company is not aware of any possible takeover attempts at this time. Other than the possible issuance of such Common or Preferred Stock, the accelerated vesting of certain warrants and options upon a change of control, the severance provisions in the employment contracts between the Company and each of Messrs. Leavitt and Leone, and Commonwealth's right to designate two directors, the Company does not believe it currently has any charter, by-law or contractual provisions having an "anti-takeover" effect nor does the Company currently contemplate proposing any such measures.

     The Amendment has not been proposed as an anti-takeover measure nor is the Board aware of any offers to acquire control of the Company. It should be noted that any action taken by the Company to discourage an attempt to acquire control of the Company may result in shareholders not being able to participate in any possible premiums which may be obtained in the absence of anti-takeover provisions. Any transaction which may be so discouraged or avoided could be a transaction that the Company's shareholders might consider to be in their best interests. However, the Board has a fiduciary duty to act in the best interests of the Company's shareholders at all times.


Board of Directors Reservation of Rights

     If the Amendment is approved by the shareholders, the Amendment will become effective upon the filing of Articles of Amendment to the Articles of Incorporation of the Company with the Colorado Secretary of State. The Board reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the Amendment, if at any time prior to filing Articles of Amendment to the Articles of Incorporation with the Secretary of State of the State of Colorado the Board in its sole discretion, determines that the Amendment is no longer in the best interests of the Company and its shareholders. In addition, the Board reserves the right to delay filing the Articles of Amendment to the Articles of Incorporation for up to 12 months following shareholder approval of the Amendment at the Annual Meeting. However, at the present time, the Board intends to proceed with implementation of the Amendment as presented herein without delay.


Vote Required

     The approval of a majority of the outstanding shares of the Company's Common Stock and Series C Preferred Stock is required to amend the Articles of Incorporation. Proxies solicited by the Board will be voted in favor of the adoption of Proposal 2 to amend Paragraph A of Article FOURTH of the Articles of Incorporation unless otherwise indicated thereon.

     John M. Liviakis, owner of 7,443,458 shares of Common Stock has agreed to vote in favor of this proposal. In addition, Dean M. Leavitt and ComVest, the owners of an aggregate of 8,712,000 shares of Common Stock, have indicated they will vote for the Proposal. It can also be expected that the holders of Series C Preferred Stock, which is not convertible unless the Proposal is approved, will vote in favor of the proposal. The Series C Preferred Stock represents in excess of 50% of the Company's voting stock. In the event that prior to the Annual Meeting Mr. Leavitt acquires any of the 2,082,813 shares of Common Stock underlying the warrants owned by him, he has agreed to vote such shares in favor of this proposal.

     The Board recommends a vote FOR the approval of the amendment to the Articles of Incorporation, which is designated as Proposal 2 on the enclosed Proxy card.


PROPOSAL 3: APPROVAL OF REINCORPORATION IN DELAWARE

     The Board has recommended, and at the Annual Meeting the shareholders will be asked to authorize the change of the Company's state of incorporation from Colorado to Delaware. The transaction will not result in any change in the business, management, assets, liabilities or net worth of the Company. Reincorporation in Delaware will allow the Company to take advantage of certain provisions of the corporate laws of Delaware. The purposes and effects of the proposed change are summarized below.

     In order to effect the Company's reincorporation in Delaware, the Company will be merged into a newly formed, wholly-owned subsidiary incorporated in Delaware. Prior to the merger, the Delaware subsidiary will not have engaged in any activities except in connection with the proposed transaction. The mailing address of the Delaware subsidiary's principal executive offices and its telephone number are the same as those of the Company. As part of its approval and recommendations of the Company's reincorporation in Delaware, the Board has approved, and recommends to the shareholders for their adoption and approval, an Agreement and Plan of Merger (the "Reincorporation Agreement") pursuant to which the Company will be merged with and into the Delaware subsidiary. The full texts of the Reincorporation Agreement and the Certificate of Incorporation and Bylaws of the successor Delaware corporation under which the Company's business would be conducted after the merger are set forth as Annex B, Annex C, and Annex D, respectively, hereto. The discussion contained in this Proxy Statement is qualified in its entirety by reference to such Annexes. The provisions of the Certificate of Incorporation will be substantially identical to those of the Company's current Articles of Incorporation, as amended, except that the Certificate of Incorporation will (i) be governed by Delaware law, and
(ii) include additional provisions regarding the indemnification of directors, officers and other agents. In addition, the form of Certificate of Incorporation annexed hereto will be adjusted to give effect to the outcome of Proposal 2, the proposal for an increase in the number of authorized shares of share capital and all references to outstanding Common Stock shall be adjusted to give effect to Proposal 5, the proposal for a reverse stock split.

     The reincorporation of the Company in Delaware through the above-described merger (hereinafter referred to as the "Reincorporation") requires approval of the Company's shareholders by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Series C Preferred Stock voting as one class.

     In the following discussion of the proposed Reincorporation, the term "Wireless-COL" refers to the Company as currently organized as a Colorado corporation; the term "Wireless-DEL" refers to the new wholly-owned Delaware subsidiary of Wireless-COL that will be the surviving corporation after the completion of the transaction; and the term "Company" includes either or both, as the context may require, without regard to the state of incorporation.

     Upon shareholder approval of the Reincorporation, and upon acceptance for filing of appropriate certificates of merger by the Secretary of State of Delaware and the Secretary of State of Colorado, Wireless-COL will be merged with and into Wireless-DEL pursuant to the Reincorporation Agreement, resulting in a change in the Company's state of incorporation. The Company will then be subject to the Delaware General Corporation Law and the Certificate of Incorporation and Bylaws set forth in Annex C and Annex D, respectively. Upon the effective time of the Reincorporation, each outstanding share of each class of stock of Wireless-COL automatically will be converted into one share of the corresponding class of stock of Wireless-DEL or, if Proposal 5 is approved and the reverse stock split is to be effected concurrently with the Reincorporation, into 0.25 shares of the corresponding class of stock of Wireless-DEL. Outstanding options and warrants to purchase shares of Common Stock of Wireless-COL will be converted into options and warrants to purchase, subject to the reverse split, the same number of shares of the corresponding class of stock of Wireless-DEL.

     IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF WIRELESS-DEL. OUTSTANDING STOCK CERTIFICATES OF WIRELESS-COL SHOULD NOT BE DESTROYED OR SENT TO THE COMPANY.


Principal Reasons for Changing the Company's State of Incorporation

     The Board believes that the Reincorporation will provide flexibility for both the management and business of the Company.

     Delaware is a favorable legal and regulatory environment in which to operate. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations thereby providing greater predictability with respect to corporate legal affairs. In addition, many investors and securities professionals are more familiar and comfortable with Delaware corporations than corporations governed by the laws of other jurisdictions, even where the laws are similar.

COMPARISON OF THE RIGHTS OF HOLDERS OF WIRELESS-CO COMMON STOCK AND WIRELESS-DE COMMON STOCK

     Wireless-CO is a Colorado corporation and the Colorado Business Corporation Act and the Articles of Incorporation and Bylaws of Wireless-CO govern the rights of its shareholders. Wireless-DE is a Delaware corporation and the rights of it shareholders are governed by the Delaware General Corporation Law and the Certificate of Incorporation and Bylaws of Wireless-DE.



Significant Differences Between the Corporation Laws of Colorado and Delaware

     The corporation laws of Colorado and Delaware differ in many respects. Although all the differences are not described in this Proxy Statement, certain provisions, which could materially impact the rights of shareholders of Wireless-CO as compared to the rights of stockholders in Wireless-DE, are discussed below.


Removal of Directors

     Directors may generally be removed with or without cause under the laws of both Colorado and Delaware, with the approval of a majority of the outstanding shares entitled to vote in an election of directors. However, no director may be removed if the number of votes cast against such removal would be sufficient to elect the director.

                                   Colorado

A director of a corporation that does not have a staggered board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. In the case of a Colorado corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the director under cumulative voting. The Articles of Incorporation of Wireless-CO do not provide for a classified board of directors or for cumulative voting.

                                   Delaware

A director of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the director under cumulative voting. A director of a corporation with a classified board of directors may be removed only for cause, unless the certificate of incorporation otherwise provides. The Certificate of Incorporation of Wireless-DE does not provide for a classified board of directors or for cumulative voting.

Classified Board of Directors

     A classified or staggered (the term used in the CBCA) board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year. This method of electing directors makes changes in the composition of the board of directors more difficult, and thus a potential change in control of a corporation a lengthier and more difficult process.

                                   Colorado

The Wireless-CO Articles of Incorporation and Bylaws do note provide for a staggered board. Colorado law permits, but does not require, a staggered board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year.

                                   Delaware

Delaware law permits, but does not require, a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year. The Wireless-DE Certificate of Incorporation and Bylaws do not provide for a classified board and Wireless-DE presently does not intend to propose establishment of a classified board.

Indemnification and Limitation of Liability of Directors, Officers and Other
   Agents

     Delaware and Colorado have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit, with certain exceptions, a corporation to adopt provisions in its articles or certificate of incorporation, as the case may be, eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty in certain cases. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability of directors, officers and other agents.

                                   Colorado

The Articles of Incorporation of Wireless-CO eliminate the liability of directors to the corporation to the fullest extent permissible under Colorado law. Colorado law does not permit the elimination of monetary liability where such liability is based on: (a) intentional misconduct or knowing and culpable violations of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (f) interested transactions between the corporation and a director in which a director has a material financial interest; and (g) liability for improper distributions, loans or guarantees.

Colorado law generally permits indemnification of director liability, including expenses actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the shareholders that the person seeking indemnification acted in good faith and in the case of conduct in an official capacity, in a manner he or she reasonably believed was in the best interests of the corporation or a benefit plan (if acting in a capacity with respect to such a plan). In other cases, the director is entitled to indemnification if his or her conduct was at least not opposed to the corporation's best interests. In a criminal proceeding, the director is entitled to indemnification if he or she had no reasonable cause to believe the conduct was unlawful.

                                   Delaware

The Certificate of Incorporation of Wireless-DE also eliminates the liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for: (a) breaches of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit. Such limitation of liability provisions also may not limit a director's liability for violation of or otherwise relieve its directors from the necessity of complying with federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.




Delaware law generally permits indemnification of expenses, including attorney's fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue, or matter therein, on the merits or otherwise.

                                   Colorado


Without court approval, however, no indemnification is available in any action by or on behalf of the corporation (i.e., a derivative action) in which such person is adjudged liable to the corporation or in any other proceeding where the director is adjudged liable on the basis that he or she received an improper personal benefit. Colorado law requires indemnification of director expenses when the individual being indemnified has successfully defended any action, claim, issue, or matter therein, on the merits or otherwise.

A director may also apply for and obtain indemnification as ordered by a court under circumstances where the court deems the director is entitled to mandatory indemnification under Colorado law or when, under all the facts and circumstances, it deems it fair and reasonable to award indemnification even though the director has not strictly met the statutory standards. An officer is also entitled to apply for and receive court awarded indemnification to the same extent as a director.

A corporation cannot indemnify its directors by any means (other than under a third party insurance contract) if to do so would be inconsistent with the limitations on indemnification set forth in the CBCA.

A Colorado corporation may indemnify officers, employees, fiduciaries and agents to the same extent as directors, and may indemnify those persons to a greater extent than is available to directors if to do so does not violate public policy and is provided for in a bylaw, a general or specific action of the board of directors or shareholders or in a contract.

                                   Delaware


Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. In contrast to Colorado law, Delaware law does not require authorizing provisions in the certificate of incorporation and does not contain express prohibitions on indemnification in certain circumstances. A court may impose limitations on indemnification, however, based on principles of public policy.

Delaware law provides that the indemnification provided by statute shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.









     Both Colorado and Delaware law require indemnification when a director or officer has successfully defended an action on the merits or otherwise.

     Expenses incurred by an officer or director in defending an action may be paid in advance under Colorado and Delaware law if the director or officer undertakes to repay the advances if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation's purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

Inspection of Shareholder List

     Both Delaware and Colorado law allow any shareholder to inspect the shareholder list for a purpose reasonably related to such person's interests as a shareholder.


Consideration for Issuance of Shares

                                   Colorado

Shares may be issued for consideration consisting of tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed and other securities of the corporation.

Shares may not be issued for consideration consisting of a promissory note of the subscriber or an affiliate of the subscriber unless the note is negotiable and is secured by collateral, other than the shares, having a fair market value at least equal to the principal amount of the note. The note must reflect a promise to pay independent of the collateral and cannot be a "nonrecourse" note.

Shares with a par value may be issued for consideration less than such par value.


                                   Delaware

Shares may be issued for consideration consisting of tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed and other securities of the corporation.

In the absence of "actual fraud," in the transaction, the judgment of the board as to the value of the consideration shall be conclusive.

No provisions restrict the ability of the board to authorize the issuance of stock for a promissory note of any type, including an unsecured or nonrecourse note or a note secured only by the shares.

Shares with par value cannot be issued for consideration with a value that is less than the par value. Shares without par value can be issued for any consideration determined to be valid by the board.

Dividends and Repurchases of Shares


                                   Colorado

       Colorado law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. Colorado law permits a corporation to declare and pay cash or in-kind property dividends or to repurchase shares unless, after giving effect to the transaction: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; or (b) the corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.


                                   Delaware

       The concepts of par value, capital and surplus are retained under Delaware law. Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

     To date, Wireless-CO has not paid any cash dividends.

Shareholder Voting on Mergers and Certain Other Transactions

     Both Delaware and Colorado law generally require that a majority of the shareholders of both acquiring and target corporations approve statutory mergers.



                                   Colorado

Colorado law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each share of the stock of the surviving corporations outstanding immediately before the effective date of the merger is an identical outstanding share after the merger, and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized, unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

Unless one of these exceptions are available, Colorado law requires that a majority of the shareholders of both acquiring and target corporations approve statutory mergers.

                                   Delaware

Delaware law contains a similar exception to its voting requirements for reorganizations where shareholders of the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than 80 percent of the voting power of the surviving or acquiring corporation or its parent entity.








     Both Delaware law and Colorado law also require that a sale of all or substantially all of the assets of a corporation otherwise than in the ordinary course of business be approved by a majority of the outstanding voting shares of the corporation transferring such assets.

     Both Colorado and Delaware law generally do not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a specific class of shares or where the designation of the class of securities includes such a right.


Stockholder Approval of Certain Business Combinations under Delaware Law

     In recent years, a number of states have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult. Under Section 203, certain "business combinations" with "interested stockholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met.

     Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, fifteen percent (15%) or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner, individually or with or through certain other persons or entities, of fifteen percent (15%) or more of such voting stock at any time within the previous three years, or is an affiliate or associate of any of the foregoing.

     For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested stockholder; sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation of a direct or indirect majority-owned subsidiary equal in aggregate market value of ten percent (10%) or more of the aggregate market value of either the corporation's consolidated assets or all of its outstanding stock; the issuance or transfer by the corporation or a direct or indirect majority-owned subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for certain transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock or of the corporation's voting stock); or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.


     The three-year moratorium imposed on business combinations by Section 203 does not apply if:


     (i) Prior to the date on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder;


     (ii) Upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least eighty-five percent of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the eighty-five percent calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or


     (iii) On or after the date such person or entity becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by sixty-six and two-thirds percent of the outstanding voting stock not owned by the interested stockholder.


Section 203 only applies to certain publicly held corporations that have a class of voting stock that is


     (i) Listed on a national securities exchange,


     (ii) Quoted on an interdealer quotation system of a registered national securities association or


     (iii) Held of record by more than 2,000 stockholders.


     Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, Wireless-DE does not intend to so elect.


     Section 203 will encourage any potential acquirer to negotiate with the Company's Board of Directors. Section 203 also might have the effect of limiting the ability of a potential acquirer to make a two-tiered bid for Wireless-DE in which all stockholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to Wireless-DE will confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquirer may be offering a substantial premium for Wireless-DE's shares over the then-current market price. Section 203 would also discourage certain potential acquirers unwilling to comply with its provisions.


Interested Director Transactions


     Under both Delaware and Colorado law, contracts or transactions in which one or more of a corporation's directors has an interest are generally not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under Delaware and Colorado law. To authorize or ratify the transaction, under Colorado law (a) either the shareholders or the disinterested members of the board of directors must approve any such contract or transaction in good faith after full disclosure of the material facts, or
(b) the contract or transaction must have been fair as to the corporation. The same requirements apply under Delaware law, except that the fairness requirement is tested as of the time the transaction is authorized, ratified or approved by the board, the shareholders or a committee of the board. If board approval is sought, the contract or transaction must be approved by a majority vote of the disinterested directors (though less than a majority of a quorum), except that interested directors may be counted for purposes of establishing a quorum.


Loans to Directors and Officers

                                   Colorado

The board of directors cannot make a loan to a director or officer (or any entity in which such person has an interest), or guaranty any obligation of such person or entity, until at least ten days after notice has been given to the shareholders who would be entitled to vote on the transaction if it were being submitted for shareholder approval.

                                   Delaware

The board of directors may make loans to, or guaranties for, directors and officers on such terms as they deem appropriate whenever, in the board's judgment, the loan can be expected to reasonably benefit the corporation.

Shareholder Derivative Suits

     Under both Delaware and Colorado law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law.

                                   Colorado

Provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond.

                                   Delaware

Delaware does not have a similar bonding requirement.

Appraisal/Dissenters' Rights

     Under both Delaware and Colorado law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal/dissenters' rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. Under both Delaware and Colorado law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation.

                                   Colorado

Dissenters' rights are not available to shareholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger or share exchange under certain provisions of Colorado law.

                                   Delaware

Appraisal rights are not available (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation, (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations, or (c) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under certain provisions of Delaware law.

                                   Colorado


       Dissenters rights are not available to shareholders of a Colorado corporation with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations, or (c) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under certain provisions of Colorado law.

                                   Delaware






Dissolution

                                   Colorado


       If the board of directors initially approves the dissolution, it may be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board-initiated dissolution, Colorado law allows a Colorado corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. Under Colorado law, shareholders may only initiate dissolution by way of a judicial proceeding.







                                   Delaware


       Unless the board of directors approves the proposal to dissolve, the dissolution must be approved by all the stockholders entitled to vote thereon. Only if the board of directors initially approves the dissolution may it be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. Wireless-DE's Certificate of Incorporation contains no such supermajority requirement, however, and a majority of the outstanding shares entitled to vote, voting at a meeting at which a quorum is present, would be sufficient to approve a dissolution of Wireless-DE that had previously been approved by its Board of Directors.


Vote Required

     The approval of a majority of the outstanding shares of the Company's Common Stock and Series C Preferred Stock voting as a single class, is required to reincorporate in Delaware. Each share of Series C Preferred Stock is entitled to 6.667 votes. Proxies solicited by the Board will be voted in favor of the adoption of Proposal 3 to reincorporate the Company in Delaware unless otherwise indicated thereon.

     The Board recommends a vote FOR the approval of the Company's reincorporation in Delaware, which is designated as Proposal 3 on the enclosed Proxy card.


PROPOSAL 4: ADOPTION OF THE COMPANY'S 2000 STOCK OPTION PLAN

     The Board has recommended, and at the Annual Meeting the shareholders will be asked to approve, the adoption of the Option Plan. A description of the Option Plan, which Option Plan is attached hereto as Annex E, appears below.


Purpose of the Option Plan

     The purpose of the Option Plan is to provide a means whereby selected employees, officers, directors, agents, consultants and independent contractors of the Company or of any parent or subsidiary (as defined in subsection 5.7 of the Option Plan and referred to hereinafter as "related corporations") thereof, may be granted incentive stock options and/or non-qualified stock options to purchase Common Stock (as defined in Section 3 of the Option Plan), in order to attract and retain the services or advice of such employees, officers, directors, agents, consultants and independent contractors and to provide added incentive to them by encouraging stock ownership in the Company.


The Option Plan


     The Option Plan provides for the grant of options to purchase up to 15,000,000 shares of Common Stock (3,750,000 if the reverse split contemplated by Proposal 5 is approved) to selected employees, officers, directors, agents, consultants and independent contractors of the Company. Options may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code (the "Code"), or non-qualified options. Incentive stock options may be granted only to any individual who, at the time the option is granted, is an employee of the Company or any related corporation, while non-qualified options may be granted to any director, employee, officer, agent, consultant or independent contractor of the Company or any related corporation, whether an individual or an entity.


     The Option Plan will be administered by the Board, except to the extent the Board delegates its authority to a committee of the Board to administer the Option Plan. The administrator of the Option Plan shall hereinafter be referred to as the "Plan Administrator." Any party to whom an option is granted under the Option Plan shall be referred to hereinafter as an "Optionee."


     The maximum number of shares that may be purchased pursuant to the exercise of each option and the price per share at which such option is exercisable (the "Exercise Price") shall be established by the Plan Administrator, provided that the Plan Administrator shall act in good faith to establish the exercise price which shall be not less than the fair market value per share of the Common Stock at the time the option is granted with respect to incentive stock options and not less than par value per share of the Common Stock at the time the option is granted with respect to nonqualified stock options and also provided that, with respect to incentive stock options granted to greater than 10% shareholders, the exercise price shall be as required by
Section 6 of the Option Plan. In addition, no individual may be granted options under the Option Plan to purchase more than 5,000,000 shares (1,250,000 shares if the reverse split is approved) of Common Stock during any one year, subject to adjustment as set forth in Section 7 of the Option Plan.


     Options granted under the Option Plan and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than (i) by will or by the applicable laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder or (iii) as otherwise determined by the Plan Administrator and set forth in the applicable option agreement. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any option under this Option Plan or of any right or privilege conferred hereby, contrary to the Code or to the provisions of this Option Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby shall be null and void. The designation by an Optionee of a beneficiary does not, in and of itself, constitute an impermissible transfer.


     If the Optionee's relationship with the Company or any related corporation ceases for any reason other than termination for cause, death or total disability, and unless by its terms the option sooner terminates or expires, then the Optionee may exercise, for a three-month period, that portion of the Optionee's option which is exercisable at the time of such cessation, but the Optionee's option shall terminate at the end of the three-month period following such cessation as to all shares for which it has not theretofore been exercised, unless, in the case of a nonqualified stock option, such provision is waived in the agreement evidencing the option or by resolution adopted by the Plan Administrator within 90 days of such cessation. If, in the case of an incentive stock option, an Optionee's relationship with the Company or related corporation changes (i.e., from employee to non-employee, such as a consultant), such change shall constitute a termination of an Optionee's employment with the Company or related corporation and the Optionee's incentive stock option shall become a non-qualified stock option.

     Options under the Option Plan must be issued by January 4, 2010. Stock options granted under the Option Plan cannot be exercised more than 10 years from the date of grant. Stock options issued to a 10% Shareholder are limited to five-year terms. Payment of the option price shall be made in full at the time the notice of exercise of the option is delivered to the Company and shall be in cash, bank certified or cashier's check or personal check (unless at the time of exercise the Plan Administrator in a particular case determines not to accept a personal check).

     The Plan Administrator can determine at the time the option is granted for incentive stock options, or at any time before exercise for nonqualified stock options, that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, but not limited to, federal tax and securities laws and regulations and state corporate law), an option may be exercised by delivery of shares of stock of the Company held by an Optionee having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the Plan Administrator; delivery of a properly executed exercise notice, together with irrevocable instructions to a broker, all in accordance with the regulations of the Federal Reserve Board, to promptly deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price and any federal, state or local withholding tax obligations that may arise in connection with the exercise; or delivery of a properly executed exercise notice together with instructions to the Company to withhold from the shares that would otherwise be issued upon exercise that number of shares having a fair market value equal to the option exercise price.

     Any unexercised options that expire or that terminate upon an employee's ceasing to be employed by the Company become available again for issuance under the Option Plan.

     Unless sooner terminated by the Board, this Option Plan shall terminate on January 4, 2010. No option may be granted after such termination or during any suspension of this Option Plan. The amendment or termination of this Option Plan shall not, without the consent of the option holder, alter or impair any rights or obligations under any option theretofore granted under this Option Plan.

     The Board may at any time suspend, amend or terminate this Option Plan, provided that except as set forth in Section 7 of the Option Plan, the approval of the holders of a majority of the Company's outstanding shares of voting capital stock present and entitled to vote at any meeting is necessary for the adoption by the Board of any amendment which will: (a) increase the number of shares which are to be reserved for the issuance of options under the Option Plan; (b) permit the granting of stock options to a class of persons other than those presently permitted to receive stock options under the Option Plan; or
(c) require shareholder approval under applicable law, including Section 16(b) of the Exchange Act.

     All of the Company's employees, officers and directors will be eligible to participate in the Option Plan.


Registration of Shares Issued Under Option Plan

     The Company intends that the shares to be reserved for and issued under the Option Plan, for which approval is now sought, may be registered under the Securities Act. Such registration, if completed, would in most cases permit the unrestricted resale in the public market of shares issued pursuant to the Option Plan.

New Plan Benefits--The Option Plan



                           Name and Position                               Dollar Value ($)        Number of Shares
-----------------------------------------------------------------------   ------------------   ------------------------
  Dean M. Leavitt-Chief Executive Officer and Chairman of the Board               --(1)                2,500,000(2)
  Edwin M. Cooperman-Director .........................................           --                          --
  Michael S. Falk-Director ............................................           --                          --
  Barry A. Kaplan-Director ............................................           --                          --
  Amy L. Newmark-Director .............................................           --                          --
  Chester N. Winter-Director ..........................................           --                          --
  Charles I. Leone-Chief Financial Officer, and Chief Operating Officer           --                          --
  John H. Perveiler-Vice President/National Sales Manager .............           --                          --
  Marc R. Shultz-Vice President of Business Development ...............           --                          --
  All current executive officers as a group (consisting of 4 persons) .           --(1)                2,500,000(2)(3)
  All current directors (including nominees for director) who are
   executive officers (1 person) ......................................           --(1)                2,500,000(2)(3)
  All employees (other than current executive officers and directors who are not executive officers) as a group (approximately 50
   persons) ...........................................................           --(1)                  881,000

------------
(1) The exercise price of the option will be the fair market value at the close of business on the date the shareholders approve the Plan.

(2) 625,000 shares if the reverse split is approved.

(3) Includes options to purchase 2,500,000 shares granted to Mr. Leavitt.

Except as disclosed above, the Company does not currently know and is unable to determine the number of additional options that the Company will grant under the Option Plan to any of the aforementioned persons.


Certain Federal Income Tax Consequences of the Option Plan Under Current Law

     An optionee will recognize no taxable income at the time an option is granted.

     An optionee will recognize no taxable income at the time of exercise of an incentive stock option. If the optionee makes no disposition of the acquired shares within two years after the date of grant of the incentive stock option, or within one year after the exercise of such option, the employee will recognize no taxable income and any gain or loss that is realized on a subsequent disposition of such shares will be treated as long-term capital gain or loss. As to options exercised, the excess, if any, of the fair market value of the shares on the date of exercise over the option price will be an item of tax preference for purposes of computing the alternative minimum tax.

     If the foregoing holding period requirements are not satisfied, the optionee will realize (i) ordinary income for federal income tax purposes in the year of disposition in an amount equal to the lesser of (a) the excess, if any, of the fair market value of the shares on the date of exercise over the option price thereof, or (b) the excess, if any, of the selling price over the optionee's adjusted basis of such shares (provided that the disposition is a sale or exchange with respect to which a loss (if sustained) would be recognized by such individual) and (ii) capital gain equal to the excess, if any, of the amount realized upon the disposition of shares over the fair market value of such shares on the date of exercise.

     Employees, directors, officers, consultants, agents and independent contractors of the Company will be required to include in their gross income in the year of exercise of a non-qualified stock option the difference between the fair market value on the exercise date of the shares transferred and the option price.

     The Company will be entitled (provided it complies with certain reporting requirements with respect to the income received by the employee) to a deduction for federal income tax purposes at the same time and in the same amount as the optionee is considered to be in receipt of compensation income in connection with the exercise of non-qualified stock options or, in the case of an incentive stock option, a disqualifying disposition of shares received upon exercise thereof. If the holding period requirements outlined above are met, no deduction will be available to the Company in connection with an incentive stock option. Under the Revenue Reconciliation Act of 1993, the Company may not be able to deduct compensation to certain employees to the extent compensation exceeds one million dollars per tax year. Covered employees include the chief executive officer and the four other highest compensated officers of the Company for that tax year. Certain performance-based compensation including stock options are exempt provided that, among other things, the stock options are granted by a compensation committee of the Board of Directors which is comprised solely of two or more outside directors and the plan under which the options are granted is approved by shareholders. The Option Plan will not qualify as performance-based compensation.


Vote Required

     The approval of a majority of the shares present in person or represented by Proxy, assuming a quorum at the Annual Meeting, is required for the adoption of the Option Plan. Holders of Common Stock and Series C Preferred Stock will vote as a single class. Each share of Series C Preferred Stock is entitled to
6.667 votes.

     The Board of Directors recommends a vote FOR the adoption of the Company's 2000 Stock Option Plan, which is designated as Proposal 4 on the enclosed Proxy card.


PROPOSAL 5: APPROVAL OF AUTHORIZATION TO EFFECT A REVERSE STOCK SPLIT


General

     The Board of Directors recommends for shareholder approval the proposal to authorize the Board of Directors to amend the Company's Articles of Incorporation to effect a one-for-four reverse stock split of the authorized and outstanding Common Stock of the Company. The proposed reverse stock split will reduce the number of outstanding shares of Common Stock of the Company as of the Record Date from 32,396,748 to approximately 8,099,187 and will reduce the number of shares of Common Stock into which each share of Series C Preferred Stock is convertible and for which outstanding options and warrants are exercisable. In addition, the effective conversion price of the Series C Preferred Stock would be increased from $1.50 to $6.00 per share, and similar changes would occur to the exercise prices of outstanding options and warrants.


     Except for changes in the number of shares of stock outstanding and issuable upon conversion of the Series C Preferred Stock, the rights and privileges of holders of shares of Common Stock, and Series C Preferred Stock will remain the same, both before and after the proposed reverse stock split. However, as disclosed in Proposal 2, the reverse stock split would have the effect, by reducing the number of shares of outstanding Common Stock and the Company's commitments to reserve Common Stock issuable upon exercise and conversion of outstanding options, warrants and convertible securities, of authorizing approximately 94,000,000 additional shares of Common Stock for issuance.

     The proposed reverse stock split would become effective on the date (the "Effective Date") of the filing of an amendment to the Company's Articles of Incorporation. Commencing on the Effective Date, each currently outstanding certificate will be deemed for all corporate purposes to evidence ownership of the reduced number of shares resulting from the proposed reverse stock split. New stock certificates reflecting the number of shares resulting from the stock split will be issued only as currently outstanding certificates are transferred or upon request.

     The Company will not issue fractional shares upon consummation of the reverse stock split. Instead, the Company will, within 30 days following the consummation of the reverse stock split, send to each shareholder otherwise entitled to receive a fractional share as of the record date of the stock split, an amount in cash equal to the value of such fractional share, based on the then current market price of the Common Stock following the reverse stock split, as determined by the Board of Directors.


Reason for the Reverse Stock Split

     The Company believes, after consultation with Commonwealth, that the proposed reverse stock split is necessary to enable the Common Stock to trade at an appropriate price per share for, among other reasons, NASDAQ or exchange listing application purposes. However, there is no assurance that the reverse stock split will be followed by a proportionate increase in the price per share of the Common Stock, either in the short-term or long-term.

Vote Required

     The approval of a majority of the outstanding shares of the Company's Common Stock and Series C Preferred Stock, voting together as a class, is required to effect the reverse stock split. Each share of Series C Preferred Stock is entitled to 6.667 votes. Proxies solicited by the Board will be voted in favor of the adoption of Proposal 5 to effect the reverse stock split unless otherwise indicated.

     The Board of Directors recommends a vote FOR the approval of the authorization of the Board of Directors to file an amendment to the Company's Articles of Incorporation to effectuate the reverse stock split, which is designated as Proposal 5 on the enclosed Proxy card.


PROPOSAL 6: RATIFICATION OF INDEPENDENT ACCOUNTANTS

     M.R. Weiser & Co. LLP has served as the Company's independent accountants since August 5, 1999.

     The Board of Directors of the Company has appointed M.R. Weiser & Co. LLP ("M.R. Weiser") as independent accountants for the fiscal year ended June 30, 2000 and to render other professional services as required.

     The appointment of M.R. Weiser is being submitted to shareholders for ratification.

     Representatives of M.R. Weiser will be present at the Annual Meeting, where they will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.


Change in Certifying Accountant

     On August 5, 1999, the Company dismissed PricewaterhouseCoopers LLP ("PWC") as its independent accountants. The reports of PWC on the Company's financial statements for the two fiscal years ending June 30, 1998 and 1997 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports of PWC included a reference to a substantial doubt about the Company's ability to continue as a going concern. In connection with its audits for the two most recent fiscal years and through August 5, 1999, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC would have caused them to make reference thereto in their report on the financial statements for such years.

     The Company requested that PWC furnish it with a letter addressed to the SEC stating whether or not it agreed with the above statements. PWC furnished the Company with such a letter, dated August 20, 1999, a copy of which was filed by the Company as Exhibit 16 to a Current Report on Form 8-K/A filed by the Company as of August 20, 1999.

     The Company engaged M.R. Weiser, as its new independent accountants as of August 5, 1999. In connection with its audits for the fiscal year ended June 30, 1999, there have not been any disagreements with M.R. Weiser on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of M.R. Weiser would have caused them to make reference thereto in their report on the financial statements for such year.

     The Board recommended and approved the decision to change independent accountants.


Vote Required


     The approval of a majority of the shares present in person or represented by Proxy, assuming a quorum at the Annual Meeting, is required for ratification of the appointment of independent auditors and public accountants. Common Stock and Series C Preferred Stock vote as a single class on this Proposal. Each share of Series C Preferred Stock is entitled to 6.667 votes.

     The Board of Directors recommends a vote FOR the ratification of M. R. Weiser & Co. LLP as independent auditors and public accountants of the Company, which is designated as Proposal 6 on the enclosed Proxy card.

                  DEADLINE FOR SHAREHOLDER PROPOSALS FOR 2001

     Shareholder proposals intended to be considered for inclusion in the Proxy Statement for presentation at the Company's 2001 Annual Meeting of Shareholders must be received at the Company's offices at 805 Third Avenue, 8th Floor, New York, New York 10022, no later than April 6, 2001, for inclusion in the Company's Proxy statement and form of Proxy relating to such meeting. All proposals must comply with applicable SEC rules and regulations. If the Company elects to move the date of the 2000 Annual Meeting more than 30 days from the date of the 1999 Annual Meeting, such proposals must be received by a reasonable time prior to such meeting.


                                 OTHER MATTERS

     The Board is not aware of any other matter other than those set forth in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named as proxies intend to vote the shares they represent in accordance with their best judgment in the interest of the Company.


                 DOCUMENTS INCLUDED WITH THIS PROXY STATEMENT

     THE COMPANY IS PROVIDING HEREWITH, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 1999, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. ALSO INCLUDED HEREWITH, IS A COPY OF THE COMPANY'S QUARTERLY REPORT ON FORM 10-QSB FOR THE QUARTERS ENDED SEPTEMBER 30, 1999, DECEMBER 31, 1999 AND MARCH 31, 2000. THESE REPORTS WILL BE PROVIDED WITHOUT EXHIBITS; HOWEVER, ANY PERSON WISHING TO RECEIVE A COPY OF ANY EXHIBIT MAY DO SO UPON WRITTEN REQUEST AND PAYMENT OF REASONABLE COPYING CHARGES. IF ANY PERSON RECEIVES THIS PROXY WITHOUT THE FOREGOING DOCUMENTS, THE COMPANY UNDERTAKES TO PROVIDE, WITHOUT CHARGE, UPON A WRITTEN OR ORAL REQUEST OF SUCH PERSON AND BY FIRST CLASS MAIL OR OTHER EQUALLY PROMPT MEANS WITHIN ONE BUSINESS DAY OF RECEIPT OF SUCH REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED JUNE 30, 1999, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH AND A COPY OF THE COMPANY'S QUARTERLY REPORT ON FORM 10-QSB FOR THE QUARTERS ENDED SEPTEMBER 30, 1999, DECEMBER 31, 1999 AND MARCH 31, 2000. WRITTEN REQUESTS FOR SUCH REPORTS SHOULD BE ADDRESSED TO THE OFFICE OF THE SECRETARY, U.S. WIRELESS DATA, INC., AND THE COMPANY'S TELEPHONE NUMBER AT SUCH OFFICE IS (212) 750-7766.

                                    ANNEX A

                 PROPOSED AMENDMENT TO SECTION (A) OF ARTICLE
               FOURTH OF THE COMPANY'S ARTICLES OF INCORPORATION

(Amends Section (A) of Article Fourth by replacing it in its entirety with the following section)

       "A. The aggregate number of shares which the Corporation shall have authority to issue is two hundred twenty-five million (225,000,000) shares, consisting of two hundred million (200,000,000) shares of common stock without par value per share (the "Common Stock") and twenty-five million (25,000,000) shares of preferred stock without par value per share (the "Preferred Stock").

                                     ANNEX B

                          AGREEMENT AND PLAN OF MERGER

                                       OF

                            U.S. WIRELESS DATA, INC.

                            (A Colorado corporation)

                                      INTO

                            U.S. WIRELESS DATA, INC.

                            (A Delaware corporation)

     FIRST: U.S. Wireless Data, Inc., a corporation organized under the laws of the State of Colorado (the "Merging Corporation"), shall merge with and into its wholly-owned subsidiary, U.S. Wireless Data, Inc., a corporation organized under the laws of the State of Delaware (the "Surviving Corporation"), and the Surviving Corporation shall assume the liabilities and obligations of the Merging Corporation.

     SECOND: The presently issued and outstanding shares of capital stock of the Merging Corporation shall be converted on a one-for-one basis into shares of the capital stock, of the same class and series of the Surviving Corporation. [If the reverse stock split is to be consummated upon the Reincorporation, change to "one-for-four basis".]

     THIRD: The presently issued and outstanding shares of the common stock, $0.01 par value, of the Surviving Corporation, issued to the Merging Corporation, shall be cancelled.

     FOURTH: The authorized capital of the Surviving Corporation shall remain unchanged following the merger.

     FIFTH: The Certificate of Incorporation of the Surviving Corporation, shall remain the Certificate of Incorporation of the Surviving Corporation.

     SIXTH: The by-laws of the Surviving Corporation shall remain the by-laws of the Surviving Corporation.

     SEVENTH: The directors and officers of the Surviving Corporation shall remain the directors and officers of the Surviving Corporation and shall serve until their successors are elected and have qualified.

     EIGHTH: The officers of each corporation party to the merger shall be and hereby are authorized to do all acts and things necessary and proper to effect the merger.

     IN WITNESS WHEREOF, the undersigned have executed and delivered this Plan of Merger as of the _______ day of _______________, 2000.



                                       U.S. WIRELESS DATA, INC. (a Colorado corporation)


                                       By:
                                           -------------------------------------
                                           Dean M. Leavitt
                                           Chairman and Chief Executive Officer
Attest:




By:
   -------------------------------

                                       U.S. WIRELESS DATA, INC. (a Delaware corporation)


                                       By:
                                          -------------------------------------
                                          Dean M. Leavitt
                                          Chairman and Chief Executive Officer
Attest:


By:
   -------------------------------


                                    ANNEX C

                          CERTIFICATE OF INCORPORATION

                                       OF

                            U.S. WIRELESS DATA, INC.

                            under Section 102 of the

                        Delaware General Corporation Law

                         CERTIFICATE OF INCORPORATION
                                      OF
                           U.S. WIRELESS DATA, INC.


     The undersigned, a natural person at least eighteen years of age, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware (the "DGCL"), does hereby certify as follows:


                                 ARTICLE FIRST


   The name of the corporation is US Wireless Data, Inc.


                                ARTICLE SECOND


     The address, including street, number, city and county of the Corporation's initial registered office in the State of Delaware is 9 East Loockerman Street, in the City of Dover, County of Kent, Delaware 19901 and the name of the initial registered agent therein and in charge thereof, upon whom process against the Corporation may be served is National Registered Agents, Inc.


                                 ARTICLE THIRD


     The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the DGCL.


                                ARTICLE FOURTH


     The aggregate number of shares which the Corporation shall have authority to issue is 225,000,000 shares of which 200,000,000 shares, par value of $.01 per share, shall be designated "Common Stock" and 25,000,000 shares, par value of $.01 per share, shall be designated "Preferred Stock."

     Authority is hereby expressly granted to the Board of Directors of the Corporation (or a committee thereof designated by the Board of Directors pursuant to the by-laws of the Corporation, as amended from time to time (the "By-Laws")) to issue the Preferred Stock from time to time as Preferred Stock of any series and to declare and pay dividends thereon in accordance with the terms thereof and, in connection with the creation of each such series, to fix by the resolution or resolutions providing for the issue of shares thereof, the number of shares of such series, and the designations, powers, preferences, and rights (including voting rights), and the qualifications, limitations, and restrictions of such series, to the fullest extent now or hereafter permitted by the laws of the State of Delaware.

     Of the Preferred Stock, Eight Million Four Hundred Fifty Thousand (8,450,000) shares are hereby designated as Series C Convertible Preferred Stock (hereinafter referred to as the "Series C Preferred Stock"). The Series C Preferred Stock shall have the following designations, preferences and other rights:


1. Voting Rights.


     1.1 Except as otherwise provided below or as required by law, the holders of Series C Preferred Stock will be entitled to notice of any meeting of shareholders of the Corporation or any action to be taken by shareholders without a meeting, and shall be entitled to one vote per share of Common Stock issuable upon conversion of the Series C Preferred Stock as of the record date for any such vote on all matters submitted to a vote of stockholders of the Company, and the holders of Series C Preferred Stock will vote as a single class with the holders of Common Stock on all matters, except as otherwise required under applicable law.

     1.2 Except as otherwise required by law or provided by the Articles of Incorporation, a majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum at a meeting of shareholders; provided, that, for action upon any matter as to which holders of shares are entitled to vote as a class, a majority of the shares of such class, represented in person or by proxy, will constitute a quorum.

     1.3 The holders of the Series C Preferred Stock will be entitled, voting as a separate class, to elect two directors and the holders of Common Stock will be entitled to elect the balance of the directors.

     1.4 Any director elected solely by the holders of the Series C Preferred Stock or of the Common Stock, as the case may be, may be removed, either with or without cause, by, and only by, the affirmative vote of the holders of a majority of a quorum of the shares of the Series C Preferred Stock or a majority of a quorum of the shares of the Common Stock, as the case may be, either at a special meeting of such shareholders duly called for that purpose or pursuant to a written consent of shareholders, and any vacancy thereby created or otherwise resulting may be filled by, and only by, the holders of the Series C Preferred Stock or the Common Stock, as the case may be.

2. Dividends. If any dividend is declared on the Common Stock, the holders of the Series C Preferred Stock will be entitled to receive dividends pari passu out of legally available funds as if each such share of Series C Preferred Stock had been converted to Common Stock. No dividend shall be paid on the Common Stock at a rate greater than the rate at which dividends are paid on the Series C Preferred Stock (based on the number of shares of Common Stock into which the Series C Preferred Stock is convertible on the date the dividend is declared). Dividends on the Series C Preferred Stock will be noncumulative.


3. Liquidation Preference.

     3.1 In the event of the liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of the Series C Preferred Stock will be entitled to receive out of the assets of the Corporation, for each share of Series C Preferred Stock then held by them, first, prior and in preference to any distribution to the holders of the Common Stock or any subsequently issued series of preferred stock, an amount equal to $10.00 per share plus any accrued and unpaid dividends ("Liquidation Value," as appropriately adjusted for stock splits and combinations). If upon the occurrence of such event, the assets and funds available for distribution among the holders of the Preferred Stock are insufficient to permit the payment to such holders of the full preferential amount provided above, then the entire assets and funds of the Corporation legally available for distribution to the holders of Series C Preferred Stock will be distributed ratably among the holders of Series C Preferred Stock in proportion to the shares of the Series C Preferred Stock held by each such holder weighted by the respective Liquidation Value. After payment has been made to the holders of the Series C Preferred Stock of the full amounts to which they will be entitled as aforesaid, any remaining assets will be distributed to the holders of the Corporation's other equity securities.

     3.2 A liquidation, dissolution or winding up for the purposes of this
Section 3 includes a (i) merger or consolidation of the Corporation with or into any other corporation or corporations where the shareholders of the Corporation immediately prior to such event do not retain more than a 50% voting power and interest in the successor entity and (ii) sale of all or substantially all of the assets of the Corporation (collectively, a "Merger or Sale").

     3.3 No later than 20 days before the consummation of any Merger or Sale, the Corporation shall deliver a notice to each holder of Series C Preferred Stock setting forth the principal terms of such Merger or Sale. Such notice shall include a description of the amounts that would be paid to holders of Series C Preferred Stock under this Section 3 and of the consideration that such holders would receive if they exercised their rights under Section 4 to have shares of Series C Preferred Stock converted into Common Stock.

     3.4 No later than ten days after delivery of the notice, each holder of Series C Preferred Stock may deliver an election to the Corporation notifying the Corporation that the holder desires that such holder's shares of Series C Preferred Stock be converted into shares of Common Stock and, if no such notice is delivered, such holder shall receive such amounts as are provided for under this Section 3.

     3.5 Each holder of an outstanding share of Series C Preferred Stock shall be deemed to have consented to distributions made by the Corporation in connection with the repurchase at cost (or such other price as may be agreed to by the Corporation's Board of Directors) of shares of Common Stock issued to or held by officers, directors or employees of, or consultants to, the Corporation or its subsidiaries upon termination of their employment or services pursuant to agreements (whether now existing or hereafter entered into) providing for the right of said repurchase between the Corporation and such persons.

4. Conversion Rights.


     4.1 Right to Convert. Notwithstanding any other term or provision contained herein, no shares of Series C Preferred Stock shall become convertible into Common Stock under any circumstances until the shareholders of the Corporation shall have approved an amendment to the Corporation's Articles of Incorporation increasing the number of authorized shares of Common Stock to a number that is sufficient (given all other Common Stock share reservations) to allow for due and proper reservation of a sufficient number of shares of Common Stock to allow for the conversion of the Series C Preferred Stock.

       (a) Optional Conversion. Each share of Series C Preferred Stock will be convertible, at the option of the holder thereof, at the office of the Corporation or any transfer agent for the Series C Preferred Stock, into a number of shares of Common Stock as determined in accordance with Section
    4.3 hereof.

       (b) Automatic Conversion of Series C Preferred Stock. Each share of Series C Preferred Stock will automatically convert into a number of shares of Common Stock as determined in accordance with Section 4.3 hereof:

          (i) immediately upon the closing of the sale pursuant to a registration statement under the Securities Act of 1933, as amended, for a public offering (other than a registration on Form S-8, Form S-4 or comparable forms) of the Corporation's securities which results in gross proceeds to the Corporation of not less than $30,000,000; or


          (ii) commencing three months after the Initial Closing of the Series C Preferred Stock, if the average closing bid price of the Common Stock exceeds 300% of the Conversion Price for 20 consecutive trading days.


      4.2 Mechanics of Conversion. Upon conversion, the holder of Series C Preferred Stock will surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series C Preferred Stock, and such holder will give written notice to the Corporation stating the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued; provided, however, that the Corporation shall not be required to issue the shares of Common Stock in a name other than that of the holder of the Series C Preferred Stock being converted unless it can do so in conformance with applicable laws. The Corporation, as soon as practicable thereafter, will issue and deliver at such office to such holder of Series C Preferred Stock or to such holder's nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which such holder will be entitled as aforesaid. Any conversion will be deemed to have been made immediately prior to the close of business on the date of the event of conversion, in the event of automatic conversion hereunder, or, in the event of voluntary conversion, immediately prior to the close of business on the date when the Corporation receives a holder's certificate or certificates for Series C Preferred Stock and any other documents or instruments required hereunder or by applicable law, and the person or persons entitled to receive the shares of Common Stock issuable upon conversion will be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.


     4.3 Conversion Rate. Each share of Series C Preferred Stock will be convertible into the number of shares of Common Stock determined by dividing
(i) the Liquidation Value of the Series C Preferred Stock by (ii) $1.50 (as such conversion price may be adjusted, the "Conversion Price").


     4.4 Adjustment for Reorganization, Reclassification, Consolidation, Merger or Sale. If any capital reorganization or reclassification of the Corporation, or any consolidation or merger of the Corporation with another person, or the sale, transfer or lease of all or substantially all of its assets to another person shall be effected in such a way that holders of shares of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for their shares, then provision shall be made, in accordance with this Section 4.4, whereby the holder of Series C Preferred Stock shall thereafter have the right to purchase and receive such securities or assets as would have been issued and payable with respect to or in exchange for the aggregate shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby if conversion of the Series C Preferred Stock had occurred immediately prior to such reorganization, reclassification, consolidation, merger or sale. The Corporation will not effect any such consolidation, merger, sale, transfer or lease unless prior to the consummation thereof the successor entity (if other than the

Corporation) resulting from such consolidation or merger or the entity purchasing or leasing such assets shall assume by written instrument the obligation to deliver to such holder of Series C Preferred Stock such securities or assets as, in accordance with the foregoing provisions, such holder of Series C Preferred Stock may be entitled to purchase. The provisions of this Section 4.4 shall similarly apply to successive consolidations, mergers, exchanges, sales, transfers or leases.

     4.5 Adjustment for Stock Dividends and Securities Distributions. If, at any time or from time to time after March 10, 2000, the Corporation shall distribute to the holders of shares of Common Stock (i) securities, (ii) property, other than cash, or (iii) cash, without fair payment therefor, then, and in each such case, the holder of Series C Preferred Stock, upon the conversion of Series C Preferred Stock, shall be entitled to receive such securities, property and cash which the holder of Series C Preferred Stock would hold on the date of such conversion if, on the date thereof, the holder of Series C Preferred Stock had been the holder of record of the shares of Common Stock issued upon such conversion and, during the period from March 10, 2000 to and including the date of such conversion, had retained such shares of Common Stock and the securities, property and cash receivable by the holder of Series C Preferred Stock during such period, subject, however, to the holder of Series C Preferred Stock agreeing to any conditions to such distribution as were required of all other holders of shares of Common Stock in connection with such distribution. If the securities to be distributed by the Corporation involve rights, warrants, options or any other form of convertible securities and the right to exercise or convert such securities would expire in accordance with its terms prior to the conversion of the Series C Preferred Stock, then the terms of such securities shall provide that such exercise or convertibility right shall remain in effect until thirty (30) days after the date the holder of Series C Preferred Stock receives such securities pursuant to the exercise hereof.

     4.6 Other Adjustments. In addition to those adjustments set forth in Sections 4.4 and 4.5, but without duplication of the adjustments to be made under such Sections, if the Company:

       (a) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

       (b) subdivides its outstanding shares of Common Stock into a greater number of shares;

       (c) combines its outstanding shares of Common Stock into a smaller number of shares;

       (d) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; and/or

       (e) issues, by reclassification of its Common Stock, any shares of its capital stock;

then the number and kind of shares of Common Stock issued upon conversion of the Series C Preferred Stock shall be adjusted so that the holder of Series C Preferred Stock upon conversion shall be entitled to receive the kind and number of shares of Common Stock or other securities of the Corporation that the holder of Series C Preferred Stock would have owned or have been entitled to receive after the happening of any of the events described above had the Series C Preferred Stock been converted immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this Section 4.6 shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or issuance. If, as a result of an adjustment made pursuant to this Section 4.6, the holder of Series C Preferred Stock thereafter surrendered for conversion shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and any other class of capital stock of the Corporation, the Board of Directors (whose determination shall be conclusive and shall be described in a written notice to all holders of Series C Preferred Stock promptly after such adjustment) shall determine the allocation of the adjusted Conversion Price between or among shares of such classes of capital stock or shares of Common Stock and such other class of capital stock. The adjustment to the number of shares of Common Stock issuable upon the conversion of Series C Preferred Stock described in this Section 4.6 shall be made each time any event listed in paragraphs (a) through (e) of this Section 4.6 occurs.

     Simultaneously with all adjustments to the number and/or kind of securities, property and cash to be issued in connection with the conversion of the Series C Preferred Stock, the Conversion Price will also be appropriately and proportionately adjusted.

     4.7 Adjustment for Sale of Shares. In the event the Corporation at any time issues additional Common Stock, preferred stock, options, warrants or convertible securities after the Original Issue Date, other than securities currently outstanding as of March 10, 2000 or issued upon the conversion or exercise of any securities outstanding as of March 10, 2000, at a purchase price less than the then applicable Conversion Price for the Series C Preferred Stock, then and in each such case, the Conversion Price for the Series C Preferred Stock will be automatically reduced to such lower purchase price and the number of shares issuable upon conversion of the Preferred Shares shall be increased proportionately; provided, however, that no adjustment to the Conversion Price or the number of shares shall be made pursuant to this Section
4.7 in the event (i) the Company grants options to employees, consultants, officers or directors of the Company pursuant to contracts or plans approved by the Board of Directors of the Company, (ii) of the issuance of securities to a "strategic partner" as determined by the Board of Directors of the Company,
(iii) of the issuance of securities pursuant to a strategic acquisition as determined by the Board of Directors or (iv) of the issuance of up to an aggregate of 100,000 shares (as appropriately adjusted for stock splits, stock dividends and similar adjustments after the date hereof) of Common Stock (or convertible preferred stock, options, warrants or other securities convertible into or exercisable for Common Stock) at a purchase price less than the Conversion Price and not otherwise excepted pursuant to (i), (ii) or (iii) above.


       (a) For the purpose of making any adjustment in the Conversion Price as provided in this Section 4.7, the consideration received by the Corporation for any issue or sale of Common Stock will be computed:


          (i) to the extent it consists of cash, as the amount of cash received by the Corporation before deduction of any offering expenses payable by the Corporation and any underwriting or similar commissions, compensation, or concessions paid or allowed by the Corporation in connection with such issue or sale;


          (ii) to the extent it consists of property other than cash, at the fair market value of that property as determined in good faith by the Corporation's Board of Directors; and


          (iii) if Common Stock is issued or sold together with other stock or securities or other assets of the Corporation for a consideration which covers both, as the portion of the consideration so received that may be reasonably determined in good faith by the Corporation's Board of Directors to be allocable to such Common Stock.


       (b) If the Corporation (i) grants or sells any rights or options to subscribe for, purchase, or otherwise acquire shares of Common Stock, or
    (ii) issues or sells any security convertible into shares of Common Stock, then, in each case, the price per share of Common Stock issuable on the exercise of the rights or options or the conversion of the securities will be determined by dividing (x) the total amount, if any, received or receivable by the Corporation as consideration for the granting or sale of the rights or options or the issue or sale of the convertible securities, plus the minimum aggregate amount of additional consideration payable to the Corporation on exercise or conversion of the securities, by (y) the maximum number of shares of Common Stock issuable on the exercise of conversion. Such granting or issue or sale will be considered to be an issue or sale for cash of the maximum number of shares of Common Stock issuable on exercise or conversion at the price per share determined under this Section 4.7, and the Conversion Price for the Series C Preferred Stock will be adjusted as above provided to reflect (on the basis of that determination) the issue or sale. No further adjustment of the Conversion Price for the Series C Preferred Stock will be made as a result of the actual issuance of shares of Common Stock on the exercise of any such rights or options or the conversion of any such convertible securities.


       (c) Upon the redemption or repurchase of any such securities or the expiration or termination of the right to convert into, exchange for, or exercise with respect to, Common Stock, the Conversion Price for the Series C Preferred Stock will be readjusted to such price as would have been obtained had the adjustment made upon their issuance been made upon the basis of the issuance of only the number of such securities as were actually converted into, exchanged for, or exercised with respect to, Common Stock. If the purchase price or conversion or exchange rate provided for in any such security changes at any time, then, upon such change becoming effective, the Conversion Price for the Series C Preferred Stock then in effect will be readjusted to such price as would have been obtained had the adjustment made upon the issuance of such securities been made upon the basis of (i) the issuance of only the number of shares of Common Stock theretofore actually delivered upon the conversion, exchange or exercise of such securities, and the total consideration received therefor, and (ii) the granting or issuance, at the time of such change, of any such securities then still outstanding for the consideration, if any, received by the Company therefor and to be received on the basis of such changed price or rate.

     4.8 Other Action Affecting Shares. If the Corporation takes any action affecting its share of Common Stock after March 10, 2000, that would be covered in Sections 4.4, 4.5 or 4.6 but for the manner in which such action is taken or structured, other than an action described in Sections 4.4, 4.5 or 4.6, which would in any way diminish the value of the Series C Preferred Stock, then the Conversion Price shall be adjusted in such manner as the Board of Directors of the Corporation shall in good faith determine to be equitable under the circumstances.

     4.9 Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Rate pursuant to this Section 6, the Corporation at its expense promptly will compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series C Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation, upon the written request at any time of any holder of Series C Preferred Stock, will furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Rate for the Series C Preferred Stock at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series C Preferred Stock held by such holder.

     4.10 Fractional Shares Upon Conversion. No fractional shares of Common Stock will be issued upon conversion of Series C Preferred Stock. If the conversion would result in any fractional share, the Corporation shall, in lieu of issuing any fractional share, pay the holder an amount in cash equal to such fraction of the then effective Conversion Price as promptly as funds legally are available therefor.

5. Modifications and Waivers. The terms of the Series C Preferred Stock may be amended, modified or waived by agreement of the Corporation, Commonwealth Associates, L.P. ("Commonwealth") and a committee to be designated by Commonwealth whose members hold in the aggregate not less than 20% of the outstanding Series C Preferred Stock (the "Committee"); provided, however, that no such amendment, modification or waiver which would decrease the number of shares of Common Stock issuable upon the Conversion of the Series C Preferred Stock, or increase the Conversion Price therefor (other than as a result of the waiver or modification of any anti-dilution provisions) may be made without the approval of the holders of at least 50% of the outstanding Series C Preferred Stock.

6. Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation will mail to each holder of Series C Preferred Stock at least ten days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or rights, and the amount and character of such dividend, distribution or right, but failure to give such notice shall not affect the validity of the action taken as to which the notice should have been given.

7. Reservation of Stock Issuable Upon Conversion. From and after the date the Company's shareholders approve the amendment to its Articles of Incorporation increasing the number of authorized shares of Common Stock, the Corporation at all times will reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of Series C Preferred Stock such number of its shares of Common Stock as from time to time will be sufficient to effect the conversion of all then outstanding shares of Series C Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock is not sufficient to effect the conversion of all then outstanding shares of Series C Preferred Stock, in addition to such other remedies as may be available to the holders of Series C Preferred Stock for such failure, the Corporation will take such corporate action as, in the opinion of its counsel, may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as will be sufficient for such purpose.

8. Notices. Any notices required by this Certificate to be given to the holders of shareholders or the Corporation must be in writing and will be deemed given upon personal delivery, one day after deposit with a reputable overnight courier service for overnight delivery or after transmission by facsimile telecopier with confirmation of successful transmission, or five days after deposit in the United States mail, by registered or certified mail postage prepaid, or upon actual receipt if given by any other method, addressed to each holder of such record at his address appearing on the books of the Corporation.


9. Covenants. In addition to any other rights provided by law, so long as any shares of Series C Preferred Stock are outstanding, the Corporation, without first obtaining the written consent of Commonwealth and the Committee as set forth in Section 5 above, will not:

       (a) increase the authorized number of shares of Preferred Stock; or

       (b) authorize or issue shares of any class or series of stock having any preference or priority senior to the Series C Preferred Stock as to dividends, rights on liquidation or redemption.


                                 ARTICLE FIFTH


     The name and mailing address of the incorporator are Dom F. Atteritano, Squadron, Ellenoff, Plesent & Sheinfeld, LLP, 551 Fifth Avenue, New York, New York 10176. The powers of the incorporator are to terminate upon the filing of this Certificate of Incorporation.


                                 ARTICLE SIXTH


   Election of directors need not be by written ballot.


                                ARTICLE SEVENTH


     The Board of Directors is authorized to adopt, amend, or repeal By-Laws of the Corporation except as and to the extent provided in the By-Laws. Any By-Law made by the Board of Directors under the powers conferred hereby may be amended or repealed by the Board of Directors or the stockholders in the manner provided in the By-Laws.


                                ARTICLE EIGHTH


     Any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (whether or not by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, incorporator, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, incorporator, employee, partner, trustee, or agent of another corporation, partnership, joint venture, trust, or other enterprise (including an employee benefit plan), shall be entitled to be indemnified by the Corporation to the full extent then permitted by law against expenses (including counsel fees) and disbursements, judgments, fines (including excise taxes assessed on a person with respect to an employee benefit plan), and amounts paid in settlement incurred by him in connection with such action, suit, or proceeding. Such right of indemnification shall inure whether or not the claim asserted is based on matters which antedate the adoption of this Article EIGHTH. Such right of indemnification shall continue as to a person who has ceased to be a director, officer, incorporator, employee, partner, trustee, or agent and shall inure to the benefit of the heirs and personal representatives of such a person. The indemnification provided by this Article EIGHTH shall not be deemed exclusive of any other rights which may be provided now or in the future under any provision currently in effect or hereafter adopted of the By-Laws by any agreement, by vote of stockholders, by resolution of disinterested directors, by provision of law, or otherwise.


                                 ARTICLE NINTH


     No director of the Corporation shall be liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision does not eliminate the liability of the director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of Title 8 of the Delaware Code, or (iv) for any transaction from which the director derived an improper personal benefit. For purposes of the prior sentence, the term "damages" shall, to the extent permitted by law, include, without limitation, any judgment, fine, amount paid in settlement, penalty, punitive damages, excise or other tax assessed with respect to an employee benefit plan, or expense of any nature (including, without limitation, counsel fees and disbursements). Each person who serves as a director of the Corporation while this Article NINTH is in effect shall be deemed to be doing so in reliance on the provisions of this Article NINTH, and neither the amendment or repeal of this Article NINTH, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article NINTH, shall apply to or have any effect on the liability or alleged liability of any director or the Corporation for, arising out of, based upon, or in connection with any acts or omissions of such director occurring prior to such amendment, repeal, or adoption of an inconsistent provision. The provisions of this Article NINTH are cumulative and shall be in addition to and independent of any and all other limitations on or eliminations of the liabilities of directors of the Corporation, as such, whether such limitations or eliminations arise under or are created by any law, rule, regulation, by-law, agreement, vote of stockholders or disinterested directors, or otherwise.


                                 ARTICLE TENTH

     Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

     IN WITNESS WHEREOF, I, being the sole incorporator hereinbefore named, hereby sign this Certificate of Incorporation pursuant to the General Corporation Law of the State of Delaware as of this 3rd of August, 2000.



                                      ----------------------------------------
                                      Ralph A. Blessey,
                                      Sole Incorporator

                                    ANNEX D
                                    BY-LAWS
                                      of
                           U.S. WIRELESS DATA, INC.

                            As adopted ______, 2000

                           U.S. WIRELESS DATA, INC.
                            A Delaware Corporation
                                    BY-LAWS

                             ---------------------
                                   ARTICLE I
                                 STOCKHOLDERS


     Section 1.1 Annual Meeting.

     An annual meeting of stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held on such date, which date shall be within thirteen (13) months of the last annual meeting of stockholders, and at such time as shall be designated from time to time by the Board of Directors or the President, either within or without the State of Delaware, as may be specified by the Board of Directors.

     Section 1.2 Special Meetings; Notice.

     Special meetings of stockholders, other than those required by statute, for any purpose or purposes may be held at any time upon call of the Chairman of the Board, if any, the President, the Secretary, or a majority of the Board of Directors, at such time and place either within or without the State of Delaware as may be stated in the notice. A special meeting of stockholders shall be called by the President or the Secretary upon the written request, stating time, place, and the purpose or purposes of the meeting, of stockholders who together own of record 25% of the outstanding stock of all classes entitled to vote at such meeting. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. The Board of Directors may postpone or reschedule any previously scheduled special meeting.

     Section 1.3 Notice of Meetings.

     Written notice of stockholders meetings, stating the place, date, and hour thereof, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given by the Chairman of the Board, if any, the Chief Executive Office, if any, the President, or any Vice President, the Secretary, or an Assistant Secretary, to each stockholder entitled to vote thereat at least ten days but not more than sixty days before the date of the meeting, unless a different period is prescribed by law.

     Section 1.4 Quorum.

     Except as otherwise provided by law or in the Certificate of Incorporation or these By-Laws, at any meeting of stockholders, the holders of a majority of the outstanding shares of each class of stock entitled to vote at the meeting shall be present or represented by proxy in order to constitute a quorum for the transaction of any business. In the absence of a quorum, a majority in interest of the stockholders present or the chairman of the meeting may adjourn the meeting from time to time in the manner provided in Section 1.5 of these By-Laws until a quorum shall attend.

     Section 1.5 Adjournment.

     Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     Section 1.6 Organization.

     The Chairman of the Board, if any, or in his absence, the Chief Executive Officer, if any, or in the absence of both such persons, the President, or in the absence of all such persons, any Vice President, shall call to order meetings of stockholders and shall act as chairman of such meetings. The Board of Directors or, if the Board fails to act, the stockholders may appoint any stockholder, director, or officer of the Corporation to act as chairman of any meeting in the absence of the Chairman of the Board, the Chief Executive Officer, the President, and all Vice Presidents. The Secretary of the Corporation shall act as secretary of all meetings of stockholders, but, in the absence of the Secretary, the chairman of the meeting may appoint any other person to act as secretary of the meeting.

     Section 1.7 Voting.

     Except as otherwise provided by law or in the Certificate of Incorporation or these By-Laws and except for the election of directors, at any meeting duly called and held at which a quorum is present, a majority of the votes cast at such meeting for and against a given question by the holders of outstanding shares of stock of all classes of stock of the Corporation entitled to vote thereon who are present in person or by proxy shall decide such question. At any meeting duly called and held for the election of directors at which a quorum is present, those directors receiving a plurality of the votes cast by the holders (acting as such) of shares of any class or series entitled to elect directors as a class shall be elected.

     Section 1.8 Inspectors of Elections.

     The Corporation may, and to the extent required by law, shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability. Every vote taken by ballots shall be counted by a duly appointed inspector or inspectors.

     Section 1.9 Action Without a Meeting.

     Unless otherwise prohibited by law or the Certificate of Incorporation, the stockholders may take any action required or permitted to be taken by them without a meeting if a consent or consents in writing, setting forth the action so taken, shall be signed by stockholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all members having a right to vote thereon were present and voted.


                                  ARTICLE II
                              BOARD OF DIRECTORS


     Section 2.1 Number and Term of Office.

     The business, property, and affairs of the Corporation shall be managed by or under the direction of the board of directors. The exact number of directors shall be established by the Board of Directors by resolution adopted by vote of a majority of the then authorized numbers of directors, may increase or decrease the number of directors. The directors will be elected by the holders of shares entitled to vote thereon at the annual meeting of stockholders, and each shall serve (subject to the provisions of Article IV) until the next succeeding annual meeting of stockholders and until his respective successor is elected and qualified.

     Section 2.2 Chairman of the Board.

     The directors may elect one of their members to be Chairman of the Board of Directors. The Chairman shall be subject to the control of and may be removed by the Board of Directors. He shall perform such duties as may from time to time be assigned to him by the Board.

     Section 2.3 Meetings of the Board of Directors.

     Regular meetings of the Board of Directors may be held without notice at such time and place as shall from time to time be determined by the Board. Special meetings of the Board of Directors shall be held at such time and place as shall be designated in the notice of the meeting whenever called by the Chairman of the Board, if any, the Chief Executive Officer, if any, the President, or by a majority of the directors then in office.

     Section 2.4 Notice of Special Meetings.

     The Secretary, or, in the absence thereof, any other officer of the Corporation, shall give each director notice of the time and place of holding of special meetings of the Board of Directors by mail at least five days before the meeting, or by telex, telecopy, telegraph, cable or overnight courier at least three days before the meeting. Unless otherwise stated in the notice thereof, any and all business may be transacted at any meeting without specification of such business in the notice.

     Section 2.5 Quorum and Organization of Meetings.

     A majority of the total number of members of the Board of Directors as constituted from time to time shall constitute a quorum for the transaction of business, but, if at any meeting of the Board of Directors (whether or not adjourned from a previous meeting) there shall be less than a quorum present, a majority of those present may adjourn the meeting to another time and place, and the meeting may be held as adjourned without further notice or waiver. Except as otherwise provided by law or in the Certificate of Incorporation or these By-Laws, a majority of the directors present at any meeting at which a quorum is present may decide any question brought before such meeting. Meetings shall be presided over by the Chairman of the Board, if any, or in his absence, the Chief Executive Officer, if any, or in the absence of both such persons, by the President, or in the absence of all such persons by such other person as the directors may select. The Secretary of the Corporation shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

     Section 2.6 Committees.

     The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the power and authority of the Board of Directors in the management of the business, property, and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have power or authority which is prohibited to such committee by the General Corporation Law of the State of Delaware. Each committee which may be established by the Board of Directors pursuant to these By-Laws may fix its own rules and procedures. Notice of meetings of committees, other than of regular meetings provided for by the rules, shall be given to committee members. All action taken by committees shall be recorded in minutes of the meetings.

     Section 2.7 Action Without Meeting.

     The Board of Directors or any committee designated by the Board may take any action required or permitted to be taken by them without a meeting if all of the members of the Board of Directors or any such committee, as the case may be, consent thereto in writing, and the writing or writings are filed within the minutes of proceedings of the Board of Directors, or such committee, unless otherwise prohibited by law or the Certificate of Incorporation.

     Section 2.8 Participation in Meetings by Telephone Conference.

     Nothing contained in these By-Laws shall be deemed to restrict the power of members of the Board of Directors, or any committee designated by the Board, to participate in a meeting of the Board, or committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

     Section 2.9 Powers.

     The Board of Directors may, except as otherwise required by law, exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, including, without limiting the generality of the foregoing, the unqualified power:

   (a)  To declare dividends from time to time in accordance with law;

   (b) To purchase or otherwise acquire any property, rights or privileges on such terms as it shall determine;

   (c) To authorize the creation, making and issuance, in such form as it may determine, of written obligations of every kind, negotiable or non-negotiable, secured or unsecured, and to do all things necessary in connection therewith;

   (d) To remove any officer of the Corporation with or without cause, and from time to time to devolve the powers and duties of any officer upon any other person for the time being;

   (e) To confer upon any officer of the Corporation the power to appoint, remove and suspend subordinate officers, employees and agents;

   (f) To adopt from time to time such stock option, stock purchase, bonus or other compensation plans for directors, officers, employees and agents of the Corporation and its subsidiaries as it may determine;

   (g) To adopt from time to time such insurance, retirement, and other benefit plans for directors, officers, employees and agents of the Corporation and its subsidiaries as it may determine; and,

   (h) To adopt from time to time regulations, not inconsistent with these By-Laws, for the management of the Corporation's business and affairs.


                                  ARTICLE III
                                   OFFICERS

     Section 3.1 Executive Officers.

     The executive officers of the Corporation shall be a President, one or more Vice Presidents and/or Executive Vice Presidents, a Treasurer, and a Secretary, each of whom shall be elected by the Board of Directors. The Board of Directors may elect or appoint such other officers (including a Controller, a Chief Executive Officer and one or more Assistant Secretaries) as it may deem necessary or desirable. Each officer shall hold office for such term as may be prescribed by the Board of Directors from time to time. Any person may hold at one time two or more offices.

     Section 3.2 Powers and Duties.

     The Chairman of the Board, if any, or, in his absence, the Chief Executive Officer, or in his absence, the President, shall preside at all meetings of the stockholders and of the Board of Directors. The Chief Executive Officer shall be the chief executive officer of the Corporation. In the absence of the Chief Executive Officer, the President and, in the absence of the President, a Vice President appointed by the President or, if the President fails to make such appointment, by the Board, shall perform all the duties of the Chief Executive Officer. The officers and agents of the Corporation shall each have such powers and authority and shall perform such duties in the management of the business, property and affairs of the Corporation as generally pertain to their respective offices, as well as such powers and authorities and such duties as from time to time may be prescribed by the Board of Directors.


                                  ARTICLE IV
                     RESIGNATIONS, REMOVALS, AND VACANCIES

     Section 4.1 Resignations.

     Any director or officer of the Corporation, or any member of any committee, may resign at any time by giving written notice to the Board of Directors, the Chief Executive Officer, the President, or the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein or, if the time be not specified therein, then upon receipt thereof. The acceptance of such resignation shall not be necessary to make it effective.

     Section 4.2 Removals.

     The Board of Directors, by a vote of not less than a majority of the entire Board, at any meeting thereof, or by written consent thereof, at any time, may, to the extent permitted by law, remove with or without cause, from office or terminate the employment of any officer or member of any committee and may, with or without cause, disband any committee.

     Any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares entitled at the time to vote at an election of directors.

     Section 4.3 Vacancies.

     Any vacancy in the office of any director or officer through death, resignation, removal, disqualification, or other cause, and any additional directorship resulting from any increase in the number of directors, may be filled at any time by a majority of the directors then in office (even though less than a quorum remains) or, in the case of any vacancy in the office of any director, by the stockholders, and, subject to the provisions of this Article IV, the person so chosen shall hold office until his successor shall have been elected and qualified; or, if the person so chosen is a director elected to fill a vacancy, he shall (subject to the provisions of this Article IV) hold office for the unexpired term of his predecessor.


                                   ARTICLE V
                CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

     Section 5.1 Execution of Contracts.

     The Board of Directors, except as otherwise provided in these By-Laws, may authorize any officer or officers or agent or agents to enter into any contract or execute any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

     Section 5.2 Checks, Drafts, Etc.

     All checks, drafts or other orders for payment of money, notes or other evidence of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board. Each such officer, assistant, agent or attorney shall give such bond, if any, as the Board may require.

     Section 5.3 Deposits.

     All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may select, or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. For the purpose of deposit and for the purpose of collection for the account of the Corporation, the Chairman of the Board, if any, the Chief Executive Officer, if any, the President, any Vice President or the Chief Financial Officer (or any other officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation who shall from time to time be determined by the Board) may endorse, assign and deliver checks, drafts and other orders for the payment of money which are payable to the order of the Corporation.

     Section 5.4 General and Special Bank Accounts.

     The Board may from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board may select or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these By-Laws, as it may deem expedient.

                                  ARTICLE VI
                                 CAPITAL STOCK


     Section 6.1 Stock Certificates.

     The certificates for shares of the capital stock of the Corporation shall be in such form as shall be prescribed by law and approved, from time to time, by the Board of Directors.

     Section 6.2 Transfer of Shares.

     Shares of the capital stock of the Corporation may be transferred on the books of the Corporation only by the holder of such shares or by his duly authorized attorney, upon the surrender to the Corporation or its transfer agent of the certificate representing such stock properly endorsed for transfer.

     Section 6.3 Fixing Record Date.

     In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which, unless otherwise provided by law, shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action.

     Section 6.4 Lost, Stolen, Mutilated or Destroyed Certificates.

     The Board of Directors or any transfer agent of the Corporation may direct a new certificate or certificates representing stock of the Corporation to be issued in place of any certificate or certificates theretofore issued by the Corporation, alleged to have been lost, stolen, mutilated or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen, or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors (or any transfer agent of the Corporation authorized to do so by a resolution of the Board of Directors) may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to give the Corporation a bond in such sum as the Board of Directors (or any transfer agent so authorized) shall direct to indemnify the Corporation against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed or the issuance of such new certificates, and such requirement may be general or confined to specific instances.

     Section 6.5 Regulations.

     The Board of Directors shall have power and authority to make all such rules and regulations as it may deem expedient concerning the issue, transfer, registration, cancellation, and replacement of certificates representing stock of the Corporation.


                                  ARTICLE VII
                                 MISCELLANEOUS


     Section 7.1 Corporate Seal.

     The corporate seal shall have inscribed thereon the name of the Corporation, the year of its incorporation, and the words "Corporate Seal" and "Delaware".

     Section 7.2 Fiscal Year.

     The fiscal year of the Corporation shall be determined by resolution of the Board of Directors from time to time.

     Section 7.3 Notices and Waivers Thereof.

     Wherever any notice whatever is required by law, the Certificate of Incorporation, or these By-Laws to be given to any stockholder, director, or officer, such notice, except as otherwise provided by law, may be given personally, or by mail, telex, telecopy, telegraph, cable or overnight courier addressed to such address as appears on the books of the Corporation. Any notice given by telex, telecopy, telegraph or cable shall be deemed to have been given when it shall have been delivered for transmission, and any notice given by mail or overnight courier shall be deemed to have been given when it shall have been deposited in the United States mail with postage thereon prepaid or given to such courier service, as applicable.

     Whenever any notice is required to be given by law, the Certificate of Incorporation, or these By-Laws, a written waiver thereof, signed by the person entitled to such notice, whether before or after the meeting or the time stated therein, shall be deemed equivalent in all respects to such notice to the full extent permitted by law.

     Section 7.4 Stock of Other Corporations or Other Interests.

     Unless otherwise ordered by the Board of Directors, the Chief Executive Officer, the President, the Secretary, and such attorneys or agents of the Corporation as may be from time to time authorized by the Board of Directors, the Chief Executive Officer, or the President, shall have full power and authority on behalf of the Corporation to attend and to act and vote in person or by proxy at any meeting of the holders of securities of any corporation or other entity in which the Corporation owns or holds shares or other securities, and at such meetings shall possess and may exercise all the rights and powers incident to the ownership of such shares or other securities which the Corporation, as the owner or holder thereof, might have possessed and exercised if present. The Chief Executive Officer, the President, the Secretary, or such attorneys or agents, may also execute and deliver on behalf of the Corporation powers of attorney, proxies, consents, waivers, and other instruments relating to the shares or securities owned or held by the Corporation.

     Section 7.5 Facsimile Signatures.

     In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these By- Laws, if any, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

     Section 7.6 Time Periods.

     In applying any provision of these By-Laws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.


                                 ARTICLE VIII
                                  AMENDMENTS


     The holders of shares entitled at the time to vote for the election of directors shall have power to adopt, amend, or repeal the By-Laws of the Corporation by vote of not less than a majority of such shares, and except as otherwise provided by law, the Board of Directors shall have power equal in all respects to that of the stockholders to adopt, amend, or repeal the By-Laws by vote of not less than a majority of the entire Board. However, any By-Law adopted by the Board may be amended or repealed by vote of the holders of a majority of the shares entitled at the time to vote for the election of directors.


                                  ARTICLE IX
                                INDEMNIFICATION


     Section 9.1 Indemnification Generally.

     The Corporation shall indemnify each person who was or is made a party or is threatened to be made a party to or is involved in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a "Proceeding"), by reason of the fact that he or she, or a person of which he or she is the legal representative, is or was a director or officer, or had agreed to serve as a director or officer, of the Corporation or is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee, or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, or by reason of any act alleged to have been taken or omitted in such capacity, whether the basis of such Proceeding is alleged action in an official capacity as a director, officer, employee, or agent or alleged action in any other capacity while serving as a director, officer, employee, or agent, to the maximum extent authorized by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all cost, expense, liability, and loss (including attorneys' fees, judgements, fines, ERISA excise taxes or penalties, and amounts paid or to be paid in settlement) reasonably incurred by such person or on his or her behalf in connection with such Proceeding, and such indemnification shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of his or her heirs, executors and administrators. The termination of any Proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself, create a presumption that the person did not meet any standard of conduct for indemnification imposed by the General Corporation Law. The Corporation shall be required to indemnify a person in connection with a Proceeding (or part thereof) initiated by such person only if such Proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

     Section 9.2 Indemnification for Costs, Charges, and Expenses for Successful Party.

     Notwithstanding the other provisions of the Article Ninth, to the extent that a director or officer of the Corporation has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any Proceeding referred to in Section 9.1, or in the defense of any claim, issue, or matter therein, he shall be indemnified against all costs, charges, and expenses (including attorneys' fees) actually and reasonably incurred by him or on his behalf in connection therewith.


     Section 9.3 Determination of Right to Indemnification.


     Any indemnification under Section 9.1 or 9.2 (unless ordered by a court) shall be paid by the Corporation unless a determination is made (") by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (b) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (c) by the stockholders, that indemnification of the director or officer is not proper in the circumstances because he has not met the applicable standards of conduct set forth in the General Corporation Law.


     Section 9.4 Advance of Costs, Charges and Expenses.


     Costs, charges, and expenses (including attorneys' fees) incurred by a person referred to in Section 9.1 of this Article Ninth in defending a civil or criminal Proceeding (including investigations by any government agency and all costs, charges, and expenses incurred in preparing for any threatened Proceeding) shall be paid by the Corporation in advance of the final disposition of such Proceeding; provided, however, that the payment of such costs, charges, and expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer) in advance of the final disposition of such Proceeding shall be made only upon receipt of an undertaking by or on behalf of the director or officer to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified by the Corporation as authorized in this Article Ninth and provided that the Corporation shall not be required to advance expenses in connection with a Proceeding (or part thereof) alleging liability under Section 16(b) of the Securities Exchange Act of 1934, as amended (a "16(b) Claim"). No security shall be required for such undertaking and such undertaking shall be accepted without reference to the recipient's financial ability to make repayment. The Board of Directors may, in the manner set forth above, and subject to the approval of such director or officer, authorize the Corporation's counsel to represent such person in a Proceeding, whether or not the Corporation is a party to such Proceeding.


     Section 9.5 Procedure for Indemnification.


     Any indemnification under Section 9.1 or advance of costs, charges, and expenses under Section 9.4 shall be made promptly, and in any event within 60 days, upon the written request of the director or officer directed to the Secretary of the Corporation. The right to indemnification or advances as granted by this Article Ninth shall be enforceable by the director or officer in any court of competent jurisdiction if the Corporation denies such request, in whole or in part, or if no disposition thereof is made within 60 days. Such person's costs and expenses incurred in connection with successfully establishing his or her right to indemnification or advances, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges, and expenses under Section 9.4 where the required undertaking, if any, has been received by the Corporation) that the claimant has not met the standard of conduct, if any, set forth in the General Corporation Law, but to the extent permitted by applicable law, the burden of proving that such standard of conduct has not been met shall be on the Corporation. To the extent permitted by applicable law, neither the failure of the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct, if any, set forth in the General Corporation Law, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

     Section 9.6 Other Rights; Continuation of Right Indemnification.

     The indemnification provided by this Article Ninth shall not be deemed exclusive of any other rights to which a person seeking indemnification may be entitled under any law (common or statutory), agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding office, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the estate, heirs, executors, and administrators of such person. All rights to indemnification under this Article Ninth shall be deemed to be a contract between the Corporation and each director and officer of the Corporation who serves or served in such capacity at any time while this Article Ninth is in effect. No amendment or repeal of this Article Ninth or of any relevant provisions of the General Corporation Law or any other applicable laws shall adversely affect or deny to any director or officer any rights to indemnification which such person may have, or change or release any obligations of the Corporation under this Article Ninth with respect to any costs, charges, expenses (including attorneys' fees), judgements, fines and amounts paid in settlement which arise out of a Proceeding based in whole or substantial part on any act, actual or alleged, which takes place before or while this Article Ninth is in effect. The provisions of this Section 9.6 shall apply to any such Proceeding whenever commenced, including any such Proceeding commenced after any amendment or repeal of this Article Ninth. The right to indemnification and advancement of expenses conferred on any person by this Article Ninth shall not limit the Corporation from providing any other indemnifications permitted by law.


     Section 9.7 Definitions.


     For the purposes of this Article Ninth:


       "the Corporation" includes any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence continued, would have had power and authority to indemnify its directors or officers, so that any person who is or was a director or officer of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, shall stand in the same position under the provisions of this Article Ninth with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation it its separate existence had continued;


       "Other enterprises" includes employee benefit plans, including, but not limited to, any employee benefit plans of the Corporation;


       "Serving at the request of the Corporation" includes, but is not limited to, any service which imposes duties on, or involves services by, a director or officer of the Corporation with respect to an employee benefit plan, its participants, or beneficiaries, including acting as a fiduciary thereto;


       "Fines" shall include any penalties and any excise or similar taxes assessed on a person with respect to an employee benefit plan;

       a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in Section 9.1; and service as a partner, trustee, or member of management or similar committee of a partnership or joint venture, or as a director, officer, employee, or agent of corporation which is a partner, trustee, or joint venturer, shall be considered service as a director, officer, employee, or agent of the partnership, joint venture, trust, or other enterprise.

     Section 9.8 Savings Clause.

     If this Article Ninth or any portion hereof shall be invalidated on any ground by a court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director and officer of the Corporation as to costs, charges, expenses (including attorneys' fees), judgments, fines, and amount paid in settlement with respect to any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, including an action by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Article Ninth that shall not have been invalidated and to the full extent permitted by applicable law.

     Section 9.9 Indemnification of Other Persons.

     If authorized by the Board of Directors, the Corporation may indemnify and advance expenses to any other person whom it has the power to indemnify under the General Corporation Law to the fullest extent permitted by such statute.

     Section 9.10 Insurance.

     The Corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee, or agent of the Corporation or another corporation, partnership, joint venture, trust, or other enterprises against any expense, liability, or claim, whether or not the Corporation would have the power to indemnify such person under the General Corporation Law.


                                   ARTICLE X
                               PROVISIONS OF LAW

     The By-Laws shall be subject to such provisions of the statutory and common laws of the State of Delaware as may be applicable to corporations organized under the laws of the State of Delaware. References herein to provisions of law shall be deemed to be references to the aforesaid provisions of law unless otherwise explicitly stated. All references in the By-Laws to such provisions of law shall be construed to refer to such provisions as from time to time amended.


                                  ARTICLE XI
                         CERTIFICATE OF INCORPORATION

     These By-Laws shall be subject to the Certificate of Incorporation of the Corporation. All references in the By-Laws to the Certificate of Incorporation shall be construed to mean the Certificate of Incorporation of the Corporation as from time to time amended.

                                     ANNEX E

                            U.S. WIRELESS DATA, INC.

                             2000 STOCK OPTION PLAN

       Approved and Adopted by the Board of Directors on January 4, 2000


SECTION 1 Purpose. The purpose of the U.S. Wireless Data, Inc. 2000 Stock Option Plan (this "Plan") is to provide a means whereby selected employees, officers, directors, agents, consultants and independent contractors of U.S. Wireless Data, Inc. (the "Company") or of any parent or subsidiary (as defined in subsection 5.7 and referred to hereinafter as "related corporations") thereof, may be granted incentive stock options and/or non-qualified stock options to purchase the Common Stock (as defined in Section 3) of the Company, in order to attract and retain the services or advice of such employees, officers, directors, agents, consultants and independent contractors and to provide added incentive to them by encouraging stock ownership in the Company.

SECTION 2 Administration.

       (a) This Plan shall be administered by the Board of Directors of the Company (the "Board"), except to the extent the Board delegates its authority to a committee of the Board to administer this Plan. The administrator of this Plan shall hereinafter be referred to as the "Plan Administrator."

       (b) For so long as the Common Stock is registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), no Option shall be granted to a director or officer (subject to Section 16 of the Exchange Act) of the Company by the Board unless (i) approved in advance by the Board or the Plan Administrator in accordance with the provisions of Rule 16b-3(d)(1) under the Exchange Act (where the Plan Administrator, if not the entire Board, is a committee of the Board composed solely of two or more non-employee directors who satisfy the requirements of Rule 16b-3(b)(3) under the Exchange Act), or (ii) approved in accordance with the provisions of Rule 16b-3(d)(2) under the Exchange Act, except that an option may be granted absent such approval if the option provides that no officer or director of the Company may sell shares received upon the exercise of such option during the six-month period immediately following the grant of such option.

     2.1 Procedures. The Board shall designate one of the members of the Plan Administrator as chairman. The Plan Administrator may hold meetings at such times and places as it shall determine. The acts of a majority of the members of the Plan Administrator present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Plan Administrator members, shall be valid acts of the Plan Administrator.


     2.2 Responsibilities. Except for the terms and conditions explicitly set forth in this Plan, the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to the options to be granted under this Plan, including selection of the individuals to be granted options, the number of shares to be subject to each option, the exercise price, and all other terms and conditions of the options, including the designation of such options as an incentive stock option or non-qualified stock option. Grants under this Plan need not be identical in any respect, even when made simultaneously. The interpretation and construction by the Plan Administrator of any terms or provisions of this Plan or any option issued hereunder, or of any rule or regulation promulgated in connection herewith, shall be conclusive and binding on all interested parties, so long as such interpretation and construction with respect to incentive stock options corresponds to the requirements of Internal Revenue Code (the "Code") Section 422, the regulations thereunder, and any amendments thereto.


     2.3 Section 16(b) Compliance and Bifurcation of Plan. It is the intention of the Company that this Plan comply in all respects with Section 16(b) and Rule 16b-3 under the Exchange Act, to the extent applicable, and, if any Plan provision is later found not to be in compliance with such Section or Rule, as the case may be, the provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Section 16(b) and Rule 16b-3 under the Exchange Act. Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers and directors or other persons subject to
Section 16(b) of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other participants.

SECTION 3 Stock Subject to This Plan. The stock subject to this Plan shall be the Company's Common Stock, no par value per share (the "Common Stock"), presently authorized but unissued or subsequently acquired by the Company. Subject to adjustment as provided in Section 7 hereof, the aggregate amount of Common Stock to be delivered upon the exercise of all options granted under this Plan shall not exceed 15,000,000 shares as such Common Stock was constituted on the effective date of this Plan. If any option granted under this Plan shall expire, be surrendered, exchanged for another option, canceled or terminated for any reason without having been exercised in full, the unpurchased shares subject thereto shall thereupon again be available for purposes of this Plan, including for replacement options which may be granted in exchange for such surrendered, canceled or terminated options.


SECTION 4 Eligibility. An incentive stock option may be granted only to any individual who, at the time the option is granted, is an employee of the Company or any related corporation. A nonqualified stock option may be granted to any director, employee, officer, agent, consultant or independent contractor of the Company or any related corporation, whether an individual or an entity. Any party to whom an option is granted under this Plan shall be referred to hereinafter as an "Optionee".


SECTION 5 Terms and Conditions of Options. Options granted under this Plan shall be evidenced by written agreements which shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and which are not inconsistent with this Plan (the "Option Agreement"). Notwithstanding the foregoing, options shall include or incorporate by reference the following terms and conditions:


     5.1 Number of Shares and Price. The maximum number of shares that may be purchased pursuant to the exercise of each option and the price per share at which such option is exercisable (the "exercise price") shall be as established by the Plan Administrator, provided that the Plan Administrator shall act in good faith to establish the exercise price which shall be not less than the fair market value per share of the Common Stock at the time the option is granted with respect to incentive stock options and not less than par value per share of the Common Stock at the time the option is granted with respect to nonqualified stock options and also provided that, with respect to incentive stock options granted to greater than 10% shareholders, the exercise price shall be as required by Section 6. In addition, no individual may be granted options under the Plan to purchase more than 5,000,000 shares of Common Stock during any one year, subject to adjustment as set forth in Section 7.


     5.2 Term and Maturity. Subject to the restrictions contained in Section 6 with respect to granting incentive stock options to greater than 10% shareholders, the term of each incentive stock option shall be as established by the Plan Administrator and, if not so established, shall be 10 years from the date it is granted but in no event shall the term of any incentive stock option exceed 10 years. The term of each nonqualified stock option shall be as established by the Plan Administrator and, if not so established, shall be 10 years from the date it is granted. To ensure that the Company or related corporation will achieve the purpose and receive the benefits contemplated in this Plan, any option granted to any Optionee hereunder shall, unless the condition of this sentence is waived or modified in the agreement evidencing the option or by resolution adopted by the Plan Administrator, be exercisable according to the following schedule:




   Period of Optionee's Continuous
    Relationship With the Company
        or Related Corporation          Portion of Total Option
 From the Date the Option is Granted     Which is Exercisable
-------------------------------------  ------------------------
  After 1 year ......................     33.3%
  After 2 years .....................     66.6%
  After 3 years .....................    100.0%


     5.3 Exercise. Subject to any vesting schedule described in subsection 5.2 above, each option may be exercised in whole or in part; provided, however, that no fewer than 100 shares (or the remaining shares then purchasable under the option, if less than 100 shares) may be purchased upon any exercise of an option hereunder and that only whole shares will be issued pursuant to the exercise of any option. Options shall be exercised by delivery to the Company of notice of the number of shares with respect to which the option is exercised, together with payment of the exercise price.

     5.4 Payment of Exercise Price. Payment of the option exercise price shall be made in full at the time the notice of exercise of the option is delivered to the Company and shall be in cash, bank certified or cashier's check or personal check (unless at the time of exercise the Plan Administrator in a particular case determines not to accept a personal check) for the Common Stock being purchased.

     The Plan Administrator can determine at the time the option is granted for incentive stock options, or at any time before exercise for nonqualified stock options, that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, but not limited to, federal tax and securities laws and regulations and state corporate law), an option may be exercised by:

       (a) delivery of shares of stock of the Company held by an Optionee having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the Plan Administrator;

       (b) delivery of a properly executed exercise notice, together with irrevocable instructions to a broker, all in accordance with the regulations of the Federal Reserve Board, to promptly deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price and any federal, state or local withholding tax obligations that may arise in connection with the exercise; or

       (c) delivery of a properly executed exercise notice together with instructions to the Company to withhold from the shares that would otherwise be issued upon exercise that number of shares having a fair market value equal to the option exercise price.

     5.5 Withholding Tax Requirement. The Company or any related corporation shall have the right to retain and withhold from any payment of cash or Common Stock under the Plan the amount of taxes required by any government to be withheld or otherwise deducted and paid with respect to such payment. At its discretion, the Company may require an Optionee receiving shares of Common Stock to reimburse the Company for any such taxes required to be withheld by the Company and withhold such shares in whole or in part until the Company is so reimbursed. In lieu thereof, the Company, at its option in its sole discretion, shall (a) have the right to withhold from any other cash amounts due or to become due from the Company to the Optionee an amount equal to such taxes or (b) retain and withhold a number of shares having a market value not less than the amount of such taxes required to be withheld by the Company to reimburse the Company for any such taxes and cancel (in whole or in part) any such shares so withheld. If required by Section 16(b) of the Exchange Act, the election to pay withholding taxes by delivery of shares held by any person who at the time of exercise is subject to Section 16(b) of the Exchange Act, shall be made either six months prior to the date the option exercise becomes taxable or at such other times as the Company may determine as necessary to comply with
Section 16(b) of the Exchange Act.

     5.6 Assignability and Transferability of Option. Options granted under this Plan and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than (i) by will or by the applicable laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder or
(iii) as otherwise determined by the Plan Administrator and set forth in the applicable Option Agreement. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any option under this Plan or of any right or privilege conferred hereby, contrary to the Code or to the provisions of this Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby shall be null and void. The designation by an Optionee of a beneficiary does not, in and of itself, constitute an impermissible transfer under this Section.

     5.7 Termination of Relationship. If the Optionee's relationship with the Company or any related corporation ceases for any reason other than termination for cause, death or total disability, and unless by its terms the option sooner terminates or expires, then the Optionee may exercise, for a three-month period, that portion of the Optionee's option which is exercisable at the time of such cessation, but the Optionee's option shall terminate at the end of the three-month period following such cessation as to all shares for which it has not theretofore been exercised, unless, in the case of a nonqualified stock option, such provision is waived in the agreement evidencing the option or by resolution adopted by the Plan Administrator within 90 days of such cessation. If, in the case of an incentive stock option, an Optionee's relationship with the Company or related corporation changes (i.e., from employee to non-employee, such as a consultant), such change shall constitute a termination of an Optionee's employment with the Company or related corporation and the Optionee's incentive stock option shall become a non-qualified stock option.

     If an Optionee is terminated for cause, any option granted hereunder shall automatically terminate as of the first discovery by the Company of any reason for termination for cause, and such Optionee shall thereupon have no right to purchase any shares pursuant to such option. "Termination for cause" shall mean dismissal for dishonesty, conviction or confession of a crime punishable by law (except minor violations), fraud, misconduct or disclosure of confidential information. If an Optionee's relationship with the Company or any related corporation is suspended pending an investigation of whether or not the Optionee shall be terminated for cause, all Optionee's rights under any option granted hereunder likewise shall be suspended during the period of investigation.


     If an Optionee's relationship with the Company or any related corporation ceases because of a total disability, the Optionee's option shall not terminate or, in the case of an incentive stock option, cease to be treated as an incentive stock option until the end of the 12-month period following such cessation (unless by its terms it sooner terminates and expires). As used in this Plan, the term "total disability" refers to a mental or physical impairment of the Optionee which is expected to result in death or which has lasted or is expected to last for a continuous period of 12 months or more and which causes the Optionee to be unable, in the opinion of the Company and two (if more than one is required by the Company in its sole discretion) independent physicians, to perform his or her duties for the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two (if more than one is required by the Company in its sole discretion) independent physicians have furnished their opinion of total disability to the Plan Administrator.


     For purposes of this subsection 5.7, a transfer of relationship between or among the Company and/or any related corporation shall not be deemed to constitute a cessation of relationship with the Company or any of its related corporations. For purposes of this subsection 5.7, with respect to incentive stock options, employment shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Plan Administrator). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.


     As used herein, the term "related corporation", when referring to a subsidiary corporation, shall mean any corporation (other than the Company) or other entity in, at the time of the granting of the option, an unbroken chain of corporations ending with the Company, if stock or other interests possessing 50% or more of the total combined voting power of all classes of stock or other interests of each of the corporations or other entities other than the Company is owned by one of the other corporations or other entities in such chain. When referring to a parent corporation or other entity, the term "related corporation" shall mean any corporation or other entity in an unbroken chain of corporations or other entities ending with the Company if, at the time of the granting of the option, each of the corporations or other entities other than the Company owns stock or other interests possessing 50% or more of the total combined voting power of all classes of stock or other interests in one of the other corporations or other entities in such chain.


     5.8 Death of Optionee. If an Optionee dies while he or she has a relationship with the Company or any related corporation or within the three-month period (or 12-month period in the case of totally disabled Optionees) following cessation of such relationship, any option held by such Optionee to the extent that the Optionee would have been entitled to exercise such option, may be exercised within one year after his or her death by the personal representative of his or her estate or by the person or persons to whom the Optionee's rights under the option shall pass by will or by the applicable laws of descent and distribution.


     5.9 Status of Shareholder. Neither the Optionee nor any party to which the Optionee's rights and privileges under the option may pass shall be, or have any of the rights or privileges of, a shareholder of the Company with respect to any of the shares issuable upon the exercise of any option granted under this Plan unless and until such option has been exercised.


     5.10 Continuation of Employment. Nothing in this Plan or in any option granted pursuant to this Plan shall confer upon any Optionee any right to continue in the employ of the Company or of a related corporation, or to interfere in any way with the right of the Company or of any such related corporation to terminate his or her employment or other relationship with the Company at any time.

     5.11 Modification and Amendment of Option. Subject to the requirements of Code Section 422 with respect to incentive stock options and to the terms and conditions and within the limitations of this Plan, the Plan Administrator may modify or amend outstanding options granted under this Plan. The modification or amendment of an outstanding option shall not, without the consent of the Optionee, impair or diminish any of his or her rights or any of the obligations of the Company under such option. Except as otherwise provided in this Plan, no outstanding option shall be terminated without the consent of the Optionee. Unless the Optionee agrees otherwise, any changes or adjustments made to outstanding incentive stock options granted under this Plan shall be made in such a manner so as not to constitute a "modification" as defined in Code
Section 424(h) and so as not to cause any incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in Code Section 422(b).

     5.12 Limitation on Value for Incentive Stock Options. As to all incentive stock options granted under the terms of this Plan, to the extent that the aggregate fair market value (determined at the time the incentive stock option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by the Optionee during any calendar year (under this Plan and all other incentive stock option plans of the Company, a related corporation or a predecessor corporation) exceeds $100,000, such options shall be treated as nonqualified stock options. The previous sentence shall not apply if the Code is amended or if the Internal Revenue Service publicly rules, issues a private ruling to the Company, any Optionee, or any legatee, personal representative or distributee of an Optionee or issues regulations, changing or eliminating such annual limit, in which case the limitation shall be that provided by the Code or the Internal Revenue Service, as the case may be.

     5.13 Valuation of Common Stock Received Upon Exercise.

        5.13.1 Exercise of Options Under Sections 5.4(a) and (c). The value of Common Stock received by the Optionee from an exercise under Sections 5.4(a) and 5.4(c) hereof shall be the fair market value, which shall mean the last reported sales price, regular way, of the Common Stock on the date of receipt by the Company of the Optionee's delivery of shares under Section 5.4(a) hereof or delivery of the exercise notice under Section 5.4(c) hereof (or, if no sale takes place on any such day, the closing bid price of the Common Stock on such day), on the principal securities exchange (including the National Association of Securities Dealers, Inc.'s (the "NASD") National Market System) on which the Common Stock is admitted or listed for trading, or, if the Common Stock is not listed on any such exchange on any such day, the highest reported bid price for the Common Stock as furnished by the NASD through NASDAQ, or a similar organization if NASDAQ is no longer reporting such information, or, if the Common Stock is not listed for trading on an exchange and is not quoted on NASDAQ or any similar organization on any such day, the fair value of a share of Common Stock on such day as determined by the Plan Administrator of the Company in good faith.

        5.13.2 Exercise of Option Under Section 5.4(b). The value of Common Stock received by the Optionee from an exercise under Section 5.4(b) hereof (a) in the case of the sale of the Common Stock received as a result of the exercise by a broker on the date of receipt by the Company of the Optionee's exercise notice, shall equal the sales price received for such shares; and (b) in all other cases, shall be determined as provided in Section 5.13.1 hereof.

SECTION 6 Greater Than 10% Shareholders.

     6.1 Exercise Price and Term of Incentive Stock Options. If incentive stock options are granted under this Plan to employees who own more than 10% of the total combined voting power of all classes of stock of the Company or any related corporation, the term of such incentive stock options shall not exceed five years and the exercise price shall be not less than 110% of the fair market value of the Common Stock at the time the incentive stock option is granted. This provision shall control notwithstanding any contrary terms contained in an option agreement or any other document. The term and exercise price limitations of this provision shall be amended to conform to any change required (or, in the sole discretion of the Plan Administrator, permitted) by a change in the Code or by a ruling or pronouncement of the Internal Revenue Service.

     6.2 Attribution Rule. For purposes of subsection 6.1, in determining stock ownership, an employee shall be deemed to own the stock owned, directly or indirectly, by or for his or her brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries. If an employee or a person related to the employee owns an unexercised option or warrant to purchase stock of the Company, the stock subject to that portion of the option or warrant which is unexercised shall not be counted in determining stock ownership. For purposes of this Section 6, stock owned by an employee shall include all stock owned by him which is actually issued and outstanding immediately before the grant of the incentive stock option to the employee.

SECTION 7 Adjustments Upon Changes in Capitalization. The aggregate number and class of shares for which options may be granted under this Plan, the number and class of shares covered by each outstanding option, and the exercise price per share thereof (but not the total price), shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a split-up or consolidation of shares or any like capital adjustment, or the payment of any stock dividend.

     7.1 Effect of Liquidation, Reorganization or Change in Control.

       7.1.1 Cash, Stock or Other Property for Stock. Except as provided in subsection 7.1.2, upon a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, reorganization (other than a mere reincorporation or the creation of a holding company) or liquidation of the Company, as a result of which the shareholders of the Company receive cash or property other than capital stock in exchange for or in connection with their shares of Common Stock, any option granted hereunder shall terminate, but the Optionee shall have the right immediately prior to any such merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to exercise such Optionee's option in whole or in part whether or not the vesting requirements set forth in the option agreement have been satisfied.

       7.1.2 Conversion of Options on Stock for Stock Exchange. If the shareholders of the Company receive capital stock of another corporation ("Exchange Stock") in exchange for their shares of Common Stock in any transaction involving a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation or reorganization (other than a mere reincorporation or the creation of a holding company), all options granted hereunder shall be converted into options to purchase shares of Exchange Stock unless the Company and corporation issuing the Exchange Stock, in their sole discretion, determine that any or all such options granted hereunder shall not be converted into options to purchase shares of Exchange Stock but instead shall terminate in accordance with the provisions of subsection 7.1.1. The amount and price of converted options shall be determined by adjusting the amount and price of the options granted hereunder in the same proportion as used for determining the number of shares of Exchange Stock the holders of the Common Stock receive in such merger, consolidation, acquisition of property or stock, separation or reorganization. Unless the Board determines otherwise, the converted options shall be fully vested whether or not the vesting requirements set forth in the option agreement have been satisfied.

     7.2 Fractional Shares. In the event of any adjustment in the number of shares covered by an option, any fractional shares resulting from such adjustment shall be disregarded and each such option shall cover only the number of full shares resulting from such adjustment.

     7.3 Determination of Board to Be Final. All Section 7 adjustments shall be made by the Board, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. Unless an Optionee agrees otherwise, any change or adjustment to an incentive stock option shall be made in such a manner so as not to constitute a "modification" as defined in Code Section 425(h) and so as not to cause his or her incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in Code Section 422(b).

SECTION 8 Securities Regulation. Shares shall not be issued with respect to an option granted under this Plan unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or inter-dealer quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of any shares hereunder. Inability of the Company to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

     As a condition to the exercise of an option, the Company may require the Optionee to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such representation is required by any relevant provision of the aforementioned laws. At the option of the Company, a stop-transfer order against any shares of stock may be placed on the official stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates in order to assure exemption from registration. The Company may also require such other action or agreement by the Optionees as it may from time to time deem to be necessary or advisable. THE COMPANY SHALL NOT BE OBLIGATED, BY REASON OF THIS PROVISION OR OTHERWISE, TO UNDERTAKE REGISTRATION OF THE OPTIONS OR STOCK HEREUNDER.

     Should any of the Company's capital stock of the same class as the stock subject to options granted hereunder be listed on a national securities exchange or inter-dealer quotation system, all stock issued hereunder if not previously listed on such exchange or inter-dealer quotation system shall be authorized by that exchange or system for listing thereon prior to the issuance thereof.

SECTION 9 Amendment and Termination.

     9.1 Board Action. The Board may at any time suspend, amend or terminate this Plan, provided that except as set forth in Section 7, the approval of the holders of a majority of the Company's outstanding shares of voting capital stock present and entitled to vote at any meeting is necessary for the adoption by the Board of any amendment which will:

       (a) increase the number of shares which are to be reserved for the issuance of options under this Plan;

       (b) permit the granting of stock options to a class of persons other than those presently permitted to receive stock options under this Plan; or


       (c) require shareholder approval under applicable law, including Section 16(b) of the Exchange Act.

     9.2 Automatic Termination. Unless sooner terminated by the Board, this Plan shall terminate ten years from the earlier of (a) the date on which this Plan is adopted by the Board or (b) the date on which this Plan is approved by the shareholders of the Company. No option may be granted after such termination or during any suspension of this Plan. The amendment or termination of this Plan shall not, without the consent of the option holder, alter or impair any rights or obligations under any option theretofore granted under this Plan.

SECTION 10 Effectiveness Of This Plan. This Plan shall become effective upon adoption by the Board so long as it is approved by the holders of a majority of the Company's outstanding shares of voting capital stock present and entitled to vote at any meeting at any time within 12 months before or after the adoption of this Plan.

     Adopted by the Board of Directors on January 4, 2000 and approved by the shareholders on _________ __, 2000.

                                                Option Number: OP2000-_________


                           U.S. WIRELESS DATA, INC.

                  NONQUALIFIED STOCK OPTION LETTER AGREEMENT


                                                          Date: _______________


YOUR PARTICULAR ATTENTION IS DIRECTED TO SECTION 8 OF THE PLAN WHICH DESCRIBES CERTAIN IMPORTANT CONDITIONS RELATING TO FEDERAL AND STATE SECURITIES LAWS THAT MUST BE SATISFIED BEFORE THE OPTION CAN BE EXERCISED AND BEFORE THE COMPANY CAN ISSUE ANY SHARES TO YOU. THE COMPANY HAS NO OBLIGATION TO REGISTER THE SHARES THAT WOULD BE ISSUED UPON THE EXERCISE OF YOUR OPTION, AND IF IT NEVER REGISTERS THE SHARES, YOU WILL NOT BE ABLE TO EXERCISE THE OPTION UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. AT THE PRESENT TIME, EXEMPTIONS FROM REGISTRATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE VERY LIMITED AND MIGHT BE UNAVAILABLE TO YOU PRIOR TO THE EXPIRATION OF THE OPTION. CONSEQUENTLY, YOU MIGHT HAVE NO OPPORTUNITY TO EXERCISE THE OPTION TO RECEIVE SHARES. IN ADDITION, YOU SHOULD CONSULT WITH YOUR TAX ADVISOR IN ADVANCE CONCERNING THE RAMIFICATIONS TO YOU OF HOLDING OR EXERCISING YOUR OPTIONS OR HOLDING OR SELLING THE SHARES UNDERLYING SUCH OPTIONS.


TO: ______________________


We are pleased to inform you that you have been selected by the Plan Administrator of U.S. Wireless Data, Inc. (the "Company") 2000 Stock Option Plan (the "Plan"). The Plan was adopted by the Board of Directors and approved by the shareholders. When you sign and return to the Company the Acceptance and Acknowledgment attached to this Stock Option Agreement you will be entitled to receive a nonqualified option for the purchase of _____________ shares of the Company's Common Stock, no par value ("Common Stock"), at an exercise price of $_________ per share, subject to the vesting provisions set forth herein. A copy of the Plan is attached and the provisions thereof, including, without limitation, those relating to withholding taxes, are incorporated into this Agreement by reference. It is understood that this Option is not intended to constitute an incentive stock option as that term is defined in Section 422A of the Internal Revenue Code of 1986, as amended.


     The terms of the option are as set forth in the Plan and in this Agreement. The most important of the terms set forth in the Plan are summarized as follows:


     Number of Shares: The option granted to you covers an aggregate of ______ shares of Common Stock.


     Exercise Price: The exercise price per share of Common Stock subject to your option is $_____ per share (the "Exercise Price").


     Adjustments: The number of shares of Common Stock subject to your option and the Exercise Price may be subject to adjustment under certain circumstances as described in the Plan.


     Date of Grant: The date of grant of the option is _______________.


     Term: The term of the option is ten years from date of grant, unless sooner terminated.


     Vesting: Your option shall vest according to the following schedule, provided you continue your relationship with the Company or a related corporation:



    Period of Your Continuous
  Relationship With the Company
     or a Related Corporation       Portion of Total Option
 From the Date Option is Granted     Which is Exercisable
---------------------------------  ------------------------
  After 1 year ..................   33.3%
  After 2 years .................   66.6%
  After 3 years .................  100.0%

     Exercise: The vested portion of the option may be exercised, in whole or in part, but not as to any fractional shares, during the term of the option. You should use a Notice of Exercise of Nonqualified Stock Option in the form attached to this Agreement when you exercise the option. During your lifetime only you can exercise the option. The Plan also provides for exercise of the option by the personal representative of your estate or the beneficiary thereof following your death.

     Payment for Shares: The vested portion of this option may be exercised by the delivery of:

       (a) Cash, personal check (unless, at the time of exercise, the Plan Administrator determines otherwise), certified or bank cashier's checks in an amount equal to the aggregate Exercise Price for the number of shares as to which the option is being exercised together with a properly executed Notice of Exercise;

       (b) Unless the Plan Administrator in its sole discretion determines otherwise, shares of the capital stock of the Company held by you having a fair market value at the time of exercise, as determined by the Plan Administrator in accordance with the Plan, equal to the aggregate Exercise Price for the number of shares as to which the option is being exercised;

       (c) Unless the Plan Administrator in its sole discretion determines otherwise, a properly executed Notice of Exercise together with instructions to the Company to withhold from the shares that would otherwise be issued upon exercise that number of shares having a fair market value equal to the aggregate Exercise Price for the number of shares as to which the option is being exercised; or

       (d) A properly executed Notice of Exercise together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the aggregate Exercise Price for the number of shares as to which the option is being exercised.

     Upon receipt of written Notice of Exercise and payment and delivery of any other required documentation, the Company shall deliver to the person exercising the option a certificate or certificates for the appropriate number of shares of Common Stock. It shall be a condition to the performance of the Company's obligation to issue or transfer Common Stock upon exercise of this option that you pay, or make provision satisfactory to the Company for the payment of, any taxes which the Company is obligated to collect with respect to the issue or transfer of Common Stock upon exercise.

     Termination: Your option will terminate immediately upon termination for cause, as defined in the Plan, or three months after cessation of your relationship with the Company or a related corporation, unless cessation is due to death or total disability, in which case the portion of this option which is vested at the time of such termination shall terminate one year after cessation of such relationship. All unvested options will terminate immediately upon the cessation of your relationship with the Company or a related corporation for any reason, including, without limitation, termination for cause, resignation, death or disability.

     Transfer of Option: The option is not transferable except by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order.

     Hold back: In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company's initial public offering, Grantee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any option shares acquired under this Agreement without the prior written consent of the Company or its underwriters. The period of such restriction (the "Blackout Period") shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed 180 days. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding shares of Common Stock without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any option shares subject to the Blackout Period, or into which such option shares thereby become convertible, shall immediately be subject to the restrictions set forth herein. In order to enforce such restriction, the Company may impose stop-transfer instructions with respect to the option shares acquired under this Agreement until the end of the applicable stand-off period. The Company's underwriters shall be beneficiaries of the agreement set forth in this subsection. This subsection shall not apply to option shares registered in the public offering under the Securities Act, and Grantee shall be subject to this subsection only if the directors and officers of the Company are subject to similar arrangements.

     Notice: All notices sent in connection with this option shall be in writing and, if to the Company, shall be delivered personally to the President of the Company or mailed to its principal office, addressed to the attention of the President, and, if to you, shall be delivered personally or mailed to you at the address noted on the attached Acceptance and Acknowledgment. Such addresses may be changed at any time by notice from one party to the other.

     It is the intention of the Company that this Plan comply in all respects with Section 16(b) and Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), to the extent applicable, and, if any Plan provision is later found not to be in compliance with such Section or Rule, as the case may be, the provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Section 16(b) and Rule 16b-3 under the Exchange Act. Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers and directors or other persons subject to Section 16(b) of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other participants.

     All decisions or interpretations made by the Plan Administrator with regard to any question arising hereunder or under the Plan shall be binding and conclusive on the Company and you.

     This Agreement shall bind and inure to the benefit of the parties hereto and the successors and assigns of the Company and, to the extent provided in the Plan, your executors, administrators, legatees and heirs.

     Please execute the Acceptance and Acknowledgment set forth below on the enclosed copy of this Agreement and return it to the undersigned.


                                        Very truly yours,


                                        U.S. WIRELESS DATA, INC.


                                       By: _____________________________________

                         ACCEPTANCE AND ACKNOWLEDGMENT

     I, a resident of the State of ______________, accept the nonqualified stock option described above and in the U.S. Wireless Data, Inc. 2000 Stock Option Plan, and acknowledge receipt of a copy of this Agreement, including a copy of the Plan. I have read and understand this Agreement and the Plan, including the provisions of Section 8 thereof. I further understand and acknowledge that the exercise of the nonqualified stock option described above implicates certain tax considerations and the Company has given no tax advice with respect to the nonqualified stock option described above. I have given the opportunity to discuss the option with my tax advisors and I understand the implications of exercising the option and holding or disposing of the shares underlying the option.


Dated: ________________________


_______________________________
Taxpayer I.D. Number

     By his or her signature below, the spouse of the Optionee, if such Optionee is legally married as of the date of his or her execution of this Agreement, acknowledges that he or she has read this Agreement and the Plan and is familiar with the terms and provisions thereof, and agrees to be bound by all the terms and conditions of this Agreement and the Plan.



Dated: _________________________


                                   _____________________________________________
                                   Spouse's Signature



                                   _____________________________________________
                                   Printed Name

                              NOTICE OF EXERCISE

U.S. Wireless Data, Inc.
805 Third Avenue, 8th Floor
New York, New York 10022

Gentlemen:

     I hereby exercise my right to purchase ______ shares of Common Stock (the "Shares") of U.S. Wireless Data, Inc., a Colorado corporation, pursuant to, and in accordance with, the U.S. Wireless Data, Inc. 2000 Nonqualified Stock Option Agreement ("Agreement") dated ________. As provided in that Agreement, I deliver herewith a certified or bank cashier's check in the amount of the aggregate option price (unless alternative payment methods have been approved by the Plan Administrator). Please deliver to me stock certificates representing the subject shares registered as follows:

            Name:    ____________________________________

            Address: ____________________________________

                     ____________________________________

            Social Security Number: _____________________


     The aggregate exercise price is $___________ (total number of shares to be purchased x $____ per share).

     1. If the sale of the Shares and the resale thereof has not, prior to the date hereof, been registered pursuant to a registration statement filed and declared effective under the Securities Act of 1933, as amended (the "Act"), the undersigned hereby agrees, represents, and warrants that:

       (a) the undersigned is acquiring the Shares for his or her own account (and not for the account of others), for investment and not with a view to the distribution or resale thereof;

       (b) by virtue of his or her position, the undersigned has access to the same kind of information which would be available in a registration statement filed under the Act;

       (c) the undersigned is a sophisticated investor;

       (d) the undersigned understands that he or she may not sell or otherwise dispose of the Shares in the absence of either (i) a registration statement filed under the Act or (ii) an exemption from the registration provisions thereof; and

       (e) the certificates representing the Shares may contain a legend to the effect of subsection (d) of this Section 1.

     2. If the sale of the Shares and the resale thereof has been registered pursuant to a registration statement filed and declared effective under the Act, the undersigned hereby represents and warrants that he or she has received the applicable prospectus and a copy of the most recent annual report, as well as all other material sent to shareholders generally.

     3. The undersigned acknowledges that the number of shares of Common Stock subject to the Agreement is hereafter reduced by the number of shares of Common Stock represented by the Shares.

     4. The undersigned understands that there are certain tax implications to his or her exercise of his or her right to purchase shares of Common Stock under the Agreement. The undersigned further understands that it is his or her obligation to confer with his or her own tax advisor with respect to such tax implications.


                                        Very truly yours,


                                      __________________________________________
                                        (signature)


                                      __________________________________________
                                        (please type or print name)

                                                Option Number OP2000-__________


                           U.S. WIRELESS DATA, INC.
                    INCENTIVE STOCK OPTION LETTER AGREEMENT

     YOUR PARTICULAR ATTENTION IS DIRECTED TO SECTION 8 OF THE PLAN WHICH DESCRIBES CERTAIN IMPORTANT CONDITIONS RELATING TO FEDERAL AND STATE SECURITIES LAWS THAT MUST BE SATISFIED BEFORE THE OPTION CAN BE EXERCISED AND BEFORE THE COMPANY CAN ISSUE ANY SHARES TO YOU. THE COMPANY HAS NO OBLIGATION TO REGISTER THE SHARES THAT WOULD BE ISSUED UPON THE EXERCISE OF YOUR OPTION, AND IF IT NEVER REGISTERS THE SHARES, YOU WILL NOT BE ABLE TO EXERCISE THE OPTION UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. AT THE PRESENT TIME, EXEMPTIONS FROM REGISTRATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE VERY LIMITED AND MIGHT BE UNAVAILABLE TO YOU PRIOR TO THE EXPIRATION OF THE OPTION. CONSEQUENTLY, YOU MIGHT HAVE NO OPPORTUNITY TO EXERCISE THE OPTION TO RECEIVE SHARES. IN ADDITION, YOU SHOULD CONSULT WITH YOUR TAX ADVISOR IN ADVANCE CONCERNING THE RAMIFICATIONS TO YOU OF HOLDING OR EXERCISING YOUR OPTIONS OR HOLDING OR SELLING THE SHARES UNDERLYING SUCH OPTIONS.

                                                        Date: _________________

TO: _____________________

     We are pleased to inform you that you have been selected by the Plan Administrator of the U.S. Wireless Data, Inc. (the "Company") 2000 Stock Option Plan (the "Plan"). The Plan was adopted by the Board of Directors, and approved by the shareholders. When you sign and return to the Company the Acceptance and Acknowledgment attached to this Stock Option Agreement you will be entitled to receive an incentive option for the purchase of ________ shares of the Company's Common Stock, no par value ("Common Stock"), at an exercise price of $_____ per share subject to the vesting provisions set forth herein. A copy of the Plan is attached and the provisions thereof, including, without limitation, those relating to withholding taxes, are incorporated into this Agreement by reference.

     The terms of the option are as set forth in the Plan and in this Agreement. The most important of the terms set forth in the Plan are summarized as follows:

     Number of Shares: The option granted to you covers an aggregate of ______ shares of Common Stock.

     Exercise Price: The exercise price per share of Common Stock subject to your option is $_____ per share (the "Exercise Price").

     Adjustments: The number of shares of Common Stock subject to your option and the Exercise Price may be subject to adjustment under certain circumstances as described in the Plan.

     Date of Grant: The date of grant of the option is _______________.

     Term: The term of the option is ten years from date of grant, unless sooner terminated.

     Vesting: Your option shall vest according to the following schedule, provided you continue your relationship with the Company or a related corporation:



    Period of Your Continuous
  Relationship With the Company
     or a Related Corporation       Portion of Total Option
 From the Date Option is Granted     Which is Exercisable
---------------------------------  ------------------------
  After 1 year ..................   33.3%
  After 2 years .................   66.6%
  After 3 years .................  100.0%


     Exercise: The vested portion of the option may be exercised, in whole or in part, but not as to any fractional shares, during the term of the option. You should use a Notice of Exercise of Incentive Stock Option in the form attached to this Agreement when you exercise the option. During your lifetime only you can exercise the option. The Plan also provides for exercise of the option by the personal representative of your estate or the beneficiary thereof following your death.

   Payment for Shares. The vested portion of this option may be exercised by the delivery of:


       (a) Cash, personal check (unless at the time of exercise the Plan Administrator determines otherwise), or certified or bank cashier's checks in an amount equal to the aggregate Exercise Price for the number of shares as to which the option is being exercised together with a properly executed Notice of Exercise;


       (b) Unless the Plan Administrator in its sole discretion determines otherwise, a properly executed Notice of Exercise, together with shares of the capital stock of the Company held by you having a fair market value at the time of exercise, as determined by the Plan Administrator in accordance with the Plan, equal to the aggregate Exercise Price for the number of shares as to which the option is being exercised;


       (c) Unless the Plan Administrator in its sole discretion determines otherwise, a properly executed Notice of Exercise together with instructions to the Company to withhold from the shares that would otherwise be issued upon exercise that number of shares having a fair market value equal to the aggregate Exercise Price for the number of shares as to which the option is being exercised; or


       (d) A properly executed Notice of Exercise together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the aggregate Exercise Price for the number of shares as to which the option is being exercised.


     Upon receipt of written Notice of Exercise and payment and delivery of any other required documentation, the Company shall deliver to the person exercising the option a certificate or certificates for the appropriate number of shares of Common Stock. It shall be a condition to the performance of the Company's obligation to issue or transfer Common Stock upon exercise of this option that you pay, or make provision satisfactory to the Company for the payment of, any taxes which the Company is obligated to collect with respect to the issue or transfer of Common Stock upon exercise.


     Termination. Your option will terminate immediately upon termination for cause, as defined in the Plan, or three months after cessation of your relationship with the Company or a related corporation thereof, unless cessation is due to death or total disability, in which case the portion of this option which is vested at the time of such termination shall terminate one year after cessation of such relationship. All unvested options will terminate immediately upon the cessation of your relationship with the Company or a related corporation for any reason, including, without limitation, termination for cause, resignation, death or disability.


     Transfer of Option. The option is not transferable except by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order.


     Hold back: In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company's initial public offering, Grantee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any option shares acquired under this Agreement without the prior written consent of the Company or its underwriters. The period of such restriction (the "Blackout Period") shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed 180 days. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding shares of Common Stock without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any option shares subject to the Blackout Period, or into which such option shares thereby become convertible, shall immediately be subject to the restrictions set forth herein. In order to enforce such restriction, the Company may impose stop-transfer instructions with respect to the option shares acquired under this Agreement until the end of the applicable stand-off period. The Company's underwriters shall be beneficiaries of the agreement set forth in this subsection. This subsection shall not apply to option shares registered in the public offering under the Securities Act, and Grantee shall be subject to this subsection only if the directors and officers of the Company are subject to similar arrangements.

     Notice: All notices sent in connection with this option shall be in writing and, if to the Company, shall be delivered personally to the President of the Company or mailed to its principal office, addressed to the attention of the President, and, if to you, shall be delivered personally or mailed to you at the address noted on the attached Acceptance and Acknowledgment. Such addresses may be changed at any time by notice from one party to the other.

     It is the intention of the Company that this Plan comply in all respects with Section 16(b) and Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), to the extent applicable, and, if any Plan provision is later found not to be in compliance with such Section or Rule, as the case may be, the provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Section 16(b) and Rule 16b-3 under the Exchange Act. Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers and directors or other persons subject to Section 16(b) of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other participants.

     All decisions or interpretations made by the Plan Administrator with regard to any question arising hereunder or under the Plan shall be binding and conclusive on the Company and you.

     This Agreement shall bind and inure to the benefit of the parties hereto and the successors and assigns of the Company and, to the extent provided in the Plan, your executors, administrators, legatees and heirs.

     Please execute the Acceptance and Acknowledgment set forth below on the enclosed copy of this Agreement and return it to the undersigned.


                                        Very truly yours,


                                        U.S. WIRELESS DATA, INC.



                                       By: _____________________________________

                         ACCEPTANCE AND ACKNOWLEDGMENT

     I, a resident of the State of __________, accept the stock option described above granted under the U.S. Wireless Data, Inc. 2000 Stock Option Plan, and acknowledge receipt of a copy of this Agreement, including a copy of the Plan. I have read and understand this Agreement and the Plan, including the provisions of Section 8 thereof. I further understand and acknowledge that the exercise of the nonqualified stock option described above implicates certain tax considerations and the Company has given no tax advice with respect to the nonqualified stock option described above. I have been given the opportunity to discuss the option with my tax advisors and I understand the implications of exercising the option and holding or disposing of the shares underlying the option.


Dated: _______________________


______________________________    ______________________________________________
Taxpayer I.D. Number              Signature

     By his or her signature below, the spouse of the Optionee, if such Optionee is legally married as of the date of such Optionee's execution of this Agreement, acknowledges that he or she has read this Agreement and the Plan and is familiar with the terms and provisions thereof, and agrees to be bound by all the terms and conditions of this Agreement and the Plan.


Dated: _______________________



                                   _____________________________________________
                                   Spouse's Signature



                                   _____________________________________________
                                   Printed Name

                              NOTICE OF EXERCISE


U.S. Wireless Data, Inc.
805 Third Avenue, 8th Floor
New York, New York 10022

Gentlemen:


     I hereby exercise my right to purchase ______ shares of Common Stock (the "Shares") of U.S. Wireless Data, Inc., a Colorado corporation, pursuant to, and in accordance with, the U.S. Wireless Data, Inc. 2000 Incentive Stock Option Agreement ("Agreement") dated __________. As provided in that Agreement, I deliver herewith a certified or bank cashier's check in the amount of the aggregate option price (unless alternative payment methods have been approved by the Plan Administrator). Please deliver to me stock certificates representing the subject shares registered as follows:

            Name: ______________________________________

            Address: ___________________________________

                     ___________________________________

            Social Security Number: ____________________

     The aggregate exercise price is $___________ (total number of shares to be purchased x $____ per share).


     1. If the sale of the Shares and the resale thereof has not, prior to the date hereof, been registered pursuant to a registration statement filed and declared effective under the Securities Act of 1933, as amended (the "Act"), the undersigned hereby agrees, represents, and warrants that:

        (a) the undersigned is acquiring the Shares for his or her own account (and not for the account of others), for investment and not with a view to the distribution or resale thereof;

        (b) by virtue of his or her position, the undersigned has access to the same kind of information which would be available in a registration statement filed under the Act;

        (c) the undersigned is a sophisticated investor;

        (d) the undersigned understands that he or she may not sell or otherwise dispose of the Shares in the absence of either (i) a registration statement filed under the Act or (ii) an exemption from the registration provisions thereof; and

        (e) the certificates representing the Shares may contain a legend to the effect of subsection (d) of this Section 1.

     2. If the sale of the Shares and the resale thereof has been registered pursuant to a registration statement filed and declared effective under the Act, the undersigned hereby represents and warrants that he or she has received the applicable prospectus and a copy of the most recent annual report, as well as all other material sent to shareholders generally.

     3. The undersigned acknowledges that the number of shares of Common Stock subject to the Agreement is hereafter reduced by the number of shares of Common Stock represented by the Shares.

     4. The undersigned understands that there are certain tax implications to his or her exercise of his or her right to purchase shares of Common Stock under the Agreement. The undersigned further understands that it is his or her obligation to confer with his or her own tax advisor with respect to such tax implications.


                                        Very truly yours,


                                      __________________________________________
                                        (signature)


                                      __________________________________________
                                        (please type or print name)


                                       By: _____________________________________
                                           Name:
                                           Title:

                           U.S. WIRELESS DATA, INC.
               Annual Meeting of Shareholders September 7, 2000
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
     The undersigned shareholder in U.S. Wireless Data, Inc. ("Company") hereby constitutes and appoints Dean M. Leavitt and Charles I. Leone, and each of them, his true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the New York Marriott East Side, 525 Lexington Avenue, New York, New York 10017, on September 7, 2000, at 2:00 p.m., New York Time, or at any postponement or adjournment thereof, on any and all of the proposals contained in the Notice of the Annual Meeting of Shareholders, with all the powers the undersigned would possess if present personally at said meeting, or at any postponement or adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ON THE REVERSE SIDE and FOR THE APPROVAL OF PROPOSALS 2, 3, 4, 5 and 6

The Board recommends a vote FOR all Proposals.

/X/ Please mark your votes as this example

1 (a). Election of Directors by holders of Common Stock
       / / GRANT AUTHORITY                             / / WITHHOLD AUTHORITY
       to vote for all nominees listed                 to vote for all nominees
       (except as marked in the contrary,              listed at left
       see instruction below)

  Michael S. Falk, Dean M. Leavitt, Amy L. Newmark, Alvin C. Rice and Chester N. Winter

     INSTRUCTION: To withhold authority to vote for any individual nominee, line through the name of the nominee above.

                                    (continued and to be signed on reverse side)

2. Proposal to approve an amendment to the Company's Articles of Incorporation, to increase the authorized capital stock of the Company to 225,000,000 of which 200,000,000 shares shall be designated "Common Stock" and 25,000,000 shares of which shall be designated "Preferred Stock."

             / / FOR            / /AGAINST            / / ABSTAIN

3.  Proposal to reincorporate in the State of Delaware.

             / / FOR            / /AGAINST            / / ABSTAIN

4.  Proposal to approve the U.S. Wireless Data, Inc. 2000 Stock Option Plan.

             / / FOR            / /AGAINST            / / ABSTAIN

5. Proposal to approve an amendment of the Company's Article of Incorporation to effectuate a one-for-four reverse stock split of the Company's Common Stock.

             / / FOR            / /AGAINST            / / ABSTAIN

6. Proposal to ratify M.R. Weiser & Co. LLP as independent auditors and public accountants

             / / FOR            / /AGAINST            / / ABSTAIN

The above named proxies are granted the authority, in their discretion, to act upon such other matters as may properly come before the meeting or any postponement or adjournment thereof.
                                              Dated                       , 2000
                                                    ---------------------

                                              ----------------------------------
                                              Signature(s)

                                              ----------------------------------
                                              Signature


                                               Please sign exactly as your name
                                               appears and return this Proxy
                                               immediately in the enclosed
                                               stamped self-addressed envelope.

                            U.S. WIRELESS DATA, INC.
                Annual Meeting of Shareholders September 7, 2000
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned shareholder in U.S. Wireless Data, Inc. ("Company") hereby constitutes and appoints Dean M. Leavitt and Charles I. Leone, and each of them, his true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the New York Marriott East Side, 525 Lexington Avenue, New York, New York 10017, on September 7, 2000, at 2:00 p.m., New York Time, or at any postponement or adjournment thereof, on any and all of the proposals contained in the Notice of the Annual Meeting of Shareholders, with all the powers the undersigned would possess if present personally at said meeting, or at any postponement or adjournment thereof.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ON THE REVERSE SIDE and FOR THE APPROVAL OF PROPOSALS 2, 3, 4, 5 and 6

            (Continued and to be signed and dated on the other side)

 -----
|     |   Please mark your                                             |
|  X  |   votes as this                                                |
|     |   example.                                                     |
 -----                                                                  -----

----------------------------------------------------------------------------
          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS.

                                 GRANT AUTHORITY                 WITHHOLD
                            to vote for all nominees            AUTHORITY
                            listed (except as marked)        to vote for all
                              in the contrary, see              nominees
                               instructions below)            listed below

                                     -----                        -----
                                    |     |                      |     |
1(b). Election                      |     |                      |     |
      of Directors                  |     |                      |     |
      by holders                     -----                        -----
      of Series C
      Preferred Stock

Nominees: Edwin M. Cooperman and Barry A. Kaplan

INSTRUCTION: To withhold authority to vote for any
             individual nominee, line through the
             name of the nominee above.

                                                                        FOR         AGAINST      ABSTAIN

2     Proposal to approve an amendment to the Company's                -----          -----       -----
      Articles of Incorporation, to increase the authorized           |     |        |     |     |     |
      capital stock of the Company to 225,000,000 of which            |     |        |     |     |     |
      200,000,000 shares shall be designated "Common Stock"           |     |        |     |     |     |
      and 25,000,000 shares of which shall be designated               -----          -----       -----
      "Preferred Stock."

3     Proposal to reincorporate in the State of Delaware.              -----          -----       -----
                                                                      |     |        |     |     |     |
                                                                      |     |        |     |     |     |
                                                                      |     |        |     |     |     |
                                                                       -----          -----       -----

4     Proposal to approve the U.S. Wireless Data, Inc. 2000            -----          -----       -----
      Stock Option Plan.                                              |     |        |     |     |     |
                                                                      |     |        |     |     |     |
                                                                      |     |        |     |     |     |
                                                                       -----          -----       -----

5     Proposal to approve an amendment of the Company's                -----          -----       -----
      Article of Incorporation to effectuate a one-for-four           |     |        |     |     |     |
      reverse stock split of the Company's Common Stock.              |     |        |     |     |     |
                                                                      |     |        |     |     |     |
                                                                       -----          -----       -----

6     Proposal to ratify M.R. Weiser & Co. LLP as                      -----          -----       -----
      independent auditors and public accountants                     |     |        |     |     |     |
                                                                      |     |        |     |     |     |
                                                                      |     |        |     |     |     |
                                                                       -----          -----       -----

DO NOT PRINT
IN THIS AREA

   The above named proxies are granted the authority, in their discretion, to act upon such other matters as may properly come before the meeting or any postponement or adjournment thereof.

Class of Stock


                                              Dated                    2000
-------------------------------------------           -----------------
           Signature(s)


                                              Dated                    2000
-------------------------------------------           -----------------
             Signature


Please sign exactly as your name appears and return this Proxy immediately in the enclosed stamped self-addressed envelope.